SERIES 1994-S20 POOLING AND SERVICING AGREEMENT

EXECUTION COPY


         RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                             Company,

                 RESIDENTIAL FUNDING CORPORATION,

                         Master Servicer,

                                and

                THE FIRST NATIONAL BANK OF CHICAGO,

                              Trustee




                  POOLING AND SERVICING AGREEMENT

                   Dated as of December 1, 1994



                Mortgage Pass-Through Certificates

                          Series 1994-S20

                         TABLE OF CONTENTS
                                                   Page

                             ARTICLE I

                            DEFINITIONS


      Section 1.01.  Definitions . . . . . . . . .   2
      Accrued Certificate Interest . . . . . . . .   2
      Adjusted Mortgage Rate . . . . . . . . . . .   2
      Adjustment Date. . . . . . . . . . . . . . .   3
      Advance. . . . . . . . . . . . . . . . . . .   3
      Affiliate. . . . . . . . . . . . . . . . . .   3
      Agreement. . . . . . . . . . . . . . . . . .   3
      Amount Held for Future
            Distribution . . . . . . . . . . . . .   3
      Appraised Value. . . . . . . . . . . . . . .   3
      Assignment . . . . . . . . . . . . . . . . .   3
      Assignment Agreement . . . . . . . . . . . .   3
      Available Distribution Amount. . . . . . . .   4
      Bankruptcy Amount. . . . . . . . . . . . . .   4
      Bankruptcy Code. . . . . . . . . . . . . . .   4
      Bankruptcy Loss. . . . . . . . . . . . . . .   4
      Business Day . . . . . . . . . . . . . . . .   4
      Buydown Funds. . . . . . . . . . . . . . . .   5
      Buydown Mortgage Loan. . . . . . . . . . . .   5
      Cash Liquidation . . . . . . . . . . . . . .   5
      Certificate. . . . . . . . . . . . . . . . .   5
      Certificate Account. . . . . . . . . . . . .   5
      Certificate Account Deposit Date . . . . . .   5
      Certificateholder or Holder. . . . . . . . .   5
      Certificate Principal Balance. . . . . . . .   5
      Certificate Register and
            Certificate Registrar. . . . . . . . .   6
      Class. . . . . . . . . . . . . . . . . . . .   6
      Class A Certificate. . . . . . . . . . . . .   6
      Class B Certificate. . . . . . . . . . . . .   6
      Class B Percentage . . . . . . . . . . . . .   7
      Class B-1 Percentage . . . . . . . . . . . .   7
      Class B-1 Prepayment Distribution
            Trigger. . . . . . . . . . . . . . . .   7
      Class B-2 Percentage . . . . . . . . . . . .   7
      Class B-2 Prepayment Distribution
            Trigger. . . . . . . . . . . . . . . .   7
      Class B-3 Percentage . . . . . . . . . . . .   7
      Class B-3 Prepayment Distribution
            Trigger. . . . . . . . . . . . . . . .   7
      Class M Certificate. . . . . . . . . . . . .   7
      Class M Percentage . . . . . . . . . . . . .   8
      Class M-1 Percentage . . . . . . . . . . . .   8
      Class M-2 Percentage . . . . . . . . . . . .   8
      Class M-2 Prepayment Distribution
            Trigger. . . . . . . . . . . . . . . .   8
      Class R Certificate. . . . . . . . . . . . .   8
      Closing Date . . . . . . . . . . . . . . . .   8
      Code . . . . . . . . . . . . . . . . . . . .   8
      Compensating Interest. . . . . . . . . . . .   8
      Converted Mortgage Loan. . . . . . . . . . .   9
      Convertible Mortgage Loan. . . . . . . . . .   9
      Converting Mortgage Loan . . . . . . . . . .   9
      Corporate Trust Office . . . . . . . . . . .   9
      Credit Support Depletion Date. . . . . . . .   9
      Curtailment. . . . . . . . . . . . . . . . .   9
      Custodial Account. . . . . . . . . . . . . .   9
      Custodial Agreement. . . . . . . . . . . . .   9
      Custodian. . . . . . . . . . . . . . . . . .   9
      Cut-off Date . . . . . . . . . . . . . . . .   9
      Cut-off Date Principal Balance . . . . . . .   9
      Debt Service Reduction . . . . . . . . . . .   9
      Deficient Valuation. . . . . . . . . . . . .  10
      Deleted Mortgage Loan. . . . . . . . . . . .  10
      Destroyed Mortgage Note. . . . . . . . . . .  10
      Determination Date . . . . . . . . . . . . .  10
      Disqualified Organization. . . . . . . . . .  10
      Distribution Date. . . . . . . . . . . . . .  10
      Due Date . . . . . . . . . . . . . . . . . .  10
      Due Period . . . . . . . . . . . . . . . . .  11
      Eligible Account . . . . . . . . . . . . . .  11
      Event of Default . . . . . . . . . . . . . .  11
      Excess Bankruptcy Loss . . . . . . . . . . .  11
      Excess Fraud Loss. . . . . . . . . . . . . .  11
      Excess Special Hazard Loss . . . . . . . . .  11
      Excess Subordinate Principal
            Amount . . . . . . . . . . . . . . . .  11
      Extraordinary Events . . . . . . . . . . . .  12
      Extraordinary Losses . . . . . . . . . . . .  12
      FDIC . . . . . . . . . . . . . . . . . . . .  12
      FHLMC. . . . . . . . . . . . . . . . . . . .  12
      Final Distribution Date. . . . . . . . . . .  12
      Fitch. . . . . . . . . . . . . . . . . . . .  13
      FNMA . . . . . . . . . . . . . . . . . . . .  13
      Foreclosure Profits. . . . . . . . . . . . .  13
      Fraud Loss Amount. . . . . . . . . . . . . .  13
      Fraud Losses . . . . . . . . . . . . . . . .  13
      Gross Margin . . . . . . . . . . . . . . . .  14
      Independent. . . . . . . . . . . . . . . . .  14
      Index. . . . . . . . . . . . . . . . . . . .  14
      Initial Certificate Principal
            Balance. . . . . . . . . . . . . . . .  14
      Insurance Proceeds . . . . . . . . . . . . .  14
      Insurer. . . . . . . . . . . . . . . . . . .  14
      Late Collections . . . . . . . . . . . . . .  14
      Liquidation Proceeds . . . . . . . . . . . .  14
      Loan-to-Value Ratio. . . . . . . . . . . . .  15
      Maturity Date. . . . . . . . . . . . . . . .  15
      Maximum Interest Rate. . . . . . . . . . . .  15
      Minimum Interest Rate. . . . . . . . . . . .  15
      Monthly Payment. . . . . . . . . . . . . . .  15
      Moody's. . . . . . . . . . . . . . . . . . .  15
      Mortgage . . . . . . . . . . . . . . . . . .  15
      Mortgage File. . . . . . . . . . . . . . . .  15
      Mortgage Loan Schedule . . . . . . . . . . .  15
      Mortgage Loans . . . . . . . . . . . . . . .  17
      Mortgage Note. . . . . . . . . . . . . . . .  17
      Mortgage Rate. . . . . . . . . . . . . . . .  17
      Mortgaged Property . . . . . . . . . . . . .  17
      Mortgagor. . . . . . . . . . . . . . . . . .  17
      Net Mortgage Rate. . . . . . . . . . . . . .  17
      Non-Primary Residence Loans. . . . . . . . .  17
      Non-United States Person . . . . . . . . . .  17
      Nonrecoverable Advance . . . . . . . . . . .  18
      Nonsubserviced Mortgage Loan . . . . . . . .  18
      Officers' Certificate. . . . . . . . . . . .  18
      Opinion of Counsel . . . . . . . . . . . . .  18
      Original Senior Percentage . . . . . . . . .  18
      Outstanding Mortgage Loan. . . . . . . . . .  18
      Ownership Interest . . . . . . . . . . . . .  18
      Pass-Through Rate. . . . . . . . . . . . . .  18
      Paying Agent . . . . . . . . . . . . . . . .  19
      Percentage Interest. . . . . . . . . . . . .  19
      Periodic Cap . . . . . . . . . . . . . . . .  19
      Permitted Investments. . . . . . . . . . . .  19
      Permitted Transferee . . . . . . . . . . . .  20
      Person . . . . . . . . . . . . . . . . . . .  20
      Pool Stated Principal Balance. . . . . . . .  20
      Prepayment Assumption. . . . . . . . . . . .  20
      Prepayment Distribution Percentage . . . . .  21
      Prepayment Distribution Trigger. . . . . . .  22
      Prepayment Interest Shortfall. . . . . . . .  22
      Prepayment Period. . . . . . . . . . . . . .  22
      Primary Insurance Policy . . . . . . . . . .  22
      Principal Prepayment . . . . . . . . . . . .  22
      Principal Prepayment in Full . . . . . . . .  22
      Program Guide. . . . . . . . . . . . . . . .  22
      Purchase Price . . . . . . . . . . . . . . .  22
      Qualified Substitute Mortgage Loan . . . . .  23
      Rating Agency. . . . . . . . . . . . . . . .  23
      Realized Loss. . . . . . . . . . . . . . . .  23
      Record Date. . . . . . . . . . . . . . . . .  24
      Regular Certificate. . . . . . . . . . . . .  24
      REMIC. . . . . . . . . . . . . . . . . . . .  24
      REMIC Provisions . . . . . . . . . . . . . .  24
      REO Acquisition. . . . . . . . . . . . . . .  24
      REO Disposition. . . . . . . . . . . . . . .  24
      REO Imputed Interest . . . . . . . . . . . .  24
      REO Proceeds . . . . . . . . . . . . . . . .  24
      REO Property . . . . . . . . . . . . . . . .  25
      Request for Release. . . . . . . . . . . . .  25
      Required Insurance Policy. . . . . . . . . .  25
      Residential Funding. . . . . . . . . . . . .  25
      Responsible Officer. . . . . . . . . . . . .  25
      Seller . . . . . . . . . . . . . . . . . . .  25
      Seller's Agreement . . . . . . . . . . . . .  25
      Senior Accelerated Distribution
            Percentage . . . . . . . . . . . . . .  25
      Senior Percentage. . . . . . . . . . . . . .  26
      Senior Principal Distribution
            Amount . . . . . . . . . . . . . . . .  27
      Servicing Accounts . . . . . . . . . . . . .  27
      Servicing Advances . . . . . . . . . . . . .  27
      Servicing Fee. . . . . . . . . . . . . . . .  27
      Servicing Officer. . . . . . . . . . . . . .  27
      Special Hazard Amount. . . . . . . . . . . .  27
      Special Hazard Loss. . . . . . . . . . . . .  28
      Special Hazard Percentage. . . . . . . . . .  28
      Standard & Poor's. . . . . . . . . . . . . .  28
      Stated Principal Balance . . . . . . . . . .  28
      Subordinate Principal Distribution
            Amount . . . . . . . . . . . . . . . .  29
      Subserviced Mortgage Loan. . . . . . . . . .  29
      Subservicer. . . . . . . . . . . . . . . . .  29
      Subservicer Advance. . . . . . . . . . . . .  29
      Subservicing Account . . . . . . . . . . . .  29
      Subservicing Agreement . . . . . . . . . . .  29
      Subservicing Fee . . . . . . . . . . . . . .  30
      Tax Returns. . . . . . . . . . . . . . . . .  30
      Transfer . . . . . . . . . . . . . . . . . .  30
      Transferee . . . . . . . . . . . . . . . . .  30
      Transferor . . . . . . . . . . . . . . . . .  30
      Trust Fund . . . . . . . . . . . . . . . . .  30
      Uninsured Cause. . . . . . . . . . . . . . .  31
      United States Person . . . . . . . . . . . .  31
      Voting Rights. . . . . . . . . . . . . . . .  31


                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES


      Section 2.01.     Conveyance of
                        Mortgage Loans . . . . . .  32
      Section 2.02.     Acceptance by
                        Trustee. . . . . . . . . .  35
      Section 2.03.     Representations,
                        Warranties and
                        Covenants of the
                        Master Servicer and
                        the Company. . . . . . . .  36
      Section 2.04.     Representations and
                        Warranties of
                        Sellers. . . . . . . . . .  40
      Section 2.05.     Execution and
                        Authentication of
                        Certificates . . . . . . .  42
      Section 2.06.     Miscellaneous REMIC
                        Provisions . . . . . . . .  42


                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS


      Section 3.01.     Master Servicer to
                        Act as Servicer. . . . . .  43
      Section 3.02.     Subservicing
                        Agreements Between
                        Master Servicer and
                        Subservicers;
                        Enforcement of
                        Subservicers' and
                        Sellers'
                        Obligations. . . . . . . .  44
      Section 3.03.     Successor
                        Subservicers . . . . . . .  45
      Section 3.04.     Liability of the
                        Master Servicer. . . . . .  45
      Section 3.05.     No Contractual
                        Relationship Between
                        Subservicer and
                        Trustee or
                        Certificateholders . . . .  46
      Section 3.06.     Assumption or
                        Termination of
                        Subservicing
                        Agreements by
                        Trustee. . . . . . . . . .  46
      Section 3.07.     Collection of
                        Certain Mortgage
                        Loan Payments;
                        Deposits to
                        Custodial Account. . . . .  46
      Section 3.08.     Subservicing
                        Accounts; Servicing
                        Accounts . . . . . . . . .  48
      Section 3.09.     Access to Certain
                        Documentation and
                        Information
                        Regarding the
                        Mortgage Loans . . . . . .  50
      Section 3.10.     Permitted
                        Withdrawals from the
                        Custodial Account. . . . .  50
      Section 3.11.     Maintenance of the
                        Primary Insurance
                        Policies;
                        Collections
                        Thereunder . . . . . . . .  52
      Section 3.12.     Maintenance of Fire
                        Insurance and
                        Omissions and
                        Fidelity Coverage. . . . .  53
      Section 3.13.     Enforcement of
                        Due-on-Sale Clauses;
                        Assumption and
                        Modification
                        Agreements; Certain
                        Assignments. . . . . . . .  54
      Section 3.14.     Realization Upon
                        Defaulted Mortgage
                        Loans. . . . . . . . . . .  56
      Section 3.15.     Trustee to
                        Cooperate; Release
                        of Mortgage Files. . . . .  59
      Section 3.16.     Servicing and Other
                        Compensation;
                        Compensating
                        Interest . . . . . . . . .  60
      Section 3.17.     Reports to the
                        Trustee and the
                        Company. . . . . . . . . .  61
      Section 3.18.     Annual Statement as
                        to Compliance. . . . . . .  61
      Section 3.19.     Annual Independent
                        Public Accountants'
                        Servicing Report . . . . .  61
      Section 3.20.     Rights of the
                        Company in Respect
                        of the Master
                        Servicer . . . . . . . . .  62
      Section 3.21.     Converted Mortgage
                        Loans; Certain
                        Procedures and
                        Purchasers . . . . . . . .  62
      Section 3.22.     Administration of
                        Buydown Funds. . . . . . .  64


                      ARTICLE IV

            PAYMENTS TO CERTIFICATEHOLDERS


      Section 4.01.     Certificate Account. . . .  65
      Section 4.02.     Distributions. . . . . . .  65
      Section 4.03.     Statements to
                        Certificateholders . . . .  70
      Section 4.04.     Distribution of
                        Reports to the
                        Trustee and the
                        Company; Advances by
                        the Master Servicer. . . .  73
      Section 4.05.     Allocation of
                        Realized Losses. . . . . .  75
      Section 4.06.     Reports of
                        Foreclosures and
                        Abandonment of
                        Mortgaged Property . . . .  76
      Section 4.07.     Optional Purchase of
                        Defaulted Mortgage Loans .  76


                       ARTICLE V

                   THE CERTIFICATES

      Section 5.01.     The Certificates . . . . .  77
      Section 5.02.     Registration of
                        Transfer and
                        Exchange of
                        Certificates . . . . . . .  78
      Section 5.03.     Mutilated,
                        Destroyed, Lost or
                        Stolen Certificates. . . .  83
      Section 5.04.     Persons Deemed
                        Owners . . . . . . . . . .  83
      Section 5.05.     Appointment of
                        Paying Agent . . . . . . .  83
      Section 5.06.     Optional Purchase of
                        Certificates . . . . . . .  84


                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER


      Section 6.01.     Respective
                        Liabilities of the
                        Company and the
                        Master Servicer. . . . . .  86
      Section 6.02.     Merger or
                        Consolidation of the
                        Company or the
                        Master Servicer;
                        Assignment of Rights
                        and Delegation of
                        Duties by Master
                        Servicer . . . . . . . . .  86
      Section 6.03.     Limitation on
                        Liability of the
                        Company, the Master
                        Servicer and Others. . . .  87
      Section 6.04.     Company and Master
                        Servicer Not to
                        Resign . . . . . . . . . .  88

                      ARTICLE VII

                        DEFAULT


      Section 7.01.     Events of Default. . . . .  89
      Section 7.02.     Trustee or Company
                        to Act; Appointment
                        of Successor . . . . . . .  91
      Section 7.03.     Notification to
                        Certificateholders . . . .  92
      Section 7.04.     Waiver of Events of
                        Default. . . . . . . . . .  92


                     ARTICLE VIII

                CONCERNING THE TRUSTEE


      Section 8.01.     Duties of Trustee. . . . .  93
      Section 8.02.     Certain Matters
                        Affecting the
                        Trustee. . . . . . . . . .  95
      Section 8.03.     Trustee Not Liable
                        for Certificates or
                        Mortgage Loans . . . . . .  96
      Section 8.04.     Trustee May Own
                        Certificates . . . . . . .  96
      Section 8.05.     Master Servicer to
                        Pay Trustee's Fees
                        and Expenses;
                        Indemnification. . . . . .  97
      Section 8.06.     Eligibility
                        Requirements for
                        Trustee. . . . . . . . . .  98
      Section 8.07.     Resignation and
                        Removal of the
                        Trustee. . . . . . . . . .  98
      Section 8.08.     Successor Trustee. . . . .  99
      Section 8.09.     Merger or
                        Consolidation of
                        Trustee. . . . . . . . . . 100
      Section 8.10.     Appointment of
                        Co-Trustee or
                        Separate Trustee . . . . . 100
      Section 8.11.     Appointment of
                        Custodians . . . . . . . . 101
      Section 8.12.     Appointment of
                        Office or Agency . . . . . 101


                      ARTICLE IX

                      TERMINATION


      Section 9.01.     Termination Upon
                        Purchase by the
                        Master Servicer or
                        the Company or
                        Liquidation of All
                        Mortgage Loans . . . . . . 102
      Section 9.02.     Additional
                        Termination
                        Requirements . . . . . . . 104


                       ARTICLE X

                   REMIC PROVISIONS

      Section 10.01.    REMIC
                        Administration . . . . . . 106

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

      Section 11.01.    Amendment. . . . . . . . . 110
      Section 11.02.    Recordation of
                        Agreement;
                        Counterparts . . . . . . . 112
      Section 11.03.    Limitation on Rights
                        of
                        Certificateholders . . . . 113
      Section 11.04.    Governing Law. . . . . . . 114
      Section 11.05.    Notices. . . . . . . . . . 114
      Section 11.06.    Notices to Rating
                        Agency . . . . . . . . . . 114
      Section 11.07.    Severability of
                        Provisions . . . . . . . . 115
      Section 11.08.    Supplemental
                        Provisions for
                        Resecuritization . . . . . 115



Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class M Certificate
Exhibit C         Form of Class B Certificate
Exhibit D         Form of Class R Certificate
Exhibit E         Form of Custodial Agreement
Exhibit One       Form of Custodian Initial Certification
Exhibit Two       Form of Custodian Interim Certification
Exhibit Three     Form of Custodial Final Certification
Exhibit F         Mortgage Loan Schedule
Exhibit G         Form of Seller/Servicer Contract
Exhibit H         Forms of Request for Release
Exhibit I-1       Form of Transfer Affidavit and Agreement
Exhibit I-2       Form of Transferor Certificate
Exhibit J         Form of Investor Representation Letter
Exhibit K         Form of Transferor Representation Letter
Exhibit L         Text of Amendment to Pooling and Servicing Agreement
                        Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit M         Form of Limited Guaranty
Exhibit N         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O         Form of Rule 144A Investment Representation

            This Pooling and Servicing
Agreement, effective as of December 1, 1994, among RESIDENTIAL FUNDING MORTGAGE SECURITIES
I, INC., as the company (together with its permitted successors and assigns, the
"Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master
Servicer"), and THE FIRST NATIONAL BANK OF
CHICAGO, a national banking association, as trustee (together with its permitted successors and assigns, the "Trustee"),


                PRELIMINARY STATEMENT:

            The Company intends to sell
mortgage pass-through certificates
(collectively, the "Certificates"), to be issued hereunder in seven classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage
Loans (as defined herein).  As provided
herein, the Master Servicer will make an election to treat the entire segregated pool of assets subject to this Agreement
(including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a real estate mortgage investment conduit (a
"REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Trust Fund." The Class A,
Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will represent ownership of "regular interests" in the REMIC consisting of the Trust Fund, and the Class R
Certificates will constitute the sole class of "residual interest" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

            The following table sets forth the
designation, type, Pass-Through Rate,
aggregate Initial Certificate Principal
Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                              Aggregate
                                              Initial
                                              Certificate
                                              Principal
Designation  Type         Pass-Through Rate   Balance          Features
- -----------  -----------  -----------------   ---------------  -----------
Class A      Senior       Adjustable Rate     $100,003,900.00  Senior
Class R      Senior       Adjustable Rate     $        100.00  Residual
Class M-1    Mezzanine    Adjustable Rate     $  2,949,000.00  Mezzanine
Class M-2    Mezzanine    Adjustable Rate     $  1,876,700.00  Mezzanine
Class B-1    Subordinate  Adjustable Rate     $  1,072,500.00  Subordinate
Class B-2    Subordinate  Adjustable Rate     $    375,400.00  Subordinate
Class B-3    Subordinate  Adjustable Rate     $    965,295.81  Subordinate


                                      Initial Ratings
Designation  Maturity Date            S&P       Fitch
- -----------  ----------------         ---       -----
Class A      October 25, 2024         AAr       AA
Class R      October 25, 2024         AAr       AA
Class M-1    October 25, 2024         N/A       A
Class M-2    October 25, 2024         N/A       BBB
Class B-1    October 25, 2024         N/A       BB
Class B-2    October 25, 2024         N/A       B
Class B-3    October 25, 2024         N/A       N/A

            The Mortgage Loans have an aggregate Cut-off
Date Principal Balance equal to $107,242,895.81.  The
Mortgage Loans are adjustable interest rate first mortgage loans having terms to maturity at origination or modification of not more than 30 years.

            In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                             ARTICLE I

                            DEFINITIONS

            Section 1.01.  Definitions.  Whenever used in
this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A
Certificate, any Class M Certificate, any Class B
Certificate or any Class R Certificate, one month's interest accrued at the then applicable Pass-Through
Rate on the Certificate Principal Balance thereof immediately prior to such preceding Distribution Date
(or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate
Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
4.01), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses (including Excess
Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class B Certificates and Class M Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil
Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued
Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any class of Class B Certificates or Class
M Certificates, Accrued Certificate Interest on such
Class of Class B Certificates or Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or Class M Certificates pursuant to Section 4.05.

            Adjusted Mortgage Rate:  With respect to any
Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

            Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

            Advance:  As to any Mortgage Loan, any
advance made by the Master Servicer, pursuant to
Section 4.04.

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement:  This Pooling and Servicing
Agreement and all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i)
Liquidation Proceeds, Insurance Proceeds, Principal
Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

            Appraised Value:  As to any Mortgaged
Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified
Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

            Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage
Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

            Assignment Agreement:  The Assignment and
Assumption Agreement, dated December 29, 1994, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

            Available Distribution Amount:  As to any
Distribution Date, an amount equal to (a) the sum of
(i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination
Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified
Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account
Deposit Date pursuant to Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to
Section 4.07, and (v) any amount that the Master
Servicer is not permitted to withdraw from the Certificate Account pursuant to Section 3.16(e) reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for
Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial
Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

            Bankruptcy Amount:  As of any date of
determination, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.  The Bankruptcy Amount may be further
reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating
Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

            Bankruptcy Code:  The Bankruptcy Code of
1978, as amended.

            Bankruptcy Loss:  With respect to any
Mortgage Loan, a Deficient Valuation or Debt Service
Reduction; provided, however, that neither a Deficient
Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

            Business Day:  Any day other than (i) a
Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

            Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

            Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

            Cash Liquidation:  As to any defaulted
Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

            Certificate:  Any Class A Certificate, Class
M Certificate, Class B Certificate or Class R
Certificate.

            Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc.,
Mortgage Pass-Through Certificates, Series 1994-S20" and which must be an Eligible Account.

            Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a non-United States
Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master
Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting
Rights necessary to effect any such consent or direction has been obtained.

            Certificate Principal Balance: With respect to each Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05.
With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class M
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M
Certificate of those Class M Certificates with the higher numerical designation at any given time shall thereafter be calculated to equal the Percentage
Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class B
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

            Certificate Register and Certificate
Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

            Class: Collectively, all of the Certificates bearing the same designation.

            Class A Certificate:  Any one of the Class A
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M
Certificates and Class B Certificates with respect to distributions and to the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in the REMIC as set forth in the Preliminary Statement hereto for purposes of the REMIC Provisions.

            Class B Certificate:  Any one of the Class B-
1 Certificates, Class B-2 Certificates or Class B-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class
A, Class M and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

            Class B Percentage:  Any one of the Class B-1
Percentage, Class B-2 Percentage or Class B-3
Percentage.

            Class B-1 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

            Class B-1 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-1 Certificates, Class
B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

            Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

            Class B-2 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-2 Certificates and
Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

            Class B-3 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

            Class B-3 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.9%.

            Class M Certificate:  Any one of the Class M-
1 Certificates or Class M-2 Certificates executed by the Trustee and authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, subordinate to the Class A and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section
4.05, and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

            Class M Percentage:  Any one of the Class M-1
Percentage or Class M-2 Percentage.

            Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

            Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

            Class M-2 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class M-2 Certificates, Class
B-1 Certificates, Class B-2 Certificates and Class B-3
Certificates immediately prior to such Distribution
Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date is greater than or equal to 4.00%.

            Class R Certificate:  Any one of the Class R
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D, senior to the Class M
Certificates and Class B Certificates and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

            Closing Date:  December 29, 1994.

            Code:  The Internal Revenue Code of 1986.

            Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment
Interest Shortfalls resulting from Principal
Prepayments in Full during the related Prepayment
Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution
Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution
Date and servicing compensation to which the Master
Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

            Converted Mortgage Loan:  Any Convertible
Mortgage Loan with respect to which the interest rate borne by such Mortgage Loan has been converted from an adjustable interest rate to a fixed interest rate.

            Convertible Mortgage Loan: Any Mortgage Loan which by its terms grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

            Converting Mortgage Loan:  Any Convertible
Mortgage Loan with respect to which the related
Mortgagor has given notice of his intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of such Mortgage Loan.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One North
State Street, 9th Floor, Chicago, Illinois 60602,
Attention: Residential Funding Corporation Series 1994-
S20.

            Credit Support Depletion Date:  The first
Distribution Date on which the Senior Percentage equals
100%.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

            Custodial Account: The custodial account or accounts created and maintained pursuant to Section
3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

            Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

            Custodian: A custodian appointed pursuant to a Custodial Agreement.

            Cut-off Date:  December 1, 1994.

            Cut-off Date Principal Balance:  As to any
Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

            Debt Service Reduction:  With respect to any
Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Deleted Mortgage Loan:  A Mortgage Loan
replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

            Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

            Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related
Distribution Date.

            Disqualified Organization: Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause the REMIC or any Person having an Ownership
Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms
"United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

            Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

            Due Date:  With respect to any Distribution
Date, the first day of the month in which such Distribution Date occurs.

            Due Period:  With respect to any Distribution
Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

            Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial
Account, either (A) a trust account or accounts maintained in the corporate trust department of The
First National Bank of Chicago, or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago as long as its short term debt obligations are rated P-1
(or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate
Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

            Event of Default:  As defined in Section
7.01.

            Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

            Excess Fraud Loss:  Any Fraud Loss, or
portion thereof, which exceeds the then applicable
Fraud Loss Amount.

            Excess Special Hazard Loss:  Any Special
Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

            Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the amount, if any, by which (i) the amount that would otherwise be distributable in respect of principal on such classes of Certificates on such Distribution Date is greater than (ii) the excess, if any, of the Certificate
Principal Balance of such classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date.

            Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

            (a)   losses which are otherwise covered by
      the fidelity bond and the errors and omissions insurance policy maintained pursuant to Section
      3.12(b);

            (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term
      "Special Hazard Loss";

            (c)   hostile or warlike action in time of
      peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

                  1.   by any government or sovereign
            power, de jure or de facto, or by any
            authority maintaining or using military, naval or air forces; or

                  2.   by military, naval or air forces;
            or

                  3.   by an agent of any such government,
            power, authority or forces;

            (d)   any weapon of war employing atomic
      fission or radioactive force whether in time of peace or war; or

            (e)   insurrection, rebellion, revolution,
      civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

            Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

            FDIC: Federal Deposit Insurance Corporation or any successor thereto.

            FHLMC:  Federal Home Loan Mortgage
Corporation, a corporate instrumentality of the United
States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Final Distribution Date:  The Distribution
Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

            Fitch: Fitch Investors Service, Inc. or its successor in interest.

            FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National
Mortgage Association Charter Act, or any successor thereto.

            Foreclosure Profits:  As to any Distribution
Date or related Determination Date and any Mortgage
Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO
Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

            Fraud Loss Amount:  As of any date of
determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off
Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage
Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

            The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

            Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic
Cap, the Maximum Interest Rate and the Minimum Interest
Rate) the interest rate to be borne by such Mortgage
Loan until the next Adjustment Date.

            Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master
Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master
Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in Statistical
Release No. H.15(519), as most recently available as of the date forty-five days prior to such Adjustment Date
(or fifteen days if so indicated in Exhibit F hereto under the heading "INT CHG PRIOR DAYS") or, in the event that such index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee that is based on comparable information.

            Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary
Statement hereto.

            Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

            Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

            Late Collections:  With respect to any
Mortgage Loan, all amounts received during any Due
Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

            Liquidation Proceeds:  Amounts (other than
Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

            Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related
Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-
1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of
Certificates representing a regular interest in the REMIC would be reduced to zero, which is October 25, 2024, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

            Maximum Interest Rate:  As to any Mortgage
Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage
Note and indicated in Exhibit F hereto as the "NOTE
CEILING," which rate may be applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

            Minimum Interest Rate:  As to any Mortgage
Loan, the greater of (i) the Gross Margin and (ii) the rate indicated in Exhibit F hereto as the "NOTE FLOOR", which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Monthly Payment:  With respect to any
Mortgage Loan (including any REO Property) and any Due
Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage
Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Loan Schedule:  The list of the
Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

            (i)   the Mortgage Loan identifying number
("RFC LOAN #");

            (ii)  the street address of the Mortgaged
Property including state and zip code ("ADDRESS");

            (iii)       the maturity of the Mortgage Note
("MATURITY DT");

            (iv)  the Mortgage Rate as of the Cut-off Date
("CURR RATE");

            (v)   the Adjusted Mortgage Rate as of the
Cut-off Date ("CURR NET");

            (vi)  the Net Mortgage Rate as of the Cut-off
Date ("NET MTG RT");

            (vii)       the scheduled monthly payment of
principal, if any, and interest as of the Cut-off Date
("CURRENT P & I");

            (viii)      the Cut-off Date Principal Balance
("PRINCIPAL BAL");

            (ix)  the Loan-to-Value Ratio at origination
("LTV");

            (x)   the rate at which the Subservicing Fee
accrues as of the Cut-off Date ("SUBSERV FEE");

            (xi)  the Maximum Interest Rate ("NOTE
CEILING");

            (xii)       the maximum Net Mortgage Rate ("MAX
NET MTG RT");

            (xiii)      the maximum subservicer pass-
through rate ("NET CEILING");

            (xiv)       the Gross Margin ("NOTE MARGIN");

            (xv) the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

            (xvi)       the Periodic Cap ("PERIODIC DECR"
or "PERIODIC INCR");

            (xvii)      a code "T", "BT" or "CT" under the
column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence;

            (xviii)     a code "N" under the column "OCCP
CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence; and

            (xix)       with respect to each Mortgage Loan
with a Minimum Interest Rate greater than the related
Gross Margin, the Minimum Interest Rate ("NOTE FLOOR").

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial
Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, each related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

            Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto. The Mortgage Rate will adjust annually on the Adjustment Date to equal the sum, rounded to (or if so indicated in Exhibit F hereto under the heading "NOTE METHOD", rounded up to) the nearest multiple of one-eighth of one percent (0.125%), of the related Index plus the Gross Margin, in each case subject to the applicable Periodic Cap, Maximum
Mortgage Rate and Minimum Mortgage Rate.

            Mortgaged Property: The underlying real property securing a Mortgage Loan.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Rate:  With respect to each
Mortgage Loan and each Due Date occurring on or prior to the first Adjustment Date for such Mortgage Loan occurring after the Cut-off Date, the rate designated as the "NET MTG RT" for such Mortgage Loan on Exhibit F hereto. With respect to each Mortgage Loan and each Due Date occurring after each Adjustment Date, a rate equal to the Mortgage Rate less the sum of the Servicing Fee and the Subservicing Fee; provided that the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage Rate immediately prior to such Adjustment
Date plus or minus the Periodic Cap applicable to such Mortgage Loan and (ii) the Net Mortgage Rate for any
Mortgage Loan shall not exceed a rate equal to the rate per annum indicated on Exhibit F hereto as the "MAX NET
MTG RT" for such Mortgage Loan. Notwithstanding the foregoing, for any Converted Mortgage Loan which is not repurchased pursuant to Section 3.21 hereof, effective with the first Due Date occurring after the effective date of each conversion, the Net Mortgage Rate shall be the difference between the interest rate borne by the related Mortgage Loan and 0.33%.

            Non-Primary Residence Loans:  The Mortgage
Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

            Non-United States Person: Any Person other than a United States Person.

            Nonrecoverable Advance:  Any Advance
previously made or proposed to be made by the Master
Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late
Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master
Servicer pursuant to Section 4.02(a)(iv) hereof.

            Nonsubserviced Mortgage Loan:  Any Mortgage
Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

            Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, and by the Treasurer, the Secretary, or one of the Assistant
Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master
Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel
(i) referred to in the definition of "Permitted
Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

            Original Senior Percentage: 93.25%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal
Balance of the Class A Certificates and Class R
Certificates and the denominator of which is the aggregate Initial Certificate Principal Balance of all of the Certificates.

            Outstanding Mortgage Loan:  As to any Due
Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due
Date pursuant to Section 2.02, 2.03 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate:  With respect to the Class
A Certificates, Class M Certificates, Class B
Certificates and Class R Certificates and any
Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Net Mortgage
Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage
Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal (or, in the case of the Pass-Through Rate for the initial
Distribution Date, at the close of business on the Cut-off Date). With respect to the initial Distribution
Date, the Pass-Through Rate is equal to 5.4005% per annum.

            Paying Agent:  The First National Bank of
Chicago or any successor Paying Agent appointed by the Trustee.

            Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related
Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial
Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

            Periodic Cap:  With respect to each Mortgage
Loan (except as set forth below), the periodic rate cap which limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date to no more than 2.00%; provided, that with respect to one Mortgage
Loan, on the first Adjustment Date thereof the Mortgage
Rate thereon may adjust to a rate not more than 2.25% above the previous Mortgage Rate.

            Permitted Investments: One or more of the following:

            (i)   obligations of or guaranteed as to
      principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

            (ii)  repurchase agreements on obligations
      specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii)       federal funds, certificates of
      deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S.
      depository institution or trust company
      incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;
      provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard &
      Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the
      Rating Agency;

            (iv)  commercial paper (having original
      maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating
      Agency in its highest short-term rating available;
      provided that such commercial paper shall have a remaining maturity of not more than 30 days;

            (v)   a money market fund or a qualified
      investment fund rated by each Rating Agency in its highest rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted
      Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
      Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

            Permitted Transferee:  Any Transferee of a
Class R Certificate, other than a Disqualified
Organization or Non-United States Person.

            Person:  Any individual, corporation,
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated
Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

            Prepayment Assumption:  A prepayment
assumption of 18% CPR of the constant prepayment rate, used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes. The constant prepayment rate assumes that the stated percentage of the outstanding principal balance of the pool is prepaid over the course of a year.


            Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

   (i)      For any Distribution Date:

            (a)   in the case of the Class of Class M
                  Certificates then outstanding with the
                  lower numerical designation, or in the
                  event the Class M Certificates are no
                  longer outstanding, the Class of Class B
                  Certificates then outstanding with the
                  lowest numerical designation and each
                  other Class of Class M Certificates and
                  Class B Certificates for which the
                  related Prepayment Distribution Trigger
                  has been satisfied, a fraction,
                  expressed as a percentage, the numerator of which is the Certificate Principal
                  Balance of such Class immediately prior
                  to such date and the denominator of
                  which is the sum of the Certificate
                  Principal Balances immediately prior to
                  such date of (1) the Class of Class M
                  Certificates then outstanding with the
                  lower numerical designation, or in the
                  event the Class M Certificates are no
                  longer outstanding, the Class of Class B
                  Certificates then outstanding with the
                  lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution
                  Triggers have been satisfied; and

            (b)   in the case of each other Class of Class
                  M Certificates and Class B Certificates
                  for which the Prepayment Distribution
                  Triggers have not been satisfied, 0%.

  (ii)      Notwithstanding the foregoing, if the
            application of the foregoing percentages on any Distribution Date as provided in Section
            4.02 (determined without regard to the
            proviso to the definition of "Subordinate
            Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal
            Balance thereof (any such class, a "Maturing
            Class"), then: (a) the Prepayment
            Distribution Percentage of each Maturing
            Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment
            Distribution Percentage of each other Class of Class M Certificates and Class B
            Certificates (any such Class, a "Non-Maturing
            Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero
            (such percentage as recalculated, the
            "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment
            Distribution Percentages of the Maturing
            Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-
            Maturing Classes in proportion to their
            respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each
            Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each
            Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

            Prepayment Distribution Trigger:  The Class
M-2 Prepayment Distribution Trigger, Class B-1
Prepayment Distribution Trigger, Class B-2 Prepayment
Distribution Trigger or Class B-3 Prepayment
Distribution Trigger.

            Prepayment Interest Shortfall:  As to any
Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net
Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal
Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

            Prepayment Period:  As to any Distribution
Date, the calendar month preceding the month of distribution.

            Primary Insurance Policy:  Each primary
policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section
2.03(b)(iv) and (v).

            Principal Prepayment:  Any payment of
principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation
Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Program Guide:  Collectively, the Seller
Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

            Purchase Price:  With respect to any Mortgage
Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07, an amount equal to the sum of (i)
100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted
Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due
Date to which interest was last paid by the Mortgagor.

            Qualified Substitute Mortgage Loan:  A
Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage
Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal
Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding, in the Custodial Account in the month of substitution);
(ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted
Mortgage Loan; (v) have a Gross Margin not less than that of the Deleted Mortgage Loan; (vi) have a Periodic
Rate Cap that is equal to that of the Deleted Mortgage
Loan; (vii) have a next Adjustment Date no later than that of the Deleted Mortgage Loan; and (viii) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

            Rating Agency: With respect to the Class A
Certificates and Class R Certificates, Fitch and
Standard & Poor's, and with respect to the Class M
Certificates, Class B-1 Certificates and Class B-2
Certificates, Fitch. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

            Realized Loss:  With respect to each Mortgage
Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net
Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation
(or REO Disposition) occurred on the Stated Principal
Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash
Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master
Servicer or any Subservicer with respect to related
Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient
Valuation and the principal balance of the Mortgage
Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

            Record Date:  With respect to each
Distribution Date, the close of business on the last
Business Day of the month next preceding the month in which the related Distribution Date occurs.

            Regular Certificate: Any of the Certificates other than a Class R Certificate.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC" shall mean the REMIC created under this Agreement.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

            REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds,
REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

            REO Imputed Interest:  As to any REO
Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

            REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

            REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted
Mortgage Loan.

            Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage
Loan.

            Residential Funding:  Residential Funding
Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

            Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

            Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

            Senior Accelerated Distribution Percentage:
With respect to any Distribution Date, the percentage indicated below:

                              Senior Accelerated
Distribution Date             Distribution Percentage

January 1995 through          100%
  December 2004

January 2005 through          Senior Percentage, plus 70% of
  December 2005               the sum of the Class M
                              Percentage and Class B
                              Percentage

January 2006 through          Senior Percentage, plus 60% of
  December 2006               the sum of the Class M
                              Percentage and Class B
                              Percentage

January 2007 through          Senior Percentage, plus 40% of
  December 2007               the sum of the Class M
                              Percentage and Class B
                              Percentage

January 2008 through          Senior Percentage, plus 20% of
 December 2008                the sum of the Class M
                              Percentage and Class B
                              Percentage

January 2009 and              Senior Percentage;
  thereafter

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a) (1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage
Loans to date for such Distribution Date occurring during the first ten years after the Delivery Date, or occurring during the eleventh, twelfth, thirteenth or fourteenth year (and any year thereafter) after the Closing Date, are less than 30%, 35%, 40%, 45% and 50%, respectively, of the sum of the Initial Certificate
Principal Balances of the Class M Certificates and
Class B Certificates or (b) (1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage
Loans prior to such Distribution Date are less than 10% of the sum of the Initial Certificate Principal
Balances of the Class M Certificates and Class B
Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated
Distribution Percentage for such Distribution Date shall be 100%.

            Notwithstanding the foregoing, if on any such Distribution Date (a) the sum of the Class M Percentage and the Class B Percentage, prior to giving effect to any distribution on such Distribution Date, equals or exceeds 13.50% (twice the sum of the initial Class M
Percentage and Class B Percentage), and (b) both of the conditions set forth in either clause (a) or clause (b) above have been met, then the Senior Accelerated
Distribution Percentage for such Distribution Date will equal the sum of (i) the Senior Percentage for such Distribution Date and (ii) 50% of the sum of the Class
M Percentage and Class B Percentage for such
Distribution Date, if such Distribution Date is prior to January 25, 1998, and will equal the Senior
Percentage for such Distribution Date if such Distribution Date is on or after January 25, 1998.

            Senior Percentage:  As of any Distribution
Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class A
Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

            Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Class A
Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii),
(xiv) and (xv).

            Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

            Servicing Advances:  All customary,
reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of
(i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14.

            Servicing Fee:  With respect to any Mortgage
Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to 0.08% on the Stated Principal Balance of such Mortgage
Loan as of the related Due Date, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02, provided, however, that the Servicing
Fee with respect to any Converted Mortgage Loan which remains a Mortgage Loan shall accrue at a rate equal to 0.33% per annum on the outstanding principal balance thereof unless the Master Servicer contracts with a Subservicer to subservice such Mortgage Loan in which case the Servicing Fee will be reduced by the amount of the Subservicing Fee.

            Servicing Officer:  Any officer of the Master
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

            Special Hazard Amount:  As of any
Distribution Date, an amount equal to $1,989,773 minus the sum of (i) the aggregate amount of Special Hazard
Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and
(ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary times a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage
Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 39.46% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding
Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California, and (B) the greater of (i) the product of the Special Hazard Percentage for such anniversary and the outstanding principal balance of all the Mortgage
Loans on the Distribution Date immediately preceding such anniversary, and (ii) twice the outstanding principal balance of the Mortgage Loan in the Trust
Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

            The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

            Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

            Special Hazard Percentage:  As of each
anniversary of the Cut-off Date, the greater of (i)
1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance
(as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Standard & Poor's:  Standard & Poor's Ratings
Group, a division of McGraw-Hill, Inc., or its successor in interest.

            Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the
Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution
Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO
Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO
Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and
(c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution
Date.

            Subordinate Principal Distribution Amount:
With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M
Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(A), (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B
Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(B), in each case to the extent such collections are not otherwise distributed to the Senior Certificates, (iii) the product of (x) the related Prepayment Distribution
Percentage, (y) 100% minus the Senior Accelerated
Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period, (iv) if such Class is the most senior Class of Certificates then outstanding
(as established in Section 4.05 hereof), any Excess
Subordinate Principal Amount for such Distribution Date and (v) any amounts described in clauses (i), (ii) and
(iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates; minus (b) any Excess
Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal
Balance of such Class of Certificates immediately prior to such date.

            Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

            Subservicer:  Any Person with whom the Master
Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

            Subservicer Advance:  Any delinquent
installment of principal and interest on a Mortgage
Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing
Agreement.

            Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

            Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain
Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

            Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date occurring on each Adjustment Date for such Mortgage Loan after the Cut-off Date, at an annual rate designated as "SUBSERV FEE" in Exhibit F;
provided, however, that with respect to one Mortgage
Loan, when the Net Mortgage Rate is equal to the maximum Net Mortgage Rate for such Mortgage Loan, the
Subservicing Fee will be equal to the then-applicable
Mortgage Rate minus the sum of the then-applicable Net
Mortgage Rate and the Servicing Fee for such Mortgage
Loan and provided further that the Subservicing Fee with respect to any Converted Mortgage Loan which remains a Mortgage Loan shall be zero unless otherwise agreed to by the Master Servicer and paid out of its Servicing Fee on any such Mortgage Loan.

            Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to
Residual Interest Holders of REMIC Taxable Income or
Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue
Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

            Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

            Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

            (i)   the Mortgage Loans and the related
      Mortgage Files,

            (ii)  all payments on and collections in
      respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial
      Account or in the Certificate Account and identified as belonging to the Trust Fund,

            (iii)       property which secured a Mortgage
      Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

            (iv)  the hazard insurance policies and
      Primary Insurance Policies, if any, and certain proceeds thereof.

            Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

            United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 99% of all of the Voting Rights shall be allocated among Holders of each Class of Certificates, other than the Class R Certificates, in proportion to the outstanding Certificate Principal
Balances of their respective Certificates; and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights, allocated among the Certificates of such Class in accordance with their respective Percentage Interests.

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

            (a)   The Company, concurrently with the
execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off
Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

            (b)   In connection with such assignment,
except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                  (i)   The original Mortgage Note,
      endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
      Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related
      Mortgage Note;

                  (ii)  The original Mortgage with evidence
      of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iii) An original Assignment of the
      Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                  (iv)  The original recorded assignment or
      assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;
      and

                  (v)   The original of each modification,
      assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

            (c)   The Company may, in lieu of delivering
the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section
2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

            On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section
2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's, if it is one of the Rating Agencies, (ii) the Trustee and (iii) each
Custodian a report setting forth the status of the documents which it is holding pursuant to this Section
2.01(c).

            (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement, as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

            The Company shall promptly cause to be
recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan. If any Assignment is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

            Any of the items set forth in Section 2.01(b) that may be delivered as a copy rather than the original may be delivered in microfiche form.

            (e)   It is intended that the conveyances by
the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage
Loans for the benefit of the Certificateholders.
Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this
Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage
Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section
9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

            The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage
Loan.

Section 2.02.     Acceptance by Trustee.

            The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial
Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage
Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or Custodian (such
Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of
Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt
(or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(c) above.  The Trustee or Custodian (such
Custodian being so obligated under a Custodial
Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, as supplemented, that have been conveyed to it.

            If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master
Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect. The Purchase
Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section
3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing
Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related
Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and
                  Covenants of the Master Servicer and the Company.

            (a)   The Master Servicer hereby represents
and warrants to the Trustee for the benefit of Certificateholders that:

                  (i)  The Master Servicer is a
      corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)  The execution and delivery of this
      Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's
      Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
      Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii)  This Agreement, assuming due
      authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
      Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv)  The Master Servicer is not in
      default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
      (financial or other) or operations of the Master
      Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v)  No litigation is pending or, to the
      best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vi)  The Master Servicer will comply in
      all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required
      Insurance Policy;

                  (vii)  No information, certificate of an
      officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (viii)  The Master Servicer has examined
      each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing
      Agreements will comply with the provisions of
      Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

            Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any
Custodian being so obligated under a Custodial
Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section
2.02. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section
2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

            (b)   The Company hereby represents and
warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                  (i)   No Mortgage Loan is one month or
      more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage
      Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (ii)  The information set forth in
      Exhibit F hereto with respect to each Mortgage
      Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (iii) The Mortgage Loans are
      fully-amortizing, adjustable-rate mortgage loans with Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                  (iv)  To the best of the Company's
      knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged
      Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (v)   The issuers of the Primary
      Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                  (vi)  No more than 1.4% of the Mortgage
      Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
      Properties located in any one zip code area;

                  (vii) If the improvements securing a
      Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                  (viii) Immediately prior to the
      assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest
      (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                  (ix)  Approximately 14.85% of the
      Mortgage Loans by aggregate Stated Principal
      Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

                  (x)   Each Mortgagor represented in its
      loan application with respect to the related
      Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                  (xi)  Each Mortgage Loan constitutes a
      qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-
      2(a)(1);

                  (xii) None of the Mortgage Loans will be Buydown Mortgage Loans; and

                  (xiii) A policy  of title insurance was
      effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

            Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2.03(b)(xi), the party discovering such breach shall give such notice within five days of discovery. Within
90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of
                  Sellers.

            The Company, as assignee of Residential
Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment
Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any
Custodian being so obligated under a Custodial
Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential
Funding shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified
Substitute Mortgage Loan or Loans for a Deleted
Mortgage Loan pursuant to this Section 2.04,
Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section
2.01, with the Mortgage Note endorsed as required by
Section 2.01.  No substitution will be made in any
calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified
Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage
Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master
Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the
Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related
Subservicing Agreement in all respects, the related
Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute
Mortgage Loan contained in the related Seller's
Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage
Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master
Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

            In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute
Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

            It is understood and agreed that the
obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the
Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment
Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential
Funding, the Trustee shall assign to Residential
Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of
                  Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire
Trust Fund.

Section 2.06.     Miscellaneous REMIC Provisions.

            (a)   The Company hereby designates the Class
A Certificates, Class M Certificates and Class B
Certificates as the "regular interests" and the Class R
Certificates as the sole class of "residual interests" in the REMIC consisting of the Trust Fund for purposes of Sections 860G(a)(1) and 860G(a)(2) of the Code, respectively.

            (b)   The Closing Date will be the "Startup
Day" of the REMIC within the meaning of Section
860G(a)(9) of the Code.

            (c) Residential Funding is hereby designated as "tax matters person" with respect to the REMIC as defined in the REMIC Provisions, and in connection therewith shall hold not less than 0.01% of the Percentage Interest evidenced by the Class R
Certificates; provided however, that if Residential
Funding is no longer the Master Servicer hereunder
Residential Funding shall be paid reasonable compensation by any successor Master Servicer hereto for so acting as "tax matters person".

                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

            (a)   The Master Servicer shall service and
administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage
Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section
3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged
Properties.  Notwithstanding the foregoing, subject to
Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would constitute a sale or exchange of such Mortgage
Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the REMIC to fail to qualify under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

            (b)   All costs incurred by the Master
Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section
3.10(a)(ii).

            (c)   The Master Servicer may enter into one
or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest
Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.     Subservicing Agreements Between Master
                  Servicer and Subservicers; Enforcement
                  of Subservicers' and Sellers'
                  Obligations.

            (a)   The Master Servicer may continue in
effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage
Loan that is a Nonsubserviced Mortgage Loan, the Master
Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage
Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each
Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement.
The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing
Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

            (b)   As part of its servicing activities
hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's
Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in
Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.03.     Successor Subservicers.

            The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master
Servicer shall either act as servicer of the related
Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

            Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between
                  Subservicer and Trustee or
                  Certificateholders.

            Any Subservicing Agreement that may be
entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master
Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.     Assumption or Termination of
                  Subservicing Agreements by Trustee.

            (a)   In the event the Master Servicer shall
for any reason no longer be the master servicer
(including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master
Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

            (b)   The Master Servicer shall, upon request
of the Trustee but at the expense of the Master
Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan
                  Payments; Deposits to Custodial Account.

            (a)   The Master Servicer shall make
reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.
Consistent with the terms of this Agreement, the Master
Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In the event of any such arrangement, the Master Servicer shall make timely Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

            (b)   The Master Servicer shall establish and
maintain a Custodial Account in which the Master
Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)    All payments on account of
      principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO
      Proceeds received in connection with an REO
      Property for which an REO Disposition has occurred;

                  (ii)  All payments on account of interest
      at the Adjusted Mortgage Rate on the Mortgage
      Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii)       Insurance Proceeds and
      Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv)  All proceeds of any Mortgage Loans
      purchased pursuant to Section 2.02, 2.03, 2.04 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute
      Mortgage Loan pursuant to Section 2.03 or 2.04;

                  (v)   Any amounts required to be
      deposited pursuant to Section 2.01(f), 3.07(c), 3.21, 3.22 or 4.07; and

                  (vi)  All amounts transferred from the
      Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Master
Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

            With respect to Insurance Proceeds,
Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections
2.02, 2.03, 2.04, 3.21 and 4.07 received in any
calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution
Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master
Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

            (c)   The Master Servicer shall use its best
efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial
Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.
All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

            (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing
                  Accounts.

            (a)   In those cases where a Subservicer is
servicing a Mortgage Loan pursuant to a Subservicing
Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing
Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

            (b)   The Subservicer may also be required,
pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

            (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections
3.11 (with respect to the Primary Insurance Policy) and
3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

            (d)   The Master Servicer shall advance the
payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance
Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and
                  Information Regarding the Mortgage
                  Loans.

            In the event that compliance with this
Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial
                  Account.

            (a)   The Master Servicer may, from time to
time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i)   to make deposits into the
      Certificate Account in the amounts and in the manner provided for in Section 4.01;

                  (ii)  to reimburse itself or the related
      Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds,
      Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section
      2.02, 2.03, 2.04, 3.21 or 4.07) which represent
      (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
      Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                  (iii) to pay to itself or the related
      Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                  (iv)  to pay to itself as additional
      servicing compensation any interest or investment income earned on funds deposited in the Custodial
      Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v)   to pay to itself as additional
      servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
      Section 3.08(b);

                  (vi)  to pay to itself, a Subservicer, a
      Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                  (vii) to reimburse itself or the related
      Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to
      Section 4.02(a)(iii);

                  (viii) to reimburse itself or the
      Company for expenses incurred by and reimbursable to it or the Company pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                  (ix)  to reimburse itself for amounts
      expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                  (x)   to withdraw any amount deposited in
      the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

            (b)   Since, in connection with withdrawals
pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage
Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage
Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

            (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable
Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of the Primary Insurance
                  Policies; Collections Thereunder.

            (a)   The Master Servicer shall not take, or
permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary
Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value
Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary
Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary
Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary
Insurance Policy applicable to a Nonsubserviced
Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance
Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing
Date by such Rating Agency.

            (b)   In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master
Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary
Insurance Policies respecting defaulted Mortgage Loans.
Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and
                  Omissions and Fidelity Coverage.

            (a)   The Master Servicer shall cause to be
maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage
Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section
3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related
Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master
Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.
Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged
Property under the national flood insurance program
(assuming that the area in which such Mortgaged
Property is located is participating in such program).

            In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial
Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

            (b)   The Master Servicer shall obtain and
maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses;
                  Assumption and Modification Agreements;
                  Certain Assignments.

            (a)   When any Mortgaged Property is conveyed
by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                  (i)  the Master Servicer shall not be
      deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                  (ii)  if the Master Servicer determines
      that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

            (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person;
provided, however, none of such terms and requirements shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury
Regulations promulgated thereunder) and causing the REMIC to fail to qualify as such under the Code. The
Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance
Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required
Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master
Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master
Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage
Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master
Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

            (c)   The Master Servicer or the related
Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged
Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related
Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

            (d)   Subject to any other applicable terms
and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender
Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit N, in form and substance satisfactory to the Trustee and Master
Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage
Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master
Servicer shall treat such amount as a Principal
Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage
                  Loans.

            (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage
Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or
REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses are actually recoverable from related Liquidation
Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash
Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized
Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

            (b)   In the event that title to any Mortgaged
Property is acquired by the Trust Fund as an REO
Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related
Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.
Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

            (c)   In the event that the Trust Fund
acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by the Trust Fund unless the Master
Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO
Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO
Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust
Fund with respect to the imposition of any such taxes.

            (d)   The proceeds of any Cash Liquidation,
REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage
Loan, and any related REO Imputed Interest, at the Net
Mortgage Rate, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO
Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master
Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

Section 3.15.     Trustee to Cooperate; Release of
                  Mortgage Files.

            (a)   Upon becoming aware of the payment in
full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer
(which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage
Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial
Account or the Certificate Account.

            (b)   From time to time as is appropriate for
the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing
Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required
Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage
File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged
Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial
Account.

            (c)   The Trustee or the Master Servicer on
the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation;
                  Compensating Interest.

            (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv) and (v) of Section 3.10(a). The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage
Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO
Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash
Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed
Interest) at the related Net Mortgage Rate, the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

            (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

            (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary
Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

            (d)   The Master Servicer's right to receive
servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

            (e)   Notwithstanding clauses (a) and (b)
above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master
Servicer is entitled pursuant to Section 3.10(a)(iii);
second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

Section 3.17.     Reports to the Trustee and the Company.

            Not later than fifteen days after each
Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance.

            The Master Servicer will deliver to the
Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers'
Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master
Servicer has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been a default in the fulfillment in all material respects of any such obligation relating to this Agreement, specifying each such default known to such officer and the nature and status thereof and
(iii) to the best of such officers' knowledge, each Subservicer has fulfilled its material obligations under its Subservicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations relating to this Agreement, specifying such default known to such officer and the nature and status thereof.

Section 3.19.     Annual Independent Public Accountants'
                  Servicing Report.

            On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of Independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Company and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single
Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of Independent public accountants with respect to the related Subservicer.
For purposes of such statement, such firm may conclusively assume that all pooling and servicing agreements among the Company, the Master Servicer and the Trustee relating to Mortgage Pass-Through
Certificates evidencing an interest in first mortgage loans are substantially similar one to another except for any such pooling and servicing agreement which, by its terms, specifically states otherwise.

Section 3.20.     Rights of the Company in Respect of the
                  Master Servicer.

            The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     Converted Mortgage Loans; Certain
                  Procedures and Purchasers.

            (a)   The Trustee, as Note Holder (as defined
in the Mortgage Notes for the Mortgage Loans), hereby authorizes and directs the Master Servicer, on behalf of the Note Holder, to determine fixed interest rates into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the fixed formula set forth in such Mortgage Notes. The Master Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage
Notes for the Convertible Mortgage Loans until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become Converted
Mortgage Loans, and (ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates.

            (b) Upon becoming aware of the conversion of any Convertible Mortgage Loan, the Master Servicer will promptly notify the Trustee (if it holds the related
Mortgage File) or the Custodian. Prior to the day on which a Convertible Mortgage Loan has become a Converted Mortgage Loan, the related Subservicer shall be obligated under the terms of the Program Guide to purchase any Converting Mortgage Loan at the Purchase
Price. In the event that such Subservicer fails to so purchase a Converting Mortgage Loan, the Master
Servicer shall use its best efforts to purchase such Converted Mortgage Loan during the one-month period following the date of conversion to a Converted
Mortgage Loan. All amounts paid by a Subservicer or the Master Servicer in connection with the purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, will be deposited in the Custodial
Account.

            (c)   Notwithstanding that a Mortgage Loan
becomes a Converting Mortgage Loan or Converted
Mortgage Loan in any month, such Converting Mortgage
Loan or Converted Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, is purchased by the related
Subservicer or the Master Servicer, pursuant to Section
3.21(b). Pursuant to the Program Guide, each related
Subservicer is obligated to repurchase Converting
Mortgage Loans. The Master Servicer will use its best reasonable efforts to enforce such obligation with respect to each Subservicer. A failure by the related
Subservicer to purchase a Converting Mortgage Loan constitutes an event of default under the Program
Guide, provided, however, that in the event the Master
Servicer is acting as Subservicer, the failure of the Subservicer to purchase a Converting Mortgage Loan shall not constitute an Event of Default hereunder.

            (d)   In the event that any Converting
Mortgage Loan or Converted Mortgage Loan is not purchased as provided in Section 3.21(b), the amount of the conversion fee, if any, paid by the Mortgagor in connection with the conversion of the adjustable rate on such Converted Mortgage Loan into a fixed rate shall be deposited by the Master Servicer into the Custodial
Account on the Business Day immediately preceding the Distribution Date on which the proceeds of the purchase of such Converted Mortgage Loan were to be distributed to Certificateholders. The obligation of the Master
Servicer to deposit the amounts, if any, required by this subsection (d) shall not limit or affect any purchase under subsection (b) above.

            (e)   Upon any purchase of a Converting
Mortgage Loan or Converted Mortgage Loan, as the case may be, by the related Subservicer or the Master
Servicer pursuant to Section 3.21(b) and the deposit in the Custodial Account of the Purchase Price, the Master
Servicer shall give the Trustee written notice thereof and, based thereon, the Trustee shall release, or cause any Custodian to release, the related Mortgage File and convey such Mortgage Loan to the purchaser whereupon such purchased Converted Mortgage Loan shall cease to be part of the Trust Fund.

            (f)   The undertaking by the Master Servicer
to use its best efforts to purchase any Converted
Mortgage Loan as provided in this Section 3.21 shall terminate without further action upon the day which is one month after the date of conversion of such Converted Mortgage Loan. The undertaking by the Master
Servicer under this Section 3.21 shall be construed as an agreement independent of any other provisions of this Agreement. No party to this Agreement or any successor to any such party shall be required to purchase any Converted Mortgage Loan.

Section 3.22.     Administration of Buydown Funds.

            (a)   With respect to any Buydown Mortgage
Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The
Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage
Loan, the Subservicer will withdraw from the Buydown
Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

            (b)   If the Mortgagor on a Buydown Mortgage
Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage
Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown
Period and the property securing such Buydown Mortgage
Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related
Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master
Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial
Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance
Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                            ARTICLE IV

                  PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

            (a)   The Master Servicer acting as agent of
the Trustee shall establish and maintain a Certificate
Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00
P.M. New York time on each Certificate Account Deposit
Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate
Account pursuant to Section 3.12(a), (iii) any amount that the Master Servicer is not permitted to withdraw from the Certificate Account pursuant to Section
3.16(e), (iv) any amount required to be deposited in the Certificate Account pursuant to Section 4.07 and
(v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding
Distribution Date.

            (b)   The Trustee shall, upon written request
from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and
(ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master
Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

            (a)   On each Distribution Date, the Master
Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee shall distribute to the Master
Servicer, in the case of a distribution pursuant to
Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding
Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record
Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate
Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section
4.02(b)), in each case to the extent of the Available
Distribution Amount:

                  (i)   to the Class A Certificateholders
      and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Classes of Certificates as applicable for such Distribution Date, plus any Accrued Certificate
      Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (ii)  to the Class A Certificateholders
      and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A
      Certificates or Class R Certificates, as applicable):

                        (A)   the Senior Percentage for such
            Distribution Date times the sum of the
            following:

                              (1)   the principal portion of
                  each Monthly Payment due during the
                  related Due Period on each Outstanding
                  Mortgage Loan, whether or not received,
                  minus the principal portion of any Debt
                  Service Reduction which together with
                  other Bankruptcy Losses exceeds the
                  Bankruptcy Amount;

                              (2)   the Stated Principal
                  Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04,
                  3.21 or 4.07 and the amount of any
                  shortfall deposited in the Custodial
                  Account in connection with the
                  substitution of a Deleted Mortgage Loan
                  pursuant to Section 2.03 or 2.04 during
                  the related Prepayment Period; and

                              (3)   the principal portion of
                  all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(B) (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) that did not incur any Excess Special Hazard, Excess Fraud, Excess Bankruptcy or Extraordinary Losses received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14;

                        (B)   with respect to each Mortgage
            Loan for which a Cash Liquidation or an REO
            Disposition occurred during the related
            Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess
            Fraud Losses, Excess Bankruptcy Losses or
            Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal
            Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related collections (including without limitation
            Insurance Proceeds, Liquidation Proceeds and
            REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
            3.14;

                        (C)   the Senior Accelerated
            Distribution Percentage for such Distribution
            Date times the aggregate of all Principal
            Prepayments in Full and Curtailments received in the related Prepayment Period;

                        (D)   any Excess Subordinate
            Principal Amount for such Distribution Date;
            and

                        (E)   any amounts described in
            clauses (A), (B) and (C) of this subsection
            (a)(ii), as determined for any previous
            Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B
            Certificates;

                  (iii) if the Certificate Principal
      Balances of the Class M Certificates and Class B
      Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, an amount sufficient to reimburse any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such
      Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
      Special Hazard Losses, Excess Fraud Losses, Excess
      Bankruptcy Losses or Extraordinary Losses;

                  (iv)  to the Holders of the Class M-1
      Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (v)   to the Holders of the Class M-1
      Certificates, an amount equal to the Subordinate
      Principal Distribution Amount for such Class of
      Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                  (vi)  to the Holders of the Class M-2
      Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (vii)       to the Holders of the Class M-
      2 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                  (viii)      to the Holders of the Class B-
      1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (ix) to the Holders of the Class B-1
      Certificates, an amount equal to the Subordinate
      Principal Distribution Amount for such Class of
      Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                  (x) to the Holders of the Class B-2
      Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (xi)  to the Holders of the Class B-2
      Certificates, an amount equal to the Subordinate
      Principal Distribution Amount of such Class of
      Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                  (xii)       to the Holders of the Class B-
      3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (xiii)      to the Holders of the Class B-
      3 Certificates, an amount equal to the Subordinate Principal Distribution Amount of such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                  (xiv)  to the Class A Certificateholders
      and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of the Class A
      Certificates and Class R Certificates, but in no event more than the sum of the outstanding
      Certificate Principal Balances of the Class A
      Certificates and Class R Certificates and thereafter to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of such Class M Certificates; and thereafter to each Class of the Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate
      Principal Balance of each such Class of Class B
      Certificates; and

                  (xv)  to the Class R Certificateholders,
      the balance, if any, of the Available Distribution
      Amount.

            Notwithstanding the foregoing, on any
Distribution Date, with respect to the Class of Class B
Certificates then outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the higher numerical designation, or in the event the Class
B Certificates and Class M Certificates are no longer outstanding, the Class A Certificates and Class R
Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO
Disposition.

            (b) Distributions in respect of principal on the Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion
Date will be made as follows:  the Senior Principal
Distribution Amount shall be distributed first to the Class R Certificates in reduction of the Certificate
Principal Balance of such Certificates, until the Certificate Principal Balance thereof is reduced to zero; and second, to the Class A Certificates until the Certificate Principal Balance thereof is reduced to zero.

            On each Distribution Date occurring on or after the occurrence of the Credit Support Depletion
Date, all priorities relating to distributions as described above in respect of principal between the outstanding Class A Certificates and Class R
Certificates will be disregarded, and the Senior
Principal Distribution Amount will be distributed to the Class A Certificates and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances.

            (c)   In addition to the foregoing
distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master
Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable
Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), subject to the following. No such distribution shall be in an amount that would result in total distributions on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash
Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero.
Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section
11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof.
Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

            (d)   Except as otherwise provided in Section
9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master
Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2)
Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall cause such funds to be withdrawn from the Certificate
Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
Section 9.01(d).

Section 4.03.     Statements to Certificateholders.

            (a)   Concurrently with each distribution
charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                  (i)   (a) the amount of such distribution
      to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (ii)  the amount of such distribution to
      Holders of such Class of Certificates allocable to interest;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (iv)  the amount of any Advance by the
      Master Servicer pursuant to Section 4.04;

                  (v)   the number and Pool Stated
      Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (vi)  the aggregate Certificate Principal
      Balance of each Class of the Certificates and each of the Senior, Class M-1, Class M-2, Class B-1,
      Class B-2 and Class B-3 Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (vii) the related Subordinate Principal
      Distribution Amount and Prepayment Distribution
      Percentage, if applicable;

                  (viii) on the basis of the most recent
      reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month,
      (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                  (ix)  the number, aggregate principal
      balance and book value of any REO Properties;

                  (x)   the aggregate Accrued Certificate
      Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xi)  the Special Hazard Amount, Fraud
      Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xii) the Pass-Through Rate on the Class
      A, Class M, Class B and Class R Certificates for such Distribution Date;

                  (xiii) the occurrence of the Credit
      Support Depletion Date;

                  (xiv)  the Senior Accelerated
      Distribution Percentage applicable to such distribution;

                  (xv)  the Senior Percentage for such
      Distribution Date;

                  (xvi) the aggregate amount of Realized
      Losses for such Distribution Date;

                  (xvii) the aggregate amount of any
      recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                  (xviii) the aggregate principal balance
      of all Converting Mortgage Loans and Converted
      Mortgage Loans, as the case may be, purchased by the related Subservicer or the Master Servicer pursuant to Section 3.21, the proceeds of which are being distributed on such Distribution Date and the aggregate principal balance of all Converted Mortgage Loans which have not been so purchased pursuant to Section 3.21;

                  (xix) the weighted average remaining
      term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                  (xx)  the weighted average Mortgage
      Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this
Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

            (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

            (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

            (d)   As soon as reasonably practicable, upon
the written request of any Certificate holder, the Master Servicer, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04.     Distribution of Reports to the Trustee
                  and the Company; Advances by the Master
                  Servicer.

            (a)   Prior to the close of business on the
Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount,
(ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate
Account on the immediately succeeding Certificate
Account Deposit Date pursuant to clause (iii) of
Section 4.01(a) and (iii) the aggregate Purchase Prices for, and outstanding principal balances of, any Converted Mortgage Loans required to be purchased on or prior to the succeeding Certificate Account Deposit
Date pursuant to Section 3.21(b) and, if applicable, the amounts required to be deposited on or prior to such Certificate Account Deposit Date pursuant to
Section 3.21(d).  The determination by the Master
Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

            (b)   On or before 2:00 P.M. New York time on
each Certificate Account Deposit Date, the Master
Servicer shall either (i) deposit in the Certificate
Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage
Loans as of the related Due Date, which Monthly
Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and
(ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00
A.M. New York time on any future Certificate Account
Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial
Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section
4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific
Monthly Payments due but delinquent for previous Due
Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

            The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

            In the event that the Master Servicer
determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

            The Trustee shall deposit all funds it
receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

            Prior to each Distribution Date, the Master
Servicer shall determine the total amount of Realized
Losses, if any, that resulted from any Cash
Liquidation, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized
Loss shall be evidenced by an Officers' Certificate.
All Realized Losses, other than Excess Special Hazard
Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:
first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-2
Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class
M-1 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; and, sixth, to the Class A Certificates and Class R Certificates, on a pro rata basis, as described below. Any Excess
Special Hazard Losses, Excess Bankruptcy Losses, Excess
Fraud Losses and Extraordinary Losses will be allocated among the Class A, Class M, Class B and Class R
Certificates on a pro rata basis, as described below.

            As used herein, an allocation of a Realized
Loss on a "pro rata basis" among two or more specified
Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date, in the case of the principal portion of a Realized Loss or based on the Accrued Certificate
Interest thereon in the case of an interest portion of a Realized Loss. Except as set forth in immediately succeeding sentence, any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses
(other than Debt Service Reductions) to the Class of
Class B Certificates then outstanding with the highest numerical designation or, after the Certificate
Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M
Certificates then outstanding with the higher numerical designation, shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a).
All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06.     Reports of Foreclosures and Abandonment
                  of Mortgaged Property.

            The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections
6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage
                  Loans.

            As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor, provided that the Master Servicer has obtained the prior written consent of the Holders (other than any Affiliate of the Master Servicer) of each Class of Certificates to which any Realized Loss on such Mortgage Loan would be allocated if such Realized Loss occurred on the date of purchase. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate
Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master
Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The
Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, if any Realized Loss with respect to such Mortgage Loan occurs, the Master
Servicer shall allocate such Realized Loss in accordance with the terms hereof as if such Mortgage
Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.

                             ARTICLE V

                         THE CERTIFICATES

Section 5.01.     The Certificates.

            The Class A, Class M, Class B and Class R
Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class B Certificates) and integral multiples of $1,000 in excess thereof, except that one
Class A Certificate, one Class M-2 Certificate, one
Class B-1 Certificate, one Class B-2 Certificate and one Class B-3 Certificate may be issued in a denomination set forth as follows for such Class equal to the sum of such denomination and an integral multiple of $1,000:

      Class A     $ 25,900.00
      Class M-2   $ 25,700.00
      Class B-1   $250,500.00
      Class B-2   $250,400.00
      Class B-3   $250,295.81

            The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage
Interest; provided, however, that one Class R
Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 2.06(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

            The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate
Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All
Certificates shall be dated the date of their authentication.

Section 5.02.     Registration of Transfer and Exchange of
                  Certificates.

            (a)   The Trustee shall cause to be kept at
one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section
8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed
Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided. The Certificate
Registrar, or the Trustee, shall provide the Master
Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination
Date.

            (b)   Upon surrender for registration of
transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like
Class and aggregate Percentage Interest.

            (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (d)  No transfer, sale, pledge or other
disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate (other than the initial transfer thereof) is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B
Certificates may be made in accordance with this
Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master
Servicer with an investment letter substantially in the form of Exhibit O attached hereto, which investment letter shall not be an expense of the Trustee, the Company, or the Master Servicer, and which investment letter states that, among other things, such transferee
(i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferror intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B
Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

            (e)   In the case of any Class M, Class B or
Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The
Trustee may require that any prospective transferee of a Class M, Class B or Class R Certificate provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code, an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition.

            (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

                        (A)   Each Person holding or
            acquiring any Ownership Interest in a Class R
            Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a United States Person or a Permitted
            Transferee.

                        (B)  In connection with any
            proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R
            Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer
            Affidavit and Agreement," in the form
            attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a United States Person and a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class
            R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted
            Transferee, that for so long as it retains its Ownership Interest in a Class R
            Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section
            5.02(f) and agrees to be bound by them, and
            (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                        (C)   Notwithstanding the delivery
            of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a United States Person or not a Permitted
            Transferee, no Transfer of an Ownership
            Interest in a Class R Certificate to such proposed Transferee shall be effected.

                        (D)   Each Person holding or
            acquiring any Ownership Interest in a Class R
            Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R
            Certificate and (y) not to transfer its
            Ownership Interest unless it provides a
            certificate to the Trustee in the form
            attached hereto as Exhibit I-2.

                        (E)   Each Person holding or
            acquiring an Ownership Interest in a Class R
            Certificate, by purchasing an Ownership
            Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
            Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R
            Certificate, if it is, or is holding an
            Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                  (ii)  The Trustee will register the
      Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as
      Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States
      Persons and "Disqualified Organizations" (as defined in Section 860E(e)(5) of the Code) are prohibited.

                  (iii)       (A)   If any "Disqualified
      Organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Class R
      Certificate, then the last preceding Permitted
      Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
      Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
      Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section
      5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                        (B)   If any purported Transferee
            shall become a Holder of a Class R
            Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
            Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R
            Certificate, to sell such Class R Certificate to a purchaser selected by the Master
            Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R
            Certificate in accordance with the
            instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions
            (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported
            Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv)  The Master Servicer, on behalf of
      the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections
      1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a
      result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
      Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                  (v)   The provisions of this Section
      5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                        (A)   written notification from each
            Rating Agency to the effect that the
            modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                        (B)   a certificate of the Master
            Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
            Servicer, to the effect that such
            modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a
            Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a United States Person and Permitted Transferee.

            (g)   No service charge shall be made for any
transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (h)   All Certificates surrendered for
transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen
                  Certificates.

            If (i) any mutilated Certificate is
surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith.  Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the
Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

            The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

            The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying
Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.     Optional Purchase of Certificates.

            (a)   On any Distribution Date on which the
Pool Stated Principal Balance is less than five percent of the Cut-off Date Principal Balance of the Mortgage
Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's
Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

            (b)   The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section
5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate
Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i) the anticipated Distribution Date
      upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                  (ii) the purchase price therefor, if
      known, and

                  (iii) that the Record Date otherwise
      applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

            (c)   Upon presentation and surrender of the
Certificates to be purchased pursuant to Section
5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate
Interest with respect thereto.

            (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this
Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for payment in accordance with this
Section 5.06.  Any Certificate that is not surrendered
on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder.
The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                            ARTICLE VI

                THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company
                  and the Master Servicer.

            The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 3.21, 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Company
                  or the Master Servicer; Assignment of
                  Rights and Delegation of Duties by
                  Master Servicer.

            (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating
Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating
Agency).

            (c)   Notwithstanding anything else in this
Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master
Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.     Limitation on Liability of the Company,
                  the Master Servicer and Others.

            Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master
Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

            Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust
Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Company and Master Servicer Not to
                  Resign.

            Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                            ARTICLE VII

                              DEFAULT

Section 7.01.     Events of Default.

            Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i)   the Master Servicer shall fail to
      distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage
      Interests aggregating not less than 25%; or

            (ii)  the Master Servicer shall fail to
      observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage
      Interests aggregating not less than 25%; or

            (iii)       a decree or order of a court or
      agency or supervisory authority having
      jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master
      Servicer or of, or relating to, all or
      substantially all of the property of the Master
      Servicer; or

            (v)   the Master Servicer shall admit in
      writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi)  the Master Servicer shall notify the
      Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

            If an Event of Default described in clauses
(i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting
Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section
4.04(b).  On or after the receipt by the Master
Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.
The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master
Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage
Loans.  No such termination shall release the Master
Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

            Notwithstanding any termination of the
activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment
                  of Successor.

            On and after the time the Master Servicer receives a notice of termination pursuant to Section
7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master
Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The
Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

Section 7.03.     Notification to Certificateholders.

            (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

            (b)   Within 60 days after the occurrence of
any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

            The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting
Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                           ARTICLE VIII

                      CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

            (a)   The Trustee, prior to the occurrence of
an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            (b)   The Trustee, upon receipt of all
resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.
The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

            The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The
Trustee shall furnish in a timely fashion to the Master
Servicer such information as the Master Servicer may reasonably request from time to time for the Master
Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

            (c)   No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i)  Prior to the occurrence of an Event
      of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                (ii)  The Trustee shall not be personally
      liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii)  The Trustee shall not be personally
      liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
      Certificateholders of any Class holding
      Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                (iv)  The Trustee shall not be charged
      with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of
      Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate
      Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate
      Trust Office from the Master Servicer, the Company or any Certificateholder; and

               (v)  Except to the extent provided in
      Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d)   The Trustee shall timely pay, from its
own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A)
"prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section
860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

            (a)   Except as otherwise provided in Section
                  8.01:

                  (i)   The Trustee may rely and shall be
      protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)  The Trustee may consult with
      counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no
      obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv)  The Trustee shall not be personally
      liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)   Prior to the occurrence of an Event
      of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (vi)  The Trustee may execute any of the
      trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master
      Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

            (b)   Following the issuance of the
Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.     Trustee Not Liable for Certificates or
                  Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate
Account by the Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees
                  and Expenses; Indemnification.

            (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            (b)   The Master Servicer agrees to indemnify
the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i)      with respect to any such claim, the
      Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

              (ii)      while maintaining control over its
      own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

             (iii)      notwithstanding anything in this
      Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

            Notwithstanding the foregoing, the
indemnification provided by the Master Servicer in this
Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or a New York banking corporation having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

            (a)   The Trustee may at any time resign and
be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b)   If at any time the Trustee shall cease
to be eligible in accordance with the provisions of
Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master
Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

            (c)   The Holders of Certificates entitled to
at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

            (d)   Any resignation or removal of the
Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

            (a)   Any successor trustee appointed as
provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            (b)   No successor trustee shall accept
appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

            (c)   Upon acceptance of appointment by a
successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.
If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

            Any corporation or national banking
association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate
                  Trustee.

            (a)   Notwithstanding any other provisions
hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust
Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.
If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            (b)   In the case of any appointment of a
co-trustee or separate trustee pursuant to this Section
8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            (c)   Any notice, request or other writing
given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d)   Any separate trustee or co-trustee may,
at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

            The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more
Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in
Section 11.01.  The Trustee shall notify the
Certificateholders of the appointment of any Custodian
(other than the Custodian appointed as of the Closing
Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

            The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange.
The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The
Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                            ARTICLE IX

                            TERMINATION

Section 9.01.     Termination Upon Purchase by the Master
                  Servicer or the Company or Liquidation
                  of All Mortgage Loans.

            (a)   Subject to Section 9.02, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final
Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final
Distribution Date pursuant to this Article IX following the earlier of:

                  (i)   the later of the final payment or
      other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)  the purchase by the Master Servicer
      or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market appraised value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired), (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

            The right of the Master Servicer or the
Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final
Distribution Date being less than five percent of the Cut-off Date Principal Balance of the Mortgage Loans.
If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage
Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master
Servicer or the Company, as applicable, the Mortgage
Files pertaining to the Mortgage Loans being purchased.

            (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company, shall give the Trustee not less than 60 days' prior notice of the Distribution
Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable
(if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i)   the anticipated Final Distribution
      Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                  (ii)  the amount of any such final
      payment, if known, and

                  (iii) that the Record Date otherwise
      applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master
Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final
Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

            (c)   Upon presentation and surrender of the
Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution
Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus one month's Accrued
Certificate Interest and any previously unpaid Accrued
Certificate Interest, and (B) with respect to the Class
R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

            (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee
(in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting
Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.     Additional Termination Requirements.

            (a)   The Trust Fund shall be terminated in
accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)   The Master Servicer shall establish
      a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax
      Return pursuant to Treasury regulations Section
      1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and the regulations thereunder;

                  (ii)  The Master Servicer shall notify
      the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) If the Master Servicer is
      exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
      Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

            (b)   Each Holder of a Certificate and the
Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC in accordance with the terms and conditions of this Agreement.

                             ARTICLE X

                         REMIC PROVISIONS

Section 10.01.    REMIC Administration.

            (a)   The Master Servicer shall make an
election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law.
Such election will be made on Form 1066 or other appropriate federal tax or information return
(including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.
For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M and Class B
Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

            (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

            (c)   Residential Funding Corporation shall
hold a Class R Certificate representing a 0.01%
Percentage interest of all Class R Certificates and shall be designated as the tax matters person with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary
Treasury regulations section 301.6231(a)(7)-1T.
Residential Funding Corporation, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and
(ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and Residential Funding Corporation shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of Residential Funding
Corporation's willful misfeasance, bad faith or gross negligence. If Residential Funding is no longer the Master Servicer hereunder Residential Funding shall be paid reasonable compensation by any successor Master
Servicer hereto for so acting as "tax matters person".

            (d)   The Master Servicer shall prepare or
cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Master Servicer without any right of reimbursement therefor. The Master Servicer agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax
Returns that contain errors or omissions.

            (e) The Master Servicer shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

            (f)   The Master Servicer shall take such
actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master
Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master
Servicer, to the extent reasonably requested by the Master Servicer to do so). The Master Servicer shall not knowingly or intentionally take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or
(ii) result in the imposition of a tax upon the REMIC
(including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Master Servicer receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax. The
Trustee shall not take or fail to take any action
(whether or not authorized hereunder) as to which the Master Servicer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer has advised it in writing that an Adverse REMIC Event could occur. The
Master Servicer may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

            (g)   In the event that any tax is imposed on
"prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment
Interest Shortfall.

            (h)   The Trustee and the Master Servicer
shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i)   Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless the Master
Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j)   Neither the Master Servicer nor the
Trustee shall enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k)   Solely for the purposes of Section
1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of
Certificates representing a regular interest in the REMIC would be reduced to zero is October 25, 2024, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.
The Maturity Date for each uncertificated REMIC Regular
Interest is the maturity date for the related Mortgage
Loan.

            (l)   Within 30 days after the Closing Date,
the Master Servicer shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

            (m)   Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to
Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for the REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not
(a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                            ARTICLE XI

                     MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

            (a)   This Agreement or any Custodial
Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

            (i)   to cure any ambiguity,

            (ii)  to correct or supplement any provisions
      herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

            (iii)       to modify, eliminate or add to any
      of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust
      Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

            (iv)  to change the timing and/or nature of
      deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
      (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution
      Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

            (v)   to modify, eliminate or add to the
      provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class
      R Certificates by virtue of their being the REMIC
      "residual interests," provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing
      Date, as evidenced by a letter from each Rating
      Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a United States Person and a Permitted Transferee, or

            (vi)  to make any other provisions with
      respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

            (b)   This Agreement or any Custodial
Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage
Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial
Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i)   reduce in any manner the amount of,
      or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii)  adversely affect in any material
      respect the interest of the Holders of
      Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                  (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

            (c)   Notwithstanding any contrary provision
of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

            (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (e)   The Company shall have the option, in
its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.
Any such instrument or fund shall be held by the Trustee for the benefit of the Class B
Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust
Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust
Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of proposed
Treasury Regulations Section 1.860G-1(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders, the Class R Certificateholders, the
Class M Certificateholders, the Class B
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance
Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit L (in which case
Residential Funding's Subordinate Certificate Loss
Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit M, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

            (a)   To the extent permitted by applicable
law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least
25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            (b)   For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of
                  Certificateholders.

            (a)   The death or incapacity of any
Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust
Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

            (b)   No Certificateholder shall have any
right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c)   No Certificateholder shall have any
right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

            This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

            All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400
Normandale Lake Boulevard, Suite 700, Minneapolis,
Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master
Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City
Plaza, Suite 2100, Universal City, California 91608,
Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One North State Street, 9th Floor, Chicago,
Illinois 60602 Attention:  Residential Funding Mortgage
Securities I, Inc. Series 1994-S20 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, 33rd
Floor, New York, New York 10004, Attention:  Structured
Finance Department, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New
York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agency.

            The Company, the Master Servicer or the
Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses
(e) and (f) below:

            (a)   a material change or amendment to this
      Agreement,

            (b)   the occurrence of an Event of Default,

            (c)   the termination or appointment of a
      successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

            (d)   the filing of any claim under the Master
      Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
      3.12 or the cancellation or modification of coverage under any such instrument,

            (e)   the statement required to be delivered
      to the Holders of each Class of Certificates pursuant to Section 4.03,

            (f)   the statements required to be delivered
      pursuant to Sections 3.18 and 3.19,

            (g)   a change in the location of the
      Custodial Account or the Certificate Account,

            (h)   the occurrence of any monthly cash flow
      shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to
      Section 4.04,

            (i)   the occurrence of the Final Distribution
      Date, and

            (j)   the repurchase of or substitution for
      any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master
Servicer.

Section 11.07.    Severability of Provisions.

            If any one or more of the covenants,
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for
                  Resecuritization.

            This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the
"Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a
"Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee;
provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement subject to the requirements of Section 11.01.

            Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental
Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section
860(G)(d) of the Code.

            IN WITNESS WHEREOF, the Company, the Master
Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.
[Seal]


                              By: /s/ Robert S. Conway
                              Name:  Robert S. Conway
                              Title:   Vice President

Attest: /s/ Jill M. Davis
Name:  Jill M. Davis
Title:   Vice President


                              RESIDENTIAL FUNDING
                              CORPORATION

[Seal]

                              By: /s/ Jill M. Davis
                              Name:  Jill M. Davis
                              Title:   Vice President


Attest: /s/ Robert S. Conway
Name:  Robert S. Conway
Title:   Vice President


                              THE FIRST NATIONAL BANK OF
                              CHICAGO, as Trustee
[Seal]

                              By: /s/ Steven M. Wagner
                              Name:  Steven M. Wagner
                              Title:   Vice President

Attest: /s/ Faye Wright
Name:  Faye Wright
Title:   Assistant Secretary

STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )


            On the 29th day of December, 1994 before me, a notary public in and for said State, personally appeared Robert S. Conway, known to me to be a Vice
President of Residential Funding Mortgage Securities I,
Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                   /s/ Sahvanna I. Caldwell
                          Notary Public

[Notarial Seal]


STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN      )

            On the 29th day of December, 1994 before me, a notary public in and for said State, personally appeared Jill M. Davis, known to me to be a Vice
President of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                     /s/ Sahvanna I. Caldwell
                          Notary Public

[Notarial Seal]

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK    )


            On the 29th day of December, 1994 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                     /s/ Darla R. Coulson
                          Notary Public


[Notarial Seal]

                             EXHIBIT A

                    FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,
THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
DECEMBER 29, 1994.  ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 18% OF THE CONSTANT PREPAYMENT RATE (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF
OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE
METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE CONSTANT
PREPAYMENT RATE OR AT ANY OTHER RATE.

Certificate No. _______________

Class A Senior    Adjustable Pass-Through Rate

5.4005% Initial Pass-Through Rate

Date of Pooling and Servicing Agreement
and Cut-off Date:  December 1, 1994

First Distribution Date: January 25, 1995

Aggregate Initial Certificate Principal Balance
of the Class A Certificates:        $100,003,900.00

Initial Certificate Principal Balance of this
Certificate:    $

Master Servicer:  Residential Funding Corporation

CUSIP 760944 ___

Assumed Final Distribution Date:          October 25, 2024


                       MORTGAGE PASS-THROUGH
                            CERTIFICATE
                          SERIES 1994-S20

      evidencing a percentage interest in the
      distributions allocable to the Class A
      Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL
      FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that                      is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this
Certificate by the aggregate Initial Certificate
Principal Balance of all Class A Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the
"Mortgage Loans"), formed and sold by Residential
Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First
National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class A Certificates on such Distribution Date.
            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. This Certificate is one of the Class
A Certificates referred to in the above-mentioned
Agreement.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of
payment to certain collections and recoveries
respecting the Mortgage Loans, all as more specifically
set forth herein and in the   Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates other than the Class R
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool
Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than five percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

            Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

      THE FIRST NATIONAL BANK OF CHICAGO, as Trustee


      By:________________________________
            Authorized Signatory

Certificate of
Authentication

This is one of the Class A
Certificates referred to
in the within-mentioned
Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
  as Certificate Registrar


By:________________________________
   Authorized Signatory

                            ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee)


         the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class to the above named assignee and deliver such Certificate to the following address:



Dated:
            Signature by or on behalf of assignor




                        Signature Guaranteed


                     DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                      account number              , or,
if mailed by check, to
                              . Applicable statements
should be mailed to
                                               .

            This information is provided by
    , the assignee named above, or
            , as its agent.

                             EXHIBIT B

                    FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES[,] [AND] CLASS R CERTIFICATES
[AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").  THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
DECEMBER 29, 1994.  ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 18% OF THE CONSTANT PREPAYMENT RATE (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF
OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE
METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE CONSTANT
PREPAYMENT RATE OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED, OR SECTION 4975 OF THE CODE UNLESS THE
TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY
TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE
THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF
OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-
EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF
ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
AGREEMENT.

Certificate No.

Class M-__ Subordinate                    Adjustable Pass-
                                          Through Rate

                                          5.4005% Initial Pass
                                          Through-Rate

Date of Pooling and Servicing             Aggregate
Agreement and Cut-off Date:               Certificate
December 1, 1994                          Principal Balance of
                                          the Class M-__
                                          Certificates:
                                          $_________.__


First Distribution Date:                  Initial Certificate
January 25, 1995                          Principal Balance of
                                          this Certificate:
                                          $

Master Servicer:
Residential Funding Corporation           CUSIP: 760944___

Assumed Final Distribution Date:
October 25, 2024


                MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 1994-S20

      evidencing a percentage interest in any
      distributions allocable to the Class M-__
      Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL
      FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that                      is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting the early retirement of the Certificates.
The Agreement permits, but does not require, the Master
Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates other than the Class R
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool
Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than five percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
                        THE FIRST NATIONAL BANK OF CHICAGO,
                        as Trustee


                  By:
                              Authorized Signatory

Certificate of
Authentication

This is one of the Class M-__
Certificates referred to
in the within-mentioned
Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
  as Certificate Registrar


By:
        Authorized Signatory

                            ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                                (Please print
or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                  Signature by or on behalf of assignor




                  Signature Guaranteed


                     DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                         account number
       , or, if mailed by check, to
                         Applicable statements should be
mailed to
.

            This information is provided by
      , the assignee named above, or
      , as its agent.

                             EXHIBIT C

                    FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES, CLASS R CERTIFICATES[,] [AND]
CLASS M CERTIFICATES [AND][,][CLASS B-1 CERTIFICATES]
[AND CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED
IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION
UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW TO A
PERSON WHOM THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF
RULE 144A UNDER SUCH ACT IN A TRANSACTION MEETING THE
REQUIREMENTS OF RULE 144A OR TO AN INSTITUTIONAL
ACCREDITED INVESTOR, AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY
RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE, AS AMENDED
(THE "CODE"), UNLESS THE TRANSFEREE PROVIDES AN OPINION
OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,
THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
CODE.  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR
THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
DECEMBER 29, 1994.  ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 18% OF THE CONSTANT PREPAYMENT RATE (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF
OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE
METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE CONSTANT
PREPAYMENT RATE OR AT ANY OTHER RATE.

Certificate No.

Class B-_ Subordinate         Adjustable Pass-Through Rate
                              5.4005% Initial Pass Through-
                              Rate

Date of Pooling and
Servicing   Agreement         Aggregate Certificate
and Cut-off Date:             Principal Balance of the
December 1, 1994              Class B-_ Certificates as
                              of the Cut-off Date:
                              $____________

First Distribution
Date:                         Initial Certificate Principal
January 25, 1995              Balance of this Certificate:
                              $____________
Master Servicer:
Residential Funding Corporation           Initial Class B-__
                                          Percentage: ____%

Assumed Final
Distribution Date:            CUSIP:
October 25, 2024



                MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 1994-S20

      evidencing a percentage interest in any
      distributions allocable to the Class B-_
      Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL
      FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that                      is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last
day) of the month next preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class
B-_ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

            No transfer of this Class B-_ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.
Except as otherwise provided in this paragraph, in the event that such a transfer is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. In lieu of the requirements set forth in the preceding sentence, transfers of Class B-_ Certificates may be made in accordance with the Agreement if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit O attached thereto, which investment letter shall not be an expense of the Trustee, the Company or the Master
Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(ii) is aware that the proposed transferror intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. Such transfers shall be deemed to have complied with the requirements of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit plan or other plan subject to the Employee Retirement Income Security
Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), or (ii) if such transferee is such a plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master
Servicer with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of a Class B-_
Certificate will not constitute or result in a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting the early retirement of the Certificates.
The Agreement permits, but does not require, the Master
Servicer or the Company to (i) purchase, at a price determined as provided in the Agreement, all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates other than the Class R
Certificates from the Holders thereof; provided that any such option may only be exercised if the Pool
Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than five percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
                        THE FIRST NATIONAL BANK OF CHICAGO,
                        as Trustee


                  By:
                              Authorized Signatory

Certificate of
Authentication

This is one of the Class B-___
Certificates referred to
in the within-mentioned
Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
  as Certificate Registrar


By:
        Authorized Signatory

                            ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                             (Please
print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:
            Signature by or on behalf of assignor




                        Signature Guaranteed


                     DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
account number              , or, if mailed by check,
to                                         Applicable
statements should be mailed to
                            .

            This information is provided by
     , the assignee named above, or
             , as its agent.

                             EXHIBIT D

                    FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY
RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE, AS AMENDED
(THE "CODE"), UNLESS THE TRANSFEREE PROVIDES AN OPINION
OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,
THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE
PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER
AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION
THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY
OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A
COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH
IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED
BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION
DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY
SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B)
OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED
ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO
IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH
TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS
RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE
CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER
DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR AN AGENT OF A DISQUALIFIED
ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY
PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE
RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No.

Class R Senior

Date of Pooling and
Servicing Agreement           Adjustable Pass-Through Rate
and Cut-off Date:             5.4005% Initial Pass-Through
December 1, 1994              Rate

                              Aggregate Initial Certificate
                              Principal Balance of the Class
                              R Certificates:  $100.00

First Distribution Date:
January 25, 1995

Master Servicer:              CUSIP: 760944 ____
Residential Funding
Corporation

                              Initial Certificate Principal
                              Balance of this Certificate:
                              $_____________

Assumed Final
Distribution Date:
October 25, 2024              Percentage Interest: _____



                       MORTGAGE PASS-THROUGH
                           CERTIFICATE,
                          SERIES 1994-S20

      evidencing a percentage interest in any
      distributions allocable to the Class R
      Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans formed and sold by RESIDENTIAL
      FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that                       is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this
Certificate by the aggregate Initial Certificate
Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National
Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be
deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership
Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates other than the Class R
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool
Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than five percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

            Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                        THE FIRST NATIONAL BANK OF CHICAGO,
                        as Trustee


                  By:
                              Authorized Signatory

Certificate of
Authentication

This is one of the Class R
Certificates referred to
in the within-mentioned
Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
   as Certificate Registrar


By:
        Authorized Signatory

                            ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:
            Signature by or on behalf of assignor




                        Signature Guaranteed



                     DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 ,
or, if mailed by check, to
                                   Applicable
statements should be mailed to

 .

            This information is provided by
              , the assignee named above, or
                 , as its agent.

                             EXHIBIT E

                        CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 1994, by and among THE FIRST NATIONAL
BANK OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK
MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                  W I T N E S S E T H   T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of December 1, 1994, relating to the issuance of Residential Funding
Mortgage Securities I, Inc., Mortgage Pass-Through
Certificates, Series 1994-S20 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the
premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                             ARTICLE I

                            Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                            ARTICLE II

                   Custody of Mortgage Documents

            Section 2.1.  Custodian to Act as Agent;
Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2.  Recordation of Assignments.  If
any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial
Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage
Loan listed on the Schedule attached hereto (the
"Mortgage Loan Schedule").

            (b)  Within 45 days of the initial issuance
of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling
Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to
Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section
2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim
Certification in the form attached hereto as Exhibit
Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan
Schedule, except for any exceptions listed on Schedule
A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c)  Upon receipt of all documents required
to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's
Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage
Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master
Servicer and the Trustee.

            Section 2.5.  Custodian to Cooperate; Release
of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage
Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File.
The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master
Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance
Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance
Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master
Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6.  Assumption Agreements.  In the
event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                            ARTICLE III

                     Concerning the Custodian

            Section 3.1.  Custodian a Bailee and Agent of
the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage
File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage
Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2.  Indemnification.  The Company
hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3.  Custodian May Own Certificates.
The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section  3.4.  Master Servicer to Pay
Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master
Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5.  Custodian May Resign; Trustee
May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor
Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor
Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor
Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6.  Merger or Consolidation of
Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7.  Representations of the
Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                            ARTICLE IV

                     Miscellaneous Provisions

            Section 4.1.  Notices.  All notices,
requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling
Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling
Agreement and furnish the Custodian with written copies thereof.

            Section 4.3.  Governing Law.  This Agreement
shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.4.  Recordation of Agreement.  To
the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is
executed as of the date first above written.

Address:          THE FIRST NATIONAL BANK OF CHICAGO,
                         as Trustee

One North State Street
9th Floor
Chicago, Illinois 60602
Attention:        Corporate Trust

            By:
            Name:
            Title:

Address:          RESIDENTIAL FUNDING MORTGAGE
                        SECURITIES I, INC.

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

            By:
            Name:
            Title: Vice President


Address:          RESIDENTIAL FUNDING
                  CORPORATION, as Master Servicer

10 Universal City Plaza
Suite 2100
Universal City, California 91608

            By:
            Name:
            Title: Vice President


Address:          NORWEST BANK MINNESOTA,
                  NATIONAL ASSOCIATION

401 Second Avenue South
Minneapolis, Minnesota  55479

            By:
            Name:
            Title: Trust Officer

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

            On the ____ day of December, 1994, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ______________ of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                        Notary Public


[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of December, 1994, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust
Officer of Norwest Bank Minnesota, National
Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                  Notary Public


[SEAL]

STATE OF ________             )
                              ) ss.:
COUNTY OF ________      )


            On the 29th day of December, 1994 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Funding Mortgage Securities I,
Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                     Notary Public


[Notarial Seal]


STATE OF ____________               )
                              ) ss:
COUNTY OF ____________        )

            On the 29th day of December, 1994 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                        Notary Public


[Notarial Seal]

                            EXHIBIT ONE

                         FORM OF CUSTODIAN
                       INITIAL CERTIFICATION


                                             December 29, 1994



The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois  60602

Attention:  Corporate Trust Administration

            Re:   Custodial Agreement dated as of December
                  1, 1994, by and among The First National
                  Bank of Chicago, Residential Funding
                  Mortgage Securities I, Inc., Residential
                  Funding Corporation and Norwest Bank
                  Minnesota, National Association,
                  Mortgage Pass-Through Certificates,
                  Series 1994-S20

Ladies and Gentlemen:

            In accordance with Section 2.3 of the
above-captioned Custodial Agreement, and subject to
Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



            By:
            Name:
            Title:

                            EXHIBIT TWO



              FORM OF CUSTODIAN INTERIM CERTIFICATION



                                           , 1995


The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re:   Custodial Agreement dated as of December
                  1, 1994, by and among The First National
                  Bank of Chicago, Residential Funding
                  Mortgage Securities I, Inc., Residential
                  Funding Corporation and Norwest Bank
                  Minnesota, National Association,
                  Mortgage Pass-Through Certificates,
                  Series 1994-S20

Ladies and Gentlemen:

            In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to
Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

            NORWEST BANK MINNESOTA, NATIONAL  ASSOCIATION


            By:
            Name:
            Title:

                           EXHIBIT THREE



               FORM OF CUSTODIAN FINAL CERTIFICATION



                                                     , 1993




The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re:   Custodial Agreement dated as of December
                  1, 1994, by and among The First National
                  Bank of Chicago, Residential Funding
                  Mortgage Securities I, Inc., Residential
                  Funding Corporation and Norwest Bank
                  Minnesota, National Association,
                  Mortgage Pass-Through Certificates,
                  Series 1994-S20

Ladies and Gentlemen:

            In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule it has received:

            (i)   The original Mortgage Note, endorsed
      without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii)  The original Mortgage with evidence of
      recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

            (iii)       An original Assignment of the
      Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv)  The original recorded assignment or
      assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;
      and

            (v)   The original of each modification,
      assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

            NORWEST BANK MINNESOTA, NATIONAL  ASSOCIATION


            By:
            Name:
            Title:

                             EXHIBIT F

                      MORTGAGE LOAN SCHEDULE


  RUN ON     : 12/19/94           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 10:58:08        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RFMSI I 1994-S20                               CUTOFF : 12/01/94
  POOL       : 0004163
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  ADDRESS                         CURR NET        ORIGINAL P+I    # OF UNITS
  ADDRESS LINE 2                  NOTE CEILING    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE       VALUE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN

______________________________________________________________________________


    1207659                           8.6250        822,500.00        100
    YARBROUGH JR        H             8.2500        786,316.68         ZZ
    760 RIVERGATE DRIVE               7.8750          6,397.33         1
                                     14.6250          6,140.01         70
    ATLANTA         GA    30350      13.6250       09/10/90      1,175,000.00
    320015035                          .0000       11/01/90            00
    1836107                            .0000       10/01/20            0
    0                                 2.7500       10/01/91        10/01/95
    233/600                           2.3750       11/01/91        11/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1258995                           7.8750        114,650.00        100
    RIVAS               ADALBERTO     7.8750        106,018.29         ZZ
    415 CINDY COURT                   7.6250            831.29         1
                                     13.3750            828.46         85
    CORONA          CA    91720      13.1250       06/07/88        134,900.00
    320153026                          .0000       08/01/88            10
    01337744                           .0000       07/01/18           20
    0                                 2.6250       07/01/89        07/01/95
    531/600                           2.3750       08/01/89        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/89
        .0000                           05             E           07/01/93
                                        O             .7500


    1259034                           8.8750        155,250.00        100
    ASGARI              AMIR          6.5000        145,950.64         ZZ
    6851 MURRAY PARK DR               6.2500          1,235.24         1
                                     14.3750            996.32         75
    SAN DIEGO       CA    92119      14.1250       02/28/89        207,000.00
    320152754                          .0000       05/01/89            00
    01434854                           .0000       04/01/19            0
    0                                 2.6250       04/01/90        04/01/95
    531/600                           2.3750       05/01/90        05/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/01/90
        .0000                           05             E           04/01/94
                                        O             .7500


    1259090                           8.7500        293,400.00        100
    RACHAL              JANICE        6.2500        278,494.90         ZZ
    1108 NORTH SHORT CIRCLE           5.8750          2,308.18         1
                                     14.2500          1,834.61         80
    WALNUT          CA    91789      13.8750       12/05/89        366,764.00
    320151392                          .0000       02/01/90            00
    01633367                           .0000       01/01/20            0
    0                                 2.7500       01/01/91        01/01/95
    531/600                           2.3750       02/01/91        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          01/01/91
        .0000                           05             E           01/01/95
                                        O            1.0000


    1259091                           8.7500        211,450.00        100
    O'CONNOR            ROBERT        6.3750        200,942.35         ZZ
    2208 VANDERBILT LANE #5           6.0000          1,663.48         1
                                     14.2500          1,337.51         90
    REDONDO BEACH   CA    90278      13.8750       01/08/90        235,000.00
    320154107                          .0000       03/01/90            04
    01676159                           .0000       02/01/20           17
    0                                 2.7500       02/01/91        02/01/95
    531/600                           2.3750       03/01/91        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          02/01/91
        .0000                           01             E           02/01/95
                                        O            1.0000


    1259125                           9.7500        281,000.00        100
    VON BRANA           EILEEN        7.5000        270,516.55         ZZ
    490 PAUMAKUA WAY                  7.1250          2,414.22         1
                                     15.7500          1,985.80         75
    KAILUA          HI    96734      15.3750       05/23/90        375,000.00
    320154487                          .0000       07/01/90            00
    01775283                           .0000       06/01/20            0
    0                                 2.7500       06/01/93        06/01/95
    531/600                           2.3750       07/01/93        07/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/93
        .0000                           05             E           06/01/95
                                        O            1.0000


    1259152                          10.1250         46,050.00        100
    FARRELL             WILLIAM       8.1250         43,783.52         ZZ
    13535 SW FAR VISTA STREET         7.7500            408.39         1
                                     15.6250            343.35         75
    BEAVERTON       OR    97005      15.2500       06/05/89         61,400.00
    320153687                          .0000       08/01/89            00
    01505806                           .0000       07/01/19            0
    0                                 2.7500       07/01/92        07/01/95
    531/600                           2.3750       08/01/92        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/92
        .0000                           05             E           07/01/94
                                        O             .7500


    1259155                           9.8750        300,000.00        100
    FISHER              DAVID         8.1250        286,034.33         ZZ
    807-809 DETROIT STREET            7.7500          2,605.05         2
                                     15.8750          2,233.70         75
    LOS ANGELES     CA    90036      15.5000       10/02/89        400,000.00
    320154081                          .0000       12/01/89            00
    01602288                           .0000       11/01/19            0
    0                                 2.7500       11/01/92        11/01/95
    531/600                           2.3750       12/01/92        12/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          11/01/92
        .0000                           05             E           11/01/94
                                        O            1.0000


    1303638                           5.6250        319,500.00        100
    HERGUTH             WILLIAM       8.0000        310,882.93         ZZ
    3234 BANFF DRIVE                  7.7500          1,839.22         1
                                     11.6250          2,323.42         90
    FAIRFIELD       CA    94533      11.3750       10/26/92        355,000.00
    10820009-8                         .0000       12/01/92            12
    820009                             .0000       11/01/22           22
    0                                 2.6250       11/01/93        11/01/95
    047/047                           2.3750       12/01/93        12/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1349297                           5.1250        265,100.00        100
    KOHLI               RAVINDER      7.1250        257,498.47         ZZ
    2230 CARDIFF WAY                  6.8750          1,443.44         1
                                     11.1250          1,756.79         89
    RICHMOND        VA    23236      10.8750       08/27/93        300,000.00
    84341                              .0000       10/01/93            04
    84341                              .0000       09/01/23           17
    0                                 2.7500       09/01/94        09/01/95
    246/246                           2.5000       10/01/94        10/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          09/01/94
        .0000                           05             C           09/01/98
                                        O            1.1250


    1353643                           5.5000        294,700.00        100
    WONG                NORMAN        7.5000        265,599.55         ZZ
    1086 VISTA GRANDE                 7.2500          1,673.28         1
                                     11.5000          2,004.89         76
    MILLBRAE        CA    94030      11.2500       08/19/93        390,000.00
    0701943                            .0000       10/01/93            00
    1758788                            .0000       09/01/23            0
    0                                 2.8750       09/01/94        09/01/95
    664/756                           2.6250       10/01/94        10/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1359322                           4.8750        241,000.00        100
    CORREIA             BRADLEY       4.8750        236,415.77         ZZ
    38546 GLENMOOR DRIVE              4.6250          1,275.40         1
                                     10.8750          1,275.40         78
    FREMONT         CA    94536      10.6250       02/18/94        310,000.00
    2153500                            .0000       04/01/94            00
    2153500                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    356/356                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1359496                           5.5000        323,000.00        100
    KATTENGELL          ROBERT        5.5000        319,390.75         ZZ
    2746 GOUGH STREET                 5.1250          1,833.96         1
                                     11.5000          1,833.96         85
    SAN FRANCISCO   CA    94123      11.1250       01/18/94        380,000.00
    0705352                            .0000       03/01/94            11
    70874                              .0000       02/01/24           12
    0                                 2.8750       02/01/95        02/01/95
    744/756                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1360562                           5.5000        950,000.00        100
    KITNICK             BARRY         5.5000        939,384.55         ZZ
    314 MEADOWBROOK DRIVE             5.2500          5,394.00         1
                                     11.5000          5,394.00         49
    SANTA BARBARA   CA    93108      11.2500       01/21/94      1,950,000.00
    0704645                            .0000       03/01/94            00
    10103019                           .0000       02/01/24            0
    0                                 2.7500       02/01/95        02/01/95
    051/756                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1364300                           4.5000        157,500.00        100
    DIAZ                MARIO         4.5000        155,175.29         ZZ
    852 3RD AVENUE                    4.1250            798.03         1
                                     10.5000            798.03         62
    LOS ANGELES     CA    90005      10.1250       12/21/93        255,000.00
    1931115263                         .0000       02/01/94            00
    1931115263                         .0000       01/01/24            0
    0                                 3.0000       01/01/95        01/01/95
    274/274                           2.6250       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1364340                           5.5000        956,250.00        100
    BHUPATHY            VELLORE       5.5000        945,564.79         ZZ
    8109 AURORA LANE                  5.2500          5,429.48         1
                                     11.5000          5,429.48         75
    WHITTIER        CA    90605      11.2500       01/21/94      1,275,000.00
    0704763                            .0000       03/01/94            00
    006000050003                       .0000       02/01/24            0
    0                                 2.7500       02/01/95        02/01/95
    472/756                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1364396                           5.0000        386,000.00        100
    HERRON              JOHN          5.0000        381,755.59         ZZ
    1151 EMBURY STREET                4.7500          2,072.13         1
                                     11.0000          2,072.13         66
    LOS ANGELES     CA    90272      10.7500       02/02/94        590,000.00
    0705380                            .0000       04/01/94            00
    108710                             .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    028/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1364480                           4.5000        260,500.00        100
    DORSEY              MILTON        4.5000        257,365.88         ZZ
    2584 RIKKARD DRIVE                4.1250          1,319.92         1
                                     10.5000          1,319.92         84
    THOUSAND OAKS   CA    91362      10.1250       02/01/94        311,000.00
    1931202491                         .0000       04/01/94            14
    1931202491                         .0000       03/01/24           12
    0                                 3.0000       03/01/95        03/01/95
    274/274                           2.6250       04/01/95        04/01/95
      45                              2.5000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          03/01/95
        .0000                           03             E           03/01/99
                                        O            1.1250


    1364502                           5.3750        920,000.00        100
    ILLULIAN            KHOSRO        5.3750        909,480.65         ZZ
    315 NORTH MAPLE DIRVE             5.1250          5,151.74         1
                                     11.3750          5,151.74         69
    BEVERLY HILLS   CA    90210      11.1250       01/04/94      1,350,000.00
    10821625-0                         .0000       03/01/94            00
    0821625                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    047/047                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          02/01/95
        .0000                           05             E           02/01/99
                                        O            1.1250


    1364613                           4.5000        310,500.00        100
    ALECCIA             JAMES         4.5000        305,916.99         ZZ
    13292 TIBURON WAY                 4.1250          1,573.26         1
                                     10.5000          1,573.26         90
    TUSTIN          CA    92680      10.1250       12/27/93        345,000.00
    1931203143                         .0000       02/01/94            14
    1931203143                         .0000       01/01/24           17
    0                                 2.8750       01/01/95        01/01/95
    274/274                           2.5000       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1365720                           5.3750        213,300.00        100
    FINNEY              JULIE         5.3750        210,861.13         ZZ
    10731 LURLINE AVENUE              5.1250          1,194.42         1
                                     11.3750          1,194.42         90
    CHATSWORTH      CA    91311      11.1250       01/12/94        237,000.00
    10821644-1                         .0000       03/01/94            11
    0821644                            .0000       02/01/24           20
    0                                 2.8750       02/01/95        02/01/95
    047/047                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1366112                           4.7500        218,000.00        100
    SCHOFIELD           JOHN          6.7500        214,436.20         ZZ
    21206 COUNTRY FARM LANE           6.5000          1,137.20         1
    IN THE AREA OF                   10.7500          1,407.12         88
    TRABUCO CANYON  CA    92678      10.5000       10/27/93        249,000.00
    0705453                            .0000       12/01/93            12
    0667717                            .0000       11/01/23           17
    0                                 2.8750       11/01/94        11/01/95
    664/756                           2.6250       12/01/94        12/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1367277                           4.8750        250,000.00        100
    VAN PARYS           PHILLIP       4.8750        246,330.28         ZZ
    144 GLENDALE AVENUE               4.6250          1,323.02         1
                                     10.8750          1,323.02         70
    OXNARD          CA    93035      10.6250       02/01/94        360,000.00
    10821658-1                         .0000       03/01/94            00
    821658                             .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    047/047                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1368397                           5.1250        305,100.00        100
    ANTHES              RUSSELL       5.1250        301,074.58         ZZ
    411 WEST DANA STREET              4.8750          1,661.23         1
                                     11.1250          1,661.23         90
    MOUNTIAN VIEW   CA    94041      10.8750       12/28/93        339,000.00
    0703956                            .0000       02/01/94            12
    16100273                           .0000       01/01/24           17
    0                                 2.7500       01/01/95        01/01/95
    051/756                           2.5000       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1368409                           4.7500        207,000.00        100
    WESTON              MARVIN        4.7500        204,618.62         ZZ
    4320 EMERALD AVENUE               4.5000          1,079.81         1
                                     10.7500          1,079.81         90
    LA VERNE        CA    91750      10.5000       02/04/94        230,000.00
    0705549                            .0000       04/01/94            11
    5030131                            .0000       03/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    685/756                           2.6250       05/01/95        05/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          04/01/95
        .0000                           05             C           04/01/99
                                        O             .5000


    1368597                           4.5000        215,000.00        100
    HENDRIX             MICHAEL       6.5000        211,325.25         ZZ
    24100 MIRASOL WAY                 6.1250          1,089.37         1
                                     10.5000          1,352.14         40
    TEMECULA        CA    92590      10.1250       10/25/93        543,000.00
    66011                              .0000       12/01/93            00
    66011                              .0000       11/01/23            0
    0                                 2.8750       11/01/94        11/01/95
    372/372                           2.5000       12/01/94        12/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/94
        .0000                           05             E           11/01/98
                                        O            1.1250


    1368769                           4.8750        256,500.00        100
    HIGGINBOTHAM        ROBERT        6.8750        252,629.60         ZZ
    416 VERMONT AVENUE                6.5000          1,357.42         1
                                     10.8750          1,677.05         90
    BERKELEY        CA    94707      10.5000       11/18/93        285,000.00
    1449731                            .0000       01/01/94            10
    1449731                            .0000       12/01/23           17
    0                                 2.7500       12/01/94        12/01/95
    447/447                           2.3750       01/01/95        01/01/96
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1368806                           5.2500        581,000.00        100
    TANTRY              SUBHASH       5.2500        574,896.15         ZZ
    1228 HARKER AVENUE                5.0000          3,208.30         1
                                     11.2500          3,208.30         69
    PALO ALTO       CA    94301      11.0000       01/28/94        850,000.00
    190084                             .0000       04/01/94            00
    190084                             .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    032/032                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1368821                           4.8750        225,000.00        100
    IGNACIO JR          FORTUNATO     4.8750        222,182.30         ZZ
    136 SAN THOMAS WAY                4.6250          1,190.72         1
                                     10.8750          1,190.72         77
    DANVILLE        CA    94526      10.6250       01/21/94        293,000.00
    0705466                            .0000       03/01/94            00
    0512236                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    559/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369021                           4.5000        242,000.00        100
    AWANA JR            THOMAS        4.5000        239,088.47         ZZ
    484 MILL RIVER LANE               4.1250          1,226.18         1
                                     10.5000          1,226.18         90
    SAN JOSE        CA    95134      10.1250       02/18/94        269,000.00
    0705600                            .0000       04/01/94            12
    29008029                           .0000       03/01/24           17
    0                                 2.8750       03/01/95        03/01/95
    013/756                           2.5000       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1369167                           5.2500        480,000.00        100
    VIBOCH              JOHN          5.2500        474,957.17         ZZ
    21 SUNRISE HILL ROAD              4.8750          2,650.58         1
                                     11.2500          2,650.58         80
    ORINDA          CA    94563      10.8750       02/14/94        600,000.00
    0705670                            .0000       04/01/94            00
    71223                              .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    744/756                           2.5000       04/01/95        04/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369241                           4.6250        247,000.00        100
    JAMES               WAYNE         4.6250        244,094.01         ZZ
    5503 SALINAS COURT                4.3750          1,269.92         1
                                     10.6250          1,269.92         90
    SIMI VALLEY     CA    93063      10.3750       02/01/94        275,000.00
    10856382-6                         .0000       04/01/94            12
    856382                             .0000       03/01/24           20
    0                                 2.8750       03/01/95        03/01/95
    047/047                           2.6250       04/01/95        04/01/95
      45                              2.6250          .0000           .0000
    A                                 6.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369264                           4.5000        233,050.00        100
    O'LOUGHLIN          RITA          4.5000        229,610.17         ZZ
    1037 TAFT STREET                  4.1250          1,180.83         1
                                     10.5000          1,180.83         90
    REDWOOD CITY    CA    94061      10.1250       01/03/94        259,000.00
    6580575                            .0000       02/01/94            14
    6580575                            .0000       01/01/24           17
    0                                 2.8750       01/01/95        01/01/95
    372/372                           2.5000       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369324                           5.2500        350,900.00        100
    ANDERSON            DALE          5.2500        347,213.45         ZZ
    1097 CAGGIANO COURT               4.8750          1,937.69         1
                                     11.2500          1,937.69         90
    SAN JOSE        CA    95120      10.8750       02/07/94        390,000.00
    109307707                          .0000       04/01/94            04
    109307707                          .0000       03/01/24           17
    0                                 3.0000       03/01/95        03/01/95
    976/976                           2.6250       04/01/95        04/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369350                           5.5000        592,000.00        100
    BROWN, JR           EDWARD        5.5000        586,060.14         ZZ
    1155 NORTH KENNYMEAD STREET       5.1250          3,361.31         1
                                     11.5000          3,361.31         80
    ORANGE          CA    92669      11.1250       02/16/94        740,000.00
    0705519                            .0000       04/01/94            00
    01005116                           .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    472/756                           2.5000       04/01/95        04/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1369379                           5.5000        328,500.00        100
    FENDLER             FRED          5.5000        325,203.95         ZZ
    16 DUXBURY COVE                   5.2500          1,865.19         1
                                     11.5000          1,865.19         90
    SAN RAFAEL      CA    94901      11.2500       01/27/94        365,000.00
    0705482                            .0000       04/01/94            01
    70929                              .0000       03/01/24           17
    0                                 2.8750       03/01/95        03/01/95
    744/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1369382                           4.7500        232,000.00        100
    HOWHANNESIAN        TOM           4.7500        229,028.58         ZZ
    28742 PEACH BLOSSOM               4.5000          1,210.22         1
                                     10.7500          1,210.22         80
    MISSION VIEJO   CA    92692      10.5000       01/24/94        290,000.00
    0705741                            .0000       03/01/94            00
    2789022                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    180/756                           2.6250       03/01/95        03/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1369635                           4.7500        260,000.00        100
    CONCEPCION          ZUNILDA       4.7500        257,008.84         ZZ
    2318 SANTA CRUZ COURT             4.3750          1,356.29         1
                                     10.7500          1,356.29         80
    TORRANCE        CA    90501      10.3750       02/01/94        325,000.00
    0705317                            .0000       04/01/94            00
    67046700                           .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    171/756                           2.5000       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          03/01/95
        .0000                           05             E           03/01/99
                                        O            1.1250


    1369822                           4.8750        299,000.00        100
    CHEN                MIN           4.8750        295,636.84         ZZ
    154 ALMERIA AVENUE                4.6250          1,582.34         1
                                     10.8750          1,582.34         68
    FREMONT         CA    94539      10.6250       02/18/94        440,000.00
    2205540                            .0000       04/01/94            00
    2205540                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    356/356                           2.6250       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1369893                           5.2500        409,500.00        100
    CHAMP               EUGENE        5.2500        404,592.69         ZZ
    244 BELLINO DRIVE                 4.8750          2,261.28         1
                                     11.2500          2,261.28         65
    PACIFIC PALISA  CA    90272      10.8750       01/05/94        630,000.00
    0704966                            .0000       03/01/94            00
    1931120339                         .0000       02/01/24            0
    0                                 3.0000       02/01/95        02/01/95
    274/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370243                           5.0000        300,000.00        100
    NOVICK              ANDREW        5.0000        296,327.06         ZZ
    7 ESPALDA COURT                   4.6250          1,610.46         1
                                     11.0000          1,610.46         90
    SAN RAFAEL      CA    94901      10.6250       01/04/94        335,000.00
    0705611                            .0000       03/01/94            04
    408086                             .0000       02/01/24           17
    0                                 3.0000       02/01/95        02/01/95
    736/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370247                           4.5000        220,950.00        100
    HURST               CHARLES       4.5000        217,573.76         ZZ
    4 TURANO                          4.2500          1,119.52         1
                                     10.5000          1,119.52         90
    LAGUNA NIGUEL   CA    92677      10.2500       01/11/94        245,500.00
    0704553                            .0000       03/01/94            10
    410204                             .0000       02/01/24           17
    0                                 2.8750       02/01/95        02/01/95
    736/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370271                           4.8750        685,000.00        100
    GRENZ               LARRIE        4.8750        677,295.24         ZZ
    6744 SUTTER AVENUE                4.6250          3,625.08         1
                                     10.8750          3,625.08         69
    CARMICHAEL      CA    95608      10.6250       02/01/94      1,000,000.00
    0705520                            .0000       04/01/94            00
    0047201                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    776/756                           2.6250       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370281                           4.8750        218,000.00        100
    KOCHLACS            ROGER         4.8750        215,211.69         ZZ
    4 CAMELFORD COURT                 4.6250          1,153.68         1
                                     10.8750          1,153.68         74
    MORAGA          CA    94556      10.6250       02/08/94        296,000.00
    2195683                            .0000       04/01/94            00
    2195683                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    356/356                           2.6250       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370589                           4.7500        500,000.00        100
    LIU                 ROBERT        6.7500        491,365.56         ZZ
    160 30TH AVENUE                   6.3750          2,608.24         1
                                     10.6250          3,227.34         52
    SAN FRANCISCO   CA    94121      10.2500       09/07/93        970,000.00
    220138461                          .0000       11/01/93            00
    220138461                          .0000       10/01/23            0
    0                                 2.7500       10/01/94        10/01/95
    550/550                           2.3750       11/01/94        11/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.8750                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370591                           4.8000        480,000.00        100
    WARDELL             CYNTHIA       6.8000        470,455.09         ZZ
    2575-77 SACRAMENTO STREET         6.4250          2,518.39         2
                                     10.6250          3,114.26         80
    SAN FRANCISCO   CA    94115      10.2500       06/16/93        600,000.00
    220128975                          .0000       08/01/93            00
    220128975                          .0000       07/01/23            0
    0                                 2.7500       07/01/94        07/01/95
    550/550                           2.3750       08/01/94        08/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.8250                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370614                           5.3750        752,500.00        100
    BRODY               MARVIN        5.3750        744,773.74         ZZ
    5632 NORTH CAMELBACK CANYON       5.1250          4,213.78         1
    DRIVE                            11.3750          4,213.78         70
    PHOENIX         AZ    85018      11.1250       02/09/94      1,075,000.00
    0380009135                         .0000       04/01/94            00
    2849982                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    180/728                           2.6250       04/01/95        04/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370624                           5.0000        291,200.00        100
    ROKNEJAD            RARIM         5.0000        287,998.02         ZZ
    2432 LA COSTA AVENUE              4.7500          1,563.22         1
                                     11.0000          1,563.22         48
    CARLSBAD        CA    92009      10.7500       02/03/94        615,000.00
    191276                             .0000       04/01/94            00
    191276                             .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    032/032                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370702                           5.2500        225,000.00        100
    PY                  JUNG          7.2500        221,639.54         ZZ
    1624 LOWER GRAND AVENUE           6.8750          1,242.46         1
                                     11.2500          1,528.04         69
    PIEDMONT        CA    94611      10.8750       10/18/93        330,000.00
    1410538                            .0000       12/01/93            00
    1410538                            .0000       11/01/23            0
    0                                 2.7500       11/01/94        11/01/95
    447/447                           2.3750       12/01/94        12/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370910                           5.2500        500,000.00        100
    GERBER              MYRON         5.2500        494,747.06         ZZ
    7536 HAMPDEN LANE                 5.0000          2,761.02         1
                                     11.2500          2,761.02         54
    BETHESDA        MD    20814      11.0000       02/23/94        935,000.00
    42920                              .0000       04/01/94            00
    42920                              .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    195/195                           2.5000       04/01/95        04/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1370999                           4.7500        384,000.00        100
    PARK                MICHAEL       6.7500        377,368.53         ZZ
    10409 OKLAHOMA AVENUE             6.5000          2,003.13         1
                                     10.7500          2,478.60         80
    LOS ANGELES     CA    91311      10.5000       09/16/93        480,000.00
    0705000                            .0000       11/01/93            00
    067373                             .0000       10/01/23            0
    0                                 2.8750       10/01/94        10/01/95
    028/756                           2.6250       11/01/94        11/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371184                           5.3750        567,000.00        100
    MILSTEIN            SAM           5.3750        561,178.30         ZZ
    1 KNOLLWOOD DRIVE                 5.0000          3,175.04         1
                                     11.3750          3,175.04         79
    LARCHMONT       NY    10538      11.0000       02/14/94        725,000.00
    330072920                          .0000       04/01/94            00
    330072920                          .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    201/201                           2.5000       04/01/95        04/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          03/01/95
        .0000                           05             C           03/01/99
                                        O            1.1250


    1371341                           5.5000        700,000.00        100
    MC ELROY            MICHAEL       5.5000        692,976.52         ZZ
    13212 PEACOCK COURT               5.2500          3,974.52         1
                                     11.5000          3,974.52         66
    CUPERTINO       CA    95014      11.2500       02/09/94      1,065,045.00
    0705322                            .0000       04/01/94            00
    005800013708                       .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    472/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371436                           4.7500        216,000.00        100
    NASO                THOMAS        4.7500        213,233.46         ZZ
    3114 GLORIA TERRACE               4.3750          1,126.76         1
                                     10.7500          1,126.76         80
    LAFAYETTE       CA    94549      10.3750       01/13/94        270,000.00
    0704591                            .0000       03/01/94            00
    21801844                           .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    013/756                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371475                           4.7500        254,400.00        100
    LACEFIELD           TOMMIE        4.7500        251,473.32         ZZ
    1994 SHEFFIELD DRIVE              4.3750          1,327.07         1
                                     10.7500          1,327.07         80
    EL DORADO HILL  CA    95762      10.3750       02/04/94        318,000.00
    3058872                            .0000       04/01/94            00
    3058872                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    637/637                           2.3750       04/01/95        04/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1371529                           4.6250        200,000.00        100
    LEBOW               MARILLYN      4.6250        197,380.42         ZZ
    10861 QUEENSLAND STREET           4.3750          1,028.28         1
                                     10.6250          1,028.28         53
    LOS ANGELES     CA    90034      10.3750       01/19/94        382,000.00
    0705581                            .0000       03/01/94            00
    410211                             .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    736/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371535                           4.9500        770,000.00        100
    DINNER              PATRICIA      6.9500        754,397.62         ZZ
    1164-66 FILBERT STREET            6.5750          4,110.03         2
                                     11.5000          5,073.15         70
    SAN FRANCISCO   CA    94109      11.1250       05/07/93      1,100,000.00
    220132316                          .0000       07/01/93            00
    220132316                          .0000       06/01/23            0
    0                                 3.0000       06/01/94        06/01/95
    550/550                           2.6250       07/01/94        07/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.5500                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371545                           5.5000        465,000.00        100
    HOROWITZ            JEFFREY       7.5000        456,861.29         ZZ
    1670-1672 GREENWICH STREET        7.1250          2,640.22         2
                                     11.5000          3,237.39         75
    SAN FRANCISCO   CA    94123      11.1250       06/15/93        620,000.00
    220134551                          .0000       08/01/93            00
    220134551                          .0000       07/01/23            0
    0                                 2.8750       07/01/94        07/01/95
    550/550                           2.5000       08/01/94        08/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371546                           4.7500        360,900.00        100
    WILLIAMS            JOHN          6.7500        355,000.23         ZZ
    1815 LAGUNA STREET                6.3750          1,882.63         1
                                     10.3750          2,329.50         90
    SAN FRANCISCO   CA    94115      10.0000       10/15/93        401,000.00
    220134718                          .0000       12/01/93            11
    220134718                          .0000       11/01/23           17
    0                                 2.8750       11/01/94        11/01/95
    550/550                           2.5000       12/01/94        12/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.6250                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371606                           5.5000        750,000.00        100
    MELANSON            GREGORY       7.5000        738,093.85         T
    1537 SAGE CANYON ROAD             7.1250          4,258.42         1
                                     10.9500          5,221.60         47
    ST HELENA       CA    94574      10.5750       08/02/93      1,600,000.00
    220135343                          .0000       10/01/93            00
    220135343                          .0000       09/01/23            0
    0                                 2.8750       09/01/94        09/01/95
    550/550                           2.5000       10/01/94        10/01/95
      15                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.4500                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371716                           4.3750        308,500.00        100
    WAYNE               PAMELA        4.3750        303,844.59         ZZ
    4293 CORTE FAMOSA                 4.1250          1,540.30         1
                                     10.3750          1,540.30         90
    SAN DIEGO       CA    92130      10.1250       12/20/93        342,874.00
    0705341                            .0000       02/01/94            14
    067345                             .0000       01/01/24           20
    0                                 2.8750       01/01/95        01/01/95
    028/756                           2.6250       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1371814                           5.3750        247,500.00        100
    FLORES              FIDENCIO      5.3750        244,380.05         ZZ
    2625 GLEN HARWICK COURT           5.0000          1,385.93         1
                                     11.3750          1,385.93         90
    SAN JOSE        CA    95148      11.0000       12/23/93        275,000.00
    1491478                            .0000       02/01/94            10
    1491478                            .0000       01/01/24           17
    0                                 2.7500       01/01/95        01/01/95
    447/447                           2.3750       02/01/95        02/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1372191                           5.3750        229,000.00        100
    SCOLAMIERI          SAM           5.3750        226,381.66         ZZ
    871 WINDRIDGE CIRCLE              5.0000          1,282.33         1
                                     11.3750          1,282.33         90
    SAN MARCOS      CA    92069      11.0000       01/26/94        254,881.00
    6628960                            .0000       03/01/94            14
    6628960                            .0000       02/01/24           17
    0                                 2.8750       02/01/95        02/01/95
    372/372                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1372271                           4.7500        441,600.00        100
    SOKOL               RONALD        4.7500        435,944.08         ZZ
    42 VILLAGE CIRCLE NO.1            4.5000          2,303.59         1
                                     10.7500          2,303.59         80
    MANHATTAN BEAC  CA    90266      10.5000       01/25/94        552,000.00
    8400583                            .0000       03/01/94            00
    8400583                            .0000       02/01/24            0
    0                                 2.7500       02/01/95        02/01/95
    698/698                           2.5000       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          02/01/95
        .0000                           03             C           02/01/99
                                        O            1.1250


    1372349                           5.1250        600,000.00        100
    CHENOWETH           DENNIS        5.1250        593,550.84         ZZ
    27552 GOLD DUST LANE              4.8750          3,266.92         1
                                     11.1250          3,266.92         80
    LAGUNA HILLS    CA    92653      10.8750       02/15/94        755,000.00
    0705419                            .0000       04/01/94            00
    006200675503                       .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    472/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1372363                           4.8750        305,000.00        100
    KOTA                SASTRI        4.8750        298,688.75         ZZ
    1532 KINGSGATE DRIVE              4.6250          1,614.09         1
                                     10.8750          1,614.09         73
    SUNNYVALE       CA    94087      10.6250       02/17/94        420,000.00
    2224541                            .0000       04/01/94            00
    2224541                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    356/356                           2.6250       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1372533                           4.5000        326,200.00        100
    NOLEN               JOHN          4.5000        320,677.52         ZZ
    435 BOBBY'S LANE                  4.2500          1,652.81         1
                                     10.5000          1,652.81         90
    HOLLISTER       CA    95023      10.2500       02/25/94        365,000.00
    0705690                            .0000       05/01/94            01
    22002229                           .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    470/756                           2.6250       05/01/95        05/01/95
      45                              2.5000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1372551                           4.2500        265,200.00        100
    FINK                STANFORD      4.2500        261,487.53         ZZ
    2334 34TH STREET                  4.0000          1,304.62         1
                                     10.2500          1,304.62         80
    SANTA MONICA    CA    90405      10.0000       01/26/94        331,500.00
    0705426                            .0000       03/01/94            00
    64001676                           .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    657/756                           2.6250       03/01/95        03/01/95
      45                              2.8750          .0000           .0000
    A                                 6.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1372702                           4.8750        221,000.00        100
    BETCHLEY            MARGARET      4.8750        218,514.15         ZZ
    19906 OYSTER CATCHER LOOP         4.5000          1,169.56         1
                                     10.8750          1,169.56         64
    BODEGA BAY      CA    94923      10.5000       02/22/94        350,000.00
    0705459                            .0000       04/01/94            00
    8028961                            .0000       03/01/24            0
    0                                 3.0000       03/01/95        03/01/95
    559/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1372775                           4.8750        227,500.00        100
    CHU                 GRACE         4.8750        225,230.08         ZZ
    2367 FOSGATE AVENUE               4.6250          1,203.95         1
                                     10.8750          1,203.95         89
    SANTA CLARA     CA    95050      10.6250       02/25/94        258,000.00
    2225027                            .0000       05/01/94            11
    2225207                            .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1372780                           5.0000        280,000.00        100
    DE                  JAYANTA       5.0000        277,268.87         ZZ
    1900 ORO DRIVE                    4.7500          1,503.11         1
                                     11.0000          1,503.11         80
    FREMONT         CA    94539      10.7500       03/09/94        350,000.00
    2178663                            .0000       05/01/94            00
    2178663                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1372821                           4.5000        112,000.00        100
    FICK                KERRY         4.5000        106,048.52         ZZ
    4942 PEARCE AVENUE                4.1250            567.49         1
                                     10.5000            567.49         69
    LAKEWOOD        CA    90712      10.1250       01/26/94        164,000.00
    0705280                            .0000       03/01/94            00
    410255                             .0000       02/01/24            0
    0                                 3.0000       02/01/95        02/01/95
    736/756                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1373638                           5.5000        340,500.00        100
    ABUHAMDEH           SAID          5.5000        337,083.50         ZZ
    920 RIDGE DRIVE                   5.2500          1,933.33         1
                                     11.5000          1,933.33         65
    MCLEAN          VA    22101      11.2500       02/02/94        524,000.00
    0144501-6                          .0000       04/01/94            00
    5959663                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    561/755                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          03/01/95
        .0000                           05             E           03/01/99
                                        O            1.1250


    1373807                           5.1250        264,000.00        100
    SEARSON             PETER         5.1250        261,162.31         ZZ
    102 CLOVER LANE                   4.8750          1,437.45         1
                                     11.1250          1,437.45         75
    MENLO PARK      CA    94025      10.8750       01/28/94        355,000.00
    193466                             .0000       04/01/94            00
    193466                             .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    032/032                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374483                           4.6250        286,000.00        100
    MARTIN              ROBERT        4.6250        282,635.12         ZZ
    908 EXMOOR WAY                    4.3750          1,470.44         1
                                     10.6250          1,470.44         90
    SUNNYVALE       CA    94087      10.3750       02/10/94        320,000.00
    1931209223                         .0000       04/01/94            04
    1931209223                         .0000       03/01/24           17
    0                                 2.8750       03/01/95        03/01/95
    274/274                           2.6250       04/01/95        04/01/95
      45                              2.6250          .0000           .0000
    A                                 6.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374492                           5.5000        360,000.00        100
    BRUSO               LEO           5.5000        356,796.57         ZZ
    10908 NEW ENGLAND DRIVE           5.2500          2,044.05         1
                                     11.5000          2,044.05         70
    CLINTON         MD    20735      11.2500       03/11/94        515,000.00
    0380005034                         .0000       05/01/94            00
    261713                             .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    556/728                           2.5000       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          04/01/95
        .0000                           03             D           04/01/99
                                        O            1.1250


    1374499                           5.0000        260,000.00        100
    ECCHER              MARC          5.0000        257,463.98         ZZ
    7086 VALLEY GREENS CIRCLE         4.7500          1,395.74         1
                                     11.0000          1,395.74         55
    CARMEL          CA    93923      10.7500       03/09/94        480,000.00
    2141802                            .0000       05/01/94            00
    2141802                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374637                           5.2500        122,000.00        100
    BERGERON            DUSTIN        5.2500        120,718.28         T
    67895 30TH AVENUE                 5.0000            673.69         1
                                     11.2500            673.69         80
    CATHEDRAL CITY  CA    92234      11.0000       02/04/94        153,000.00
    0705493                            .0000       04/01/94            00
    413056                             .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    736/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374774                           4.8750        376,500.00        100
    HALEY               DOUGLAS       4.8750        372,265.19         ZZ
    6161 WEST 74TH STREET             4.6250          1,992.47         1
                                     10.8750          1,992.47         75
    LOS ANGELES     CA    90045      10.6250       02/17/94        502,000.00
    0705443                            .0000       04/01/94            00
    10103743                           .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    051/756                           2.5000       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374959                           4.8750        308,000.00        100
    TATHAM JR           WILLIAM       4.8750        304,142.92         ZZ
    6138 VAN NESS BOULEVARD           4.6250          1,629.96         1
                                     10.8750          1,629.96         80
    FRESNO          CA    93711      10.6250       01/27/94        385,000.00
    0705603                            .0000       03/01/94            00
    2923712                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    180/756                           2.6250       03/01/95        03/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374971                           5.5000        397,000.00        100
    RODGERS             DALE          5.5000        393,016.60         ZZ
    121 GARYDALE COURT                5.2500          2,254.13         1
                                     11.5000          2,254.13         80
    ALAMO           CA    94507      11.2500       02/08/94        500,000.00
    0705460                            .0000       04/01/94            00
    9004318                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    559/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1374980                           5.2500        572,000.00        100
    FECTEAU             DENNIS        5.2500        566,670.04         ZZ
    232 PARK LANE                     5.0000          3,158.61         1
                                     11.2500          3,158.61         80
    TELLURIDE       CO    81435      11.0000       03/23/94        715,000.00
    0705742                            .0000       05/01/94            00
    87886                              .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    561/756                           2.6250       05/01/95        05/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          04/01/95
        .0000                           05             E           04/01/99
                                        O            1.1250


    1375017                           5.1250        283,000.00        100
    SHAW                GEOFFREY      5.1250        280,301.89         ZZ
    7301 POSTON WAY                   4.8750          1,540.90         1
                                     11.1250          1,540.90         90
    BOULDER         CO    80301      10.8750       03/09/94        315,060.00
    6386388                            .0000       05/01/94            04
    6386388                            .0000       04/01/24           17
    0                                 2.7500       04/01/95        04/01/95
    511/511                           2.5000       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375094                           5.2500        265,000.00        100
    REAVIS JR           H             5.2500        261,899.81         ZZ
    9642 SOUTH JANICE CIRCLE          5.0000          1,463.34         1
                                     11.2500          1,463.34         49
    VILLA PARK      CA    92667      11.0000       01/27/94        548,000.00
    0705602                            .0000       03/01/94            00
    2788883                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    180/756                           2.6250       03/01/95        03/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375121                           5.5000        234,000.00        100
    COLE                DIXIE         5.5000        231,652.13         ZZ
    308 SOUTH NOHL CANYON ROAD        5.2500          1,328.63         1
                                     11.5000          1,328.63         72
    ANAHEIM         CA    92807      11.2500       02/18/94        325,000.00
    0705494                            .0000       04/01/94            00
    10103776                           .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    051/756                           2.5000       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375178                           5.3750        207,000.00        100
    DILLON JR           CONNARD       5.3750        204,874.64         ZZ
    1056 RICHARDSON AVENUE            5.0000          1,159.14         1
                                     11.3750          1,159.14         77
    SIMI VALLEY     CA    93065      11.0000       02/14/94        270,000.00
    0705587                            .0000       04/01/94            00
    402514                             .0000       03/01/24            0
    0                                 3.0000       03/01/95        03/01/95
    736/756                           2.6250       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375210                           5.2500        500,000.00        100
    OLTMAN              DAVID         5.2500        495,932.28         ZZ
    46 BRUNDIGE DRIVE                 4.8750          2,761.02         1
                                     11.2500          2,761.02         69
    ARBOR HILLS     NY    10526      10.8750       04/26/94        735,000.00
    59000268                           .0000       06/01/94            00
    59000268                           .0000       05/01/24            0
    0                                 3.0000       05/01/95        05/01/95
    646/646                           2.6250       06/01/95        06/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          05/01/95
        .0000                           05             D           05/01/99
                                        O            1.1250


    1375292                           5.1250        217,100.00        100
    MILLS               R             5.1250        214,766.41         ZZ
    23305 WILDERNESS WALK COURT       4.8750          1,182.09         1
                                     11.1250          1,182.09         77
    GAITHERSBURG    MD    20879      10.8750       02/18/94        285,000.00
    47959259                           .0000       04/01/94            00
    47959259                           .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    369/369                           2.5000       04/01/95        04/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375477                           5.1250        305,000.00        100
    TORIANO             NELSON        5.1250        302,092.12         ZZ
    3301 BEARD ROAD                   4.8750          1,660.69         1
                                     11.1250          1,660.69         78
    FREMONT         CA    94555      10.8750       03/16/94        395,000.00
    2188423                            .0000       05/01/94            00
    2188423                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375479                           5.1250        650,000.00        100
    FULLER              MICHAEL       5.1250        643,620.63         ZZ
    9908 LONGVIEW LANE                4.8750          3,539.17         1
                                     11.1250          3,539.17         60
    PLEASANTON      CA    94588      10.8750       03/17/94      1,100,000.00
    2229821                            .0000       05/01/94            00
    2229821                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1375509                           5.6250        435,000.00        100
    CONTURSI            STEVEN        5.6250        430,735.22         ZZ
    720 SANDPIPER DRIVE               5.1250          2,504.11         1
                                     11.6250          2,504.11         40
    LAGUNA BEACH    CA    92651      11.1250       02/23/94      1,100,000.00
    0705619                            .0000       04/01/94            00
    006200676502                       .0000       03/01/24            0
    0                                 3.0000       03/01/95        03/01/95
    472/756                           2.5000       04/01/95        04/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375530                           5.0000        342,000.00        100
    SWIGGETT            HILLARY       5.0000        338,239.30         ZZ
    156 LEONA COURT                   4.7500          1,835.94         1
                                     11.0000          1,835.94         90
    ALAMO           CA    94507      10.7500       01/28/94        380,000.00
    0705711                            .0000       04/01/94            11
    546358                             .0000       03/01/24           17
    0                                 2.7500       03/01/95        03/01/95
    626/756                           2.5000       04/01/95        04/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375642                           5.2500        283,200.00        100
    FRESHOUR            JAMES         5.2500        280,895.99         ZZ
    48 WILLIAMS LANE                  5.0000          1,563.85         1
                                     11.2500          1,563.85         80
    FOSTER CITY     CA    94404      11.0000       03/28/94        354,000.00
    2241925                            .0000       06/01/94            00
    2241925                            .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    356/356                           2.6250       06/01/95        06/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1375809                           5.0000        205,200.00        100
    SPITZER             PETER         5.0000        203,198.51         ZZ
    1914 CALAVERAS DRIVE              4.7500          1,101.56         1
                                     11.0000          1,101.56         90
    EL DORADO HILL  CA    95762      10.7500       03/10/94        228,000.00
    57699                              .0000       05/01/94            14
    57699                              .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    477/477                           2.6250       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375836                           4.7500        225,075.00        100
    MARTIN              N             4.7500        222,485.67         ZZ
    176  THOMPSON AVENUE              4.3750          1,174.10         1
                                     10.7500          1,174.10         80
    MOUNTAIN VIEW   CA    94043      10.3750       02/03/94        282,000.00
    1520728                            .0000       04/01/94            00
    1520728                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    447/447                           2.3750       04/01/95        04/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375852                           5.5000        251,100.00        100
    STEPHENS            ROBERT        5.5000        248,580.55         ZZ
    734 DOGWOOD ROAD                  5.1250          1,425.72         1
                                     11.5000          1,425.72         90
    ANNAPOLIS       MD    21401      11.1250       02/21/94        279,000.00
    0144713-6                          .0000       04/01/94            14
    6261325                            .0000       03/01/24           17
    0                                 2.8750       03/01/95        03/01/95
    561/755                           2.5000       04/01/95        04/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          03/01/95
        .0000                           05             E           03/01/99
                                        O            1.1250


    1375899                           5.3750        213,750.00        100
    SEALOCK             LARRY         5.3750        211,555.30         ZZ
    1 NORTH RANCHO COURT              5.1250          1,196.94         1
                                     11.3750          1,196.94         80
    EL SOBRANTE     CA    94803      11.1250       02/22/94        270,000.00
    0705639                            .0000       04/01/94            00
    005800014501                       .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    472/756                           2.6250       04/01/95        04/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1375901                           5.1250        252,000.00        100
    FITZGERALD          DAVID         5.1250        248,477.61         ZZ
    4775 NORRIS COURT                 4.8750          1,372.11         1
                                     11.1250          1,372.11         80
    FREMONT         CA    94536      10.8750       03/16/94        315,000.00
    2145803                            .0000       05/01/94            00
    2145803                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1375912                           5.2500        372,000.00        100
    BAILEY              KENT          5.2500        368,533.67         ZZ
    161 VERNAL DRIVE                  5.0000          2,054.20         1
                                     11.2500          2,054.20         77
    ALAMO           CA    94507      11.0000       03/21/94        486,000.00
    2234144                            .0000       05/01/94            00
    2234144                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1375916                           5.2500        389,000.00        100
    SWAMINATHAN         SUNDARAM      5.2500        339,395.40         ZZ
    3374 BLACKHAWK MEADOW DRIVE       5.0000          2,148.08         1
                                     11.2500          2,148.08         74
    DANVILLE        CA    94506      11.0000       03/23/94        530,000.00
    2231744                            .0000       05/01/94            00
    223174                             .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    356/356                           2.6250       05/01/95        05/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1375952                           4.7500        273,100.00        100
    DIXON               JAMES         4.7500        268,448.83         ZZ
    10758 CARILLON COURT              4.3750          1,424.62         1
                                     10.7500          1,424.62         83
    SAN DIEGO       CA    92131      10.3750       02/11/94        330,000.00
    5967906                            .0000       04/01/94            14
    5967906                            .0000       03/01/24           12
    0                                 2.7500       03/01/95        03/01/95
    372/372                           2.3750       04/01/95        04/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376042                           5.1250        226,550.00        100
    JULIAN III          ARTHUR        5.1250        224,114.84         ZZ
    11641 WALLINGSFORD ROAD           4.7500          1,233.54         1
                                     11.1250          1,233.54         74
    LOS ALAMITOS    CA    90720      10.7500       02/23/94        310,000.00
    1940203415                         .0000       04/01/94            00
    1940203415                         .0000       03/01/24            0
    0                                 3.0000       03/01/95        03/01/95
    274/274                           2.6250       04/01/95        04/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376131                           4.8750        265,000.00        100
    ALBA                RAYMUNDO      4.8750        262,019.27         ZZ
    5113 COACH DRIVE                  4.5000          1,402.41         1
                                     10.8750          1,402.41         90
    RICHMOND        CA    94803      10.5000       02/22/94        295,000.00
    3492287                            .0000       04/01/94            11
    3492287                            .0000       03/01/24           20
    0                                 2.7500       03/01/95        03/01/95
    637/637                           2.3750       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376132                           4.8750        231,000.00        100
    VALLES              JOSE          4.8750        228,401.76         ZZ
    2016 SHOREVIEW AVENUE             4.5000          1,222.47         1
                                     10.8750          1,222.47         90
    SAN MATEO       CA    94401      10.5000       02/04/94        257,000.00
    3492261                            .0000       04/01/94            04
    3492261                            .0000       03/01/24           20
    0                                 2.7500       03/01/95        03/01/95
    637/637                           2.3750       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376135                           4.5000        337,000.00        100
    GORDON              RICHARD       4.5000        332,945.56         ZZ
    145 CREST ROAD                    4.2500          1,707.53         1
                                     10.5000          1,707.53         49
    WOODSIDE        CA    94062      10.2500       02/11/94        700,000.00
    3491636                            .0000       04/01/94            00
    3491636                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    637/637                           2.5000       04/01/95        04/01/95
      45                              2.7500          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376213                           4.8750        502,000.00        100
    LUXENBERG           MATTHEW       4.8750        495,070.60         ZZ
    16272 TISBURY CIRCLE              4.5000          2,656.63         1
                                     10.8750          2,656.63         64
    HUNTINGTON BEA  CA    92649      10.5000       12/29/93        785,000.00
    1463230                            .0000       02/01/94            00
    1463230                            .0000       01/01/24            0
    0                                 2.7500       01/01/95        01/01/95
    447/447                           2.3750       02/01/95        02/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376216                           4.5000        220,000.00        100
    KLEIN               LORI          4.5000        217,053.51         ZZ
    122 ECHO STREET                   4.1250          1,114.71         1
                                     10.5000          1,114.71         80
    SANTA CRUZ      CA    95060      10.1250       01/21/94        275,000.00
    1528010                            .0000       03/01/94            00
    1528010                            .0000       02/01/24            0
    0                                 2.7500       02/01/95        02/01/95
    447/447                           2.3750       03/01/95        03/01/95
      45                              2.5000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376231                           5.3750        248,000.00        100
    EDELMAN             FRANCIS       5.3750        245,164.34         ZZ
    1154 OLIVER STREET                5.0000          1,388.73         1
                                     11.3750          1,388.73         88
    REDWOOD CITY    CA    94061      11.0000       01/01/94        284,000.00
    1464965                            .0000       03/01/94            04
    1464965                            .0000       02/01/24           17
    0                                 2.7500       02/01/95        02/01/95
    447/447                           2.3750       03/01/95        03/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376238                           4.8750        204,200.00        100
    FANTE               NICHOLAS      4.8750        201,381.24         ZZ
    12 WALLACE COURT                  4.5000          1,080.65         1
                                     10.8750          1,080.65         76
    PETALUMA        CA    94952      10.5000       12/20/93        270,000.00
    1418715                            .0000       02/01/94            00
    1418715                            .0000       01/01/24            0
    0                                 2.7500       01/01/95        01/01/95
    447/447                           2.3750       02/01/95        02/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376320                           5.3750        220,000.00        100
    HELMS JR            AUBREY        5.3750        205,806.20         ZZ
    4486 CALYPSO TERRACE              5.1250          1,231.94         1
                                     11.3750          1,231.94         88
    FREMONT         CA    94555      11.1250       04/01/94        251,000.00
    2220069                            .0000       06/01/94            11
    2220069                            .0000       05/01/24           22
    0                                 2.8750       05/01/95        05/01/95
    356/356                           2.6250       06/01/95        06/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1376353                           5.6250        619,500.00        100
    HOFFMAN             FLOYD         5.6250        614,798.31         ZZ
    643 ROBIN LANE                    5.2500          3,566.19         1
                                     11.6250          3,566.19         75
    GLENCOE         IL    60022      11.2500       04/04/94        826,000.00
    204200                             .0000       06/01/94            00
    204200                             .0000       05/01/24            0
    0                                 3.0000       05/01/95        05/01/95
    032/032                           2.6250       06/01/95        06/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376365                           5.5000        270,000.00        100
    SETAYESH            M             5.5000        267,290.85         ZZ
    133 STANFORD DRIVE                5.2500          1,533.04         1
                                     11.5000          1,533.04         75
    WESTWOOD        MA    02090      11.2500       02/23/94        360,000.00
    0144809-6                          .0000       04/01/94            00
    5684873                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    570/755                           2.6250       04/01/95        04/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1376866                           5.0000         79,900.00        100
    NAPLES              RONALD        5.0000         79,120.69         ZZ
    1403 SW 110 WAY                   4.7500            428.92         1
                                     11.0000            428.92         80
    DAVIE           FL    33324      10.7500       03/24/94         99,900.00
    70039                              .0000       05/01/94            00
    70039                              .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    605/605                           2.6250       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1376962                           5.2500        342,000.00        100
    GREENY              GARY          5.2500        339,217.66         ZZ
    3957 LOCH LOMAND WAY              5.0000          1,888.54         1
                                     11.2500          1,888.54         85
    LIVERMORE       CA    94550      11.0000       03/24/94        405,000.00
    2243244                            .0000       06/01/94            11
    2243244                            .0000       05/01/24           20
    0                                 2.8750       05/01/95        05/01/95
    356/356                           2.6250       06/01/95        06/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1377191                           5.2500        346,000.00        100
    LEBLOCH             DENISE        5.2500        341,039.07         ZZ
    38 W 558 BURR ROAD LANE           5.0000          1,910.63         1
                                     11.2500          1,910.63         58
    ST CHARLES      IL    60174      11.0000       02/03/94        600,000.00
    0380006636                         .0000       03/01/94            00
    1878297                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    664/728                           2.6250       03/01/95        03/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1377318                           5.5000        290,500.00        100
    RIZVI               ZAFAR         5.5000        287,253.90         ZZ
    2120 W. LK SAMMAMISH PKWY NE      5.1250          1,649.43         1
                                     11.5000          1,649.43         59
    REDMOND         WA    98052      11.1250       01/19/94        500,000.00
    1492849                            .0000       03/01/94            00
    1492849                            .0000       02/01/24            0
    0                                 2.7500       02/01/95        02/01/95
    447/447                           2.3750       03/01/95        03/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1377319                           5.5000        230,000.00        100
    POPA                GABRIEL       5.5000        227,692.24         ZZ
    317 LA CASA AVENUE                5.1250          1,305.91         1
                                     11.5000          1,305.91         71
    SAN MATEO       CA    94403      11.1250       02/08/94        325,000.00
    1479916                            .0000       04/01/94            00
    1479916                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    447/447                           2.3750       04/01/95        04/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1377566                           5.5000         78,300.00        100
    MOHAMMED            MICHELLE      5.5000         77,691.75         ZZ
    1536 W HARMONY LAKES CIRCLE       5.2500            444.58         1
                                     11.5000            444.58         90
    DAVIE           FL    33324      11.2500       04/13/94         87,000.00
    70041                              .0000       06/01/94            04
    70041                              .0000       05/01/24           20
    0                                 2.8750       05/01/95        05/01/95
    605/605                           2.6250       06/01/95        06/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1378351                           5.0000        284,000.00        100
    BARBA               GABRIELA      5.0000        280,877.09         ZZ
    11469 ROTHSCHILD PLACE            4.6250          1,524.57         1
                                     11.0000          1,524.57         80
    DUBLIN          CA    94568      10.6250       02/18/94        355,000.00
    1563249                            .0000       04/01/94            00
    1563249                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    447/447                           2.3750       04/01/95        04/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1378352                           4.8750        231,500.00        100
    YE                  GANG          4.8750        218,699.37         ZZ
    1639 HERON DRIVE                  4.5000          1,225.12         1
                                     10.8750          1,225.12         78
    SUNNYVALE       CA    94087      10.5000       02/03/94        300,000.00
    1531781                            .0000       04/01/94            00
    1531781                            .0000       03/01/24            0
    0                                 2.7500       03/01/95        03/01/95
    447/447                           2.3750       04/01/95        04/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378608                           5.5000        322,000.00        100
    SINGER              JACQUELIN     5.5000        318,623.43         ZZ
    19272 KENLEIGH DRIVE              5.2500          1,828.29         1
                                     11.5000          1,828.29         72
    SONOMA          CA    95476      11.2500       03/15/94        450,000.00
    1940209131                         .0000       05/01/94            00
    1940209131                         .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    274/274                           2.6250       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1378614                           5.1250        208,800.00        100
    STRIMEL             RICHARD       5.1250        207,061.88         ZZ
    332 GLAD WAY                      4.8750          1,136.89         1
    COUNTY OF MONTGOMERY             11.1250          1,136.89         90
    COLLEGEVILLE    PA    19426      10.8750       04/18/94        232,000.00
    1800749234                         .0000       06/01/94            04
    1800749234                         .0000       05/01/24           17
    0                                 2.8750       05/01/95        05/01/95
    201/201                           2.6250       06/01/95        06/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          05/01/95
        .0000                           05             C           05/01/99
                                        O            1.1250


    1378678                           5.3750        920,000.00        100
    YOUNG               EDWARD        5.3750        911,622.30         ZZ
    94 SOUTH WYNSTONE DRIVE           5.0000          5,151.74         1
                                     11.3750          5,151.74         60
    NORTH BARRINGT  IL    60010      11.0000       03/16/94      1,540,000.00
    1534853                            .0000       05/01/94            00
    1534853                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1378679                           5.6250        292,500.00        100
    HILL                H             5.6250        289,956.94         ZZ
    2425 SCOTCH PINE LANE             5.2500          1,683.80         1
                                     11.6250          1,683.80         75
    WAYZATA         MN    55391      11.2500       03/09/94        390,000.00
    1525172                            .0000       05/01/94            00
    1525172                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378682                           4.5000        262,400.00        100
    BOONE               DANNY         4.5000        259,597.26         ZZ
    53 MANOR DRIVE                    4.1250          1,329.54         1
                                     10.5000          1,329.54         80
    SAN FRANCISCO   CA    94127      10.1250       03/02/94        328,000.00
    1578132                            .0000       05/01/94            00
    1578132                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                              2.5000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378684                           5.6250        272,000.00        100
    ONEY                MARK          5.6250        269,635.16         ZZ
    265 FALLVIEW STREET               5.2500          1,565.79         1
                                     11.6250          1,565.79         80
    SAN RAMON       CA    94583      11.2500       03/09/94        340,000.00
    1588087                            .0000       05/01/94            00
    1588087                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378757                           5.2500        428,000.00        100
    LEWANDOWSKI         ERIC          5.2500        424,011.89         ZZ
    107 TWIN OAKS WAY                 5.0000          2,363.43         1
                                     11.2500          2,363.43         80
    LEAGUE CITY     TX    77536      11.0000       03/18/94        535,000.00
    0380004979                         .0000       05/01/94            00
    26064458                           .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    171/728                           2.6250       05/01/95        05/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/01/95
        .0000                           03             E           04/01/99
                                        O            1.1250


    1378761                           5.6250        346,000.00        100
    DERMODY             THOMAS        5.6250        342,991.83         ZZ
    2963 ROUNDHILL ROAD               5.2500          1,991.77         1
                                     11.6250          1,991.77         60
    ALAMO           CA    94507      11.2500       03/14/94        585,000.00
    1531151                            .0000       05/01/94            00
    1531151                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378774                           5.1250        227,000.00        100
    LAMICELA            SEBASTIAN     5.1250        216,677.50         T
    895 BUCK ROAD                     4.7500          1,235.99         1
                                     11.1250          1,235.99         51
    STONE RIDGE     NY    12484      10.7500       03/18/94        450,000.00
    6751351                            .0000       05/01/94            00
    6751351                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    072/072                           2.5000       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1378978                           5.3750        126,500.00        100
    BESTE               CHERYL        5.3750        125,348.09         ZZ
    1252 BRENTWOOD COURT              5.1250            708.36         1
                                     11.3750            708.36         89
    FLOSSMOOR       IL    60422      11.1250       03/16/94        142,700.00
    0380007469                         .0000       05/01/94            01
    332837                             .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    028/728                           2.6250       05/01/95        05/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/01/95
        .0000                           03             E           04/01/99
                                        O            1.1250


    1379003                           5.0000        135,000.00        100
    CHESNUT             ROBERT        5.0000        133,683.23         ZZ
    72 OAKRIDGE DRIVE                 4.7500            724.71         1
                                     11.0000            724.71         60
    PUTNAM VALLEY   NY    10579      10.7500       03/31/94        225,000.00
    441816                             .0000       05/01/94            00
    441816                             .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    562/562                           2.5000       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379005                           5.5000        247,500.00        100
    COOKE               KAREN         5.5000        245,297.66         ZZ
    3113 E SIERRA VISTA DRIVE         5.2500          1,405.28         1
                                     11.5000          1,405.28         90
    PHOENIX         AZ    85016      11.2500       03/22/94        275,000.00
    4133534                            .0000       05/01/94            04
    4133534                            .0000       04/01/24           20
    0                                 2.7500       04/01/95        04/01/95
    462/462                           2.5000       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1379068                           5.0000        241,000.00        100
    RODRIGUEZ JR        JAMES         5.0000        238,011.25         ZZ
    97 WEST 41ST AVENUE               4.7500          1,293.74         1
                                     11.0000          1,293.74         75
    SAN MATEO       CA    94403      10.7500       01/20/94        322,000.00
    3491412                            .0000       03/01/94            00
    3491412                            .0000       02/01/24            0
    0                                 2.8750       02/01/95        02/01/95
    637/637                           2.6250       03/01/95        03/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379285                           4.5000        211,000.00        100
    AVILA-CABRERA       CARMEN        4.5000        208,174.03         ZZ
    3931 CHILTON LANE                 4.2500          1,069.11         1
                                     10.5000          1,069.11         90
    SAN BRUNO       CA    94066      10.2500       01/19/94        235,000.00
    3491131                            .0000       03/01/94            14
    3491131                            .0000       02/01/24           20
    0                                 2.8750       02/01/95        02/01/95
    637/637                           2.6250       03/01/95        03/01/95
      45                              2.8750          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379289                           4.5000        279,100.00        100
    THELEN              BEVERLY       4.5000        276,120.84         ZZ
    431 HOBART AVE                    4.2500          1,414.16         1
                                     10.5000          1,414.16         79
    SAN MATEO       CA    94402      10.2500       03/03/94        355,000.00
    2814481                            .0000       05/01/94            00
    2814481                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    637/637                           2.6250       05/01/95        05/01/95
      45                              2.5000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379336                           5.7500        364,000.00        100
    SANDERS             KEN           5.7500        360,513.32         ZZ
    130 VICTORIA DRIVE                5.5000          2,124.21         1
                                     11.7500          2,124.21         70
    FAYETTEVILLE    GA    30214      11.5000       02/24/94        520,000.00
    3800992                            .0000       04/01/94            00
    3800992                            .0000       03/01/24            0
    0                                 2.8750       03/01/95        03/01/95
    637/637                           2.6250       04/01/95        04/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379387                           5.1250        328,500.00        100
    SPARKS              DAVID         5.1250        325,368.12         ZZ
    207 CANYON CREST DRIVE            4.8750          1,788.64         1
                                     11.1250          1,788.64         90
    MONROVIA        CA    91016      10.8750       03/28/94        365,000.00
    62036                              .0000       05/01/94            11
    62036                              .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    477/477                           2.6250       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379428                           5.5000        615,000.00        100
    RAMOTAR             AHILLIA       5.5000        610,222.16         T
    3099 SPANISH RIVER ROAD           5.2500          3,491.91         1
                                     11.5000          3,491.91         75
    BOCA RATON      FL    33432      11.2500       04/15/94        820,000.00
    0380015512                         .0000       06/01/94            00
    3956695                            .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    637/728                           2.5000       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379486                           5.5000        204,000.00        100
    MUTTER              PRICE         5.5000        202,184.78         ZZ
    8112 WEST BOULEVARD DRIVE         5.2500          1,158.29         1
                                     11.5000          1,158.29         87
    ALEXANDRIA      VA    22308      11.2500       03/31/94        235,000.00
    0380007055                         .0000       05/01/94            04
    2084304                            .0000       04/01/24           17
    0                                 2.8750       04/01/95        04/01/95
    696/728                           2.6250       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379502                           5.6250        223,650.00        100
    DOZIER              CAROLE        5.6250        221,705.51         ZZ
    843 NORTH MARTEL AVENUE #3        5.2500          1,287.46         1
                                     11.6250          1,287.46         90
    LOS ANGELES     CA    90046      11.2500       03/16/94        248,500.00
    1940108796                         .0000       05/01/94            14
    1940108796                         .0000       04/01/24           17
    0                                 3.0000       04/01/95        04/01/95
    274/274                           2.6250       05/01/95        05/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1379511                           5.6250        270,000.00        100
    FARMER              BRADFORD      5.6250        267,652.52         ZZ
    324 PIRATE ROAD                   5.2500          1,554.28         1
                                     11.6250          1,554.28         77
    NEWPORT BEACH   CA    92663      11.2500       03/22/94        352,000.00
    1940304247                         .0000       05/01/94            00
    1940304247                         .0000       04/01/24            0
    0                                 3.0000       04/01/95        04/01/95
    274/274                           2.6250       05/01/95        05/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379513                           5.6250        230,350.00        100
    BOHRER              RALPH         5.6250        228,099.07         ZZ
    27912 CUMMINS DRIVE               5.2500          1,326.03         1
                                     11.6250          1,326.03         90
    LAGUNA NIGUEL   CA    92656      11.2500       03/28/94        256,000.00
    1940305145                         .0000       05/01/94            14
    1940305145                         .0000       04/01/24           17
    0                                 3.0000       04/01/95        04/01/95
    274/274                           2.6250       05/01/95        05/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1379515                           5.3750        259,650.00        100
    MATHEIS             PAUL          5.3750        257,285.55         ZZ
    5 PANDALE                         4.8750          1,453.97         1
                                     11.3750          1,453.97         90
    FOOTHILL RANCH  CA    92610      10.8750       03/21/94        288,543.00
    1940304288                         .0000       05/01/94            14
    1940304288                         .0000       04/01/24           17
    0                                 3.0000       04/01/95        04/01/95
    274/274                           2.5000       05/01/95        05/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1379520                           5.5000        220,000.00        100
    MOLK                ALAN          5.5000        218,042.35         ZZ
    11595 EAST POWERS AVENUE          5.1250          1,249.14         1
                                     11.5000          1,249.14         69
    ENGLEWOOD       CO    80111      11.1250       03/29/94        320,000.00
    6528749                            .0000       05/01/94            00
    6528749                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    372/372                           2.5000       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1379526                           5.5000        242,000.00        100
    PINKSTON            RALPH         5.5000        239,846.63         ZZ
    4424 SARGENT AVE                  5.1250          1,374.05         1
                                     11.5000          1,374.05         73
    CASTRO VALLEY   CA    94546      11.1250       03/09/94        335,000.00
    1585998                            .0000       05/01/94            00
    1585998                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379614                           5.5000        170,500.00        100
    CHOATE              STEVEN        5.5000        168,982.85         ZZ
    4833 GREEN HILLS CIRCLE           5.2500            968.08         1
                                     11.5000            968.08         90
    ANTIOCH         CA    94509      11.2500       03/14/94        190,000.00
    9552047                           3.5000       05/01/94            11
    9552047                           3.2500       04/01/24           22
    0                                 2.7500       04/01/95        04/01/95
    698/698                           2.5000       05/01/95        05/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379616                           4.7500        293,350.00        100
    TOWNSEND            KEVIN         4.7500        290,356.19         ZZ
    823 WEST 20TH STREET              4.5000          1,530.25         1
                                     10.7500          1,530.25         90
    SAN PEDRO AREA  CA    90731      10.5000       03/22/94        329,000.00
    8400655                            .0000       05/01/94            14
    8400655                            .0000       04/01/24           17
    0                                 2.7500       04/01/95        04/01/95
    698/698                           2.5000       05/01/95        05/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/01/95
        .0000                           05             E           04/01/99
                                        O            1.1250


    1379707                           6.3750        457,600.00        100
    BONE                WILLIAM       6.3750        455,023.00         T
    561 RED ARROW TRAIL               6.0000          2,854.83         1
                                     12.3750          2,854.83         70
    PALM DESERT     CA    92211      12.0000       05/03/94        660,000.00
    938984                             .0000       07/01/94            00
    19389840                           .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    647/647                           2.5000       07/01/95        07/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1379780                           5.1250        292,000.00        100
    LYERLY              JAMES         5.1250        289,216.03         ZZ
    5107 RIVERVIEW BOULEVARD          4.8750          1,589.91         1
                                     11.1250          1,589.91         71
    BRADENTON       FL    34209      10.8750       03/09/94        412,000.00
    0380009119                         .0000       05/01/94            00
    5195052                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    570/728                           2.6250       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379825                           5.7500         80,650.00        100
    DAVIS               RHONDA        5.7500         80,052.04         ZZ
    7272 EAST GAINEY RANCH ROAD       5.5000            470.65         1
                                     11.7500            470.65         62
    SCOTTSDALE      AZ    85258      11.5000       04/15/94        130,650.00
    0380031162                         .0000       06/01/94            00
    208843                             .0000       05/01/24            0
    0                                 3.0000       05/01/95        05/01/95
    032/728                           2.7500       06/01/95        06/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1379832                           5.2500        192,000.00        100
    SCHAEFER            CAROL         5.2500        190,210.96         ZZ
    2072 JUNIPER LANE                 5.0000          1,060.23         1
                                     11.2500          1,060.23         72
    ARLINGTON HEIG  IL    60004      11.0000       03/21/94        268,000.00
    0838433                            .0000       05/01/94            00
    0838433                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    480/480                           2.6250       05/01/95        05/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1379849                           4.7500        259,100.00        100
    COSBEY III          WILLIAM       4.7500        256,455.68         ZZ
    1404 LA CULEBRA CIRCLE            4.3750          1,351.59         1
                                     10.7500          1,351.59         80
    CAMARILLO       CA    93012      10.3750       03/15/94        323,900.00
    5599543                            .0000       05/01/94            00
    5599543                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    372/372                           2.5000       05/01/95        05/01/95
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          04/01/95
        .0000                           05             E           04/01/99
                                        O            1.5000


    1379944                           4.6250        211,500.00        100
    PLEWES              STEVEN        6.6250        206,956.08         ZZ
    3 THORBURN ROAD                   6.3750          1,087.41         1
                                     10.6250          1,347.60         90
    GAITHERSBURG    MD    20878      10.3750       05/21/93        235,000.00
    0380008459                         .0000       07/01/93            04
    301491                             .0000       06/01/23           17
    0                                 2.8750       06/01/94        06/01/95
    028/728                           2.6250       07/01/94        07/01/95
      45                              2.6250          .0000           .0000
    A                                 6.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379945                           5.3750        147,500.00        100
    MORGAN              BRADLEY       5.3750        146,327.37         ZZ
    312 RAMAPO AVE                    5.1250            825.96         1
                                     11.3750            825.96         75
    POMPTON LAKES   NJ    07442      11.1250       04/08/94        197,000.00
    0380011107                         .0000       06/01/94            00
    1009498664                         .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    769/728                           2.5000       06/01/95        06/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379986                           5.1250        650,000.00        100
    MITCHELL            GEORGE        5.1250        645,372.06         T
    247 CONUNDRUM ROAD                4.8750          3,539.17         1
                                     11.1250          3,539.17         64
    ASPEN           CO    81611      10.8750       05/02/94      1,025,000.00
    090565227                          .0000       07/01/94            00
    090565227                          .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    116/116                           2.6250       07/01/95        07/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380121                           5.3750         84,000.00        100
    MC BRIDE            ROBERT        5.3750         83,235.04         ZZ
    233 S FOREST AVENUE               5.1250            470.38         1
                                     11.3750            470.38         56
    PALATINE        IL    60069      11.1250       03/30/94        151,000.00
    0380009499                         .0000       05/01/94            00
    0833947                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    480/728                           2.6250       05/01/95        05/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380180                           5.6250        280,000.00        100
    TRUONG              HANH          5.6250        277,565.63         ZZ
    2492 BACHMANN COURT               5.2500          1,611.84         1
                                     11.6250          1,611.84         80
    SAN JOSE        CA    95124      11.2500       03/18/94        350,000.00
    1562411                            .0000       05/01/94            00
    1562411                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380236                           5.5000         83,600.00        100
    COLLINS III         NORMAN        5.5000         82,856.05         ZZ
    531 GREENBLADES COURT             5.2500            474.68         1
                                     11.5000            474.68         80
    ARNOLD          MD    21012      11.2500       03/21/94        104,500.00
    0380008087                         .0000       05/01/94            00
    321516                             .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    028/728                           2.6250       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1380317                           4.8750        218,600.00        100
    SULLI               DAVID         4.8750        216,695.39         ZZ
    12089 CELOME WAY                  4.5000          1,156.85         1
                                     10.8750          1,156.85         90
    SAN DIEGO       CA    92129      10.5000       03/25/94        242,900.00
    6801773                            .0000       06/01/94            12
    6801773                            .0000       05/01/24           17
    0                                 2.8750       05/01/95        05/01/95
    372/372                           2.5000       06/01/95        06/01/95
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380336                           5.5000        218,150.00        100
    BURKE               CHRISTOPH     5.5000        216,251.47         ZZ
    11722 325TH AVENUE NORTHEAST      5.1250          1,238.63         1
                                     11.5000          1,238.63         90
    DUVALL          WA    98019      11.1250       04/08/94        242,400.00
    8148520                            .0000       06/01/94            10
    8148520                            .0000       05/01/24           17
    0                                 2.8750       05/01/95        05/01/95
    372/372                           2.5000       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          05/01/95
        .0000                           05             E           05/01/99
                                        O            1.1250


    1380500                           5.6250        600,000.00        100
    COHEN               ROBERT        5.6250        594,783.49         ZZ
    200 CAPE FLORIDA DRIVE            5.2500          3,453.94         1
                                     11.6250          3,453.94         55
    KEY BISCAYNE    FL    33149      11.2500       03/25/94      1,100,000.00
    1586625                            .0000       05/01/94            00
    1586625                            .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    447/447                           2.3750       05/01/95        05/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380509                           5.0000        650,000.00        100
    GODDARD             DAVID         5.0000        643,660.06         T
    89 BEAVER POND LANE               4.7500          3,489.34         1
                                     11.0000          3,489.34         69
    TELLURIDE       CO    81435      10.7500       03/28/94        955,000.00
    0380017161                        2.8750       05/01/94            00
    6690237                           2.6250       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    247/728                           2.6250       05/01/95        05/01/95
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.1250                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1380615                           6.1250         90,000.00        100
    PARKINS             TODD          6.1250         89,468.42         ZZ
    602 WEST PARK AVE                 5.7500            546.85         1
                                     12.1250            546.85         65
    OCEAN TWPT      NJ    07712      11.7500       05/20/94        140,000.00
    7531098                           2.7500       07/01/94            00
    0400101470                        2.3750       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    694/694                           2.3750       07/01/95        07/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380748                           5.7500        285,000.00        100
    PARKS               GEORGE        5.7500        282,886.43         ZZ
    ROUTE 2 BOX 472                   5.3750          1,663.19         1
                                     11.7500          1,663.19         74
    WARRENTON       VA    22186      11.3750       04/25/94        390,000.00
    87412                              .0000       06/01/94            00
    87412                              .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    246/246                           2.3750       06/01/95        06/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380875                           5.5000        224,000.00        100
    ZACHOW              WILLIAM       5.5000        222,006.78         ZZ
    26824 NORTH 174TH STREET          5.2500          1,271.85         1
                                     11.5000          1,271.85         80
    SCOTTSDALE      AZ    85263      11.2500       03/31/94        280,000.00
    0380010497                         .0000       05/01/94            00
    129745                             .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    028/728                           2.6250       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1380876                           5.6250        500,000.00        100
    GRACE               HELEN         5.6250        496,059.93         ZZ
    3662 SEASCAPE DRIVE               5.2500          2,878.29         1
                                     11.6250          2,878.29         80
    HUNTINGTON BEA  CA    92649      11.2500       04/14/94        630,000.00
    1940308644                         .0000       06/01/94            00
    1940308644                         .0000       05/01/24            0
    0                                 3.0000       05/01/95        05/01/95
    274/274                           2.6250       06/01/95        06/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1381395                           5.8750        323,000.00        100
    GREEN               DONALD        5.8750        320,660.64         T
    7 LAKE VIEW DRIVE                 5.5000          1,910.67         1
                                     11.8750          1,910.67         80
    PARKER          AZ    85344      11.5000       04/14/94        405,000.00
    6834683                            .0000       06/01/94            00
    6834683                            .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    372/372                           2.5000       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          05/01/95
        .0000                           03             E           05/01/99
                                        O            1.1250


    1381657                           5.8750        490,000.00        100
    YI                  WAN           5.8750        486,965.57         ZZ
    1298 DIFFICULT RUN COURT          5.6250          2,898.54         1
                                     11.8750          2,898.54         74
    VIENNA          VA    22182      11.6250       05/23/94        670,000.00
    209196                             .0000       07/01/94            00
    209196                             .0000       06/01/24            0
    0                                 3.0000       06/01/95        06/01/95
    032/032                           2.7500       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1381672                           5.3750        350,000.00        100
    GALLOP              GLENN         7.3750        343,304.76         ZZ
    5853 UNIVERSITY COURT             7.1250          1,959.90         1
                                     11.3750          2,406.78         90
    WARRENTON       VA    22186      11.1250       05/27/93        390,000.00
    0380020702                         .0000       07/01/93            04
    305070                             .0000       06/01/23           17
    0                                 2.8750       06/01/94        06/01/95
    028/728                           2.6250       07/01/94        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/94
        .0000                           03             E           06/01/98
                                        O            1.1250


    1381677                           5.5000        300,000.00        100
    KASPER              ROBERT        5.5000        297,669.56         ZZ
    26 OLD BOXWOOD LANE               5.2500          1,703.37         1
                                     11.5000          1,703.37         78
    LUTHERVILLE     MD    21093      11.2500       04/22/94        387,000.00
    0380012519                         .0000       06/01/94            00
    6139703                            .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    561/728                           2.6250       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          05/01/95
        .0000                           09             E           05/01/99
                                        O            1.1250


    1381789                           5.5000         68,000.00        100
    WALLACE             BETTY         5.5000         67,394.91         ZZ
    604 ARKLAND PLACE                 5.2500            386.10         1
                                     11.5000            386.10         58
    NASHVILLE       TN    37215      11.2500       03/31/94        118,000.00
    0380015116                         .0000       05/01/94            00
    2973170                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    180/728                           2.6250       05/01/95        05/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1381799                           5.8750        220,000.00        100
    PHAM                HELENE        5.8750        218,406.60         ZZ
    21051 MANESSA CIRCLE              5.5000          1,301.39         1
                                     11.8750          1,301.39         88
    HUNTINGTON BEA  CA    92646      11.5000       04/22/94        250,000.00
    1940308313                         .0000       06/01/94            14
    1940308313                         .0000       05/01/24           17
    0                                 2.8750       05/01/95        05/01/95
    274/274                           2.5000       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          05/01/95
        .0000                           05             E           05/01/99
                                        O            1.1250


    1381800                           5.8750         65,000.00        100
    YOUNG JR            JULIUS        5.8750         62,464.21         T
    105 LINVILLE DRIVE                5.5000            384.50         1
                                     11.8750            384.50         48
    MATTHEWS        NC    28105      11.5000       05/17/94        137,000.00
    207348                             .0000       07/01/94            00
    207348                             .0000       06/01/24            0
    0                                 3.0000       06/01/95        06/01/95
    032/032                           2.6250       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1382154                           6.3750        380,250.00        100
    LEMBO               ROBERT        6.3750        377,737.58         ZZ
    2005 FREEDOM LANE                 6.1250          2,372.27         1
                                     12.3750          2,372.27         90
    FALLS CHURCH    VA    22043      12.1250       04/29/94        422,500.00
    0380015991                         .0000       06/01/94            04
    2133347                            .0000       05/01/24           17
    0                                 2.8750       05/01/95        05/01/95
    696/728                           2.6250       06/01/95        06/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382166                           5.8750         60,500.00        100
    MARTIN              DOROTHY       5.8750         60,061.83         ZZ
    6701 EAST CAMINO DE LOS RANCH     5.6250            357.88         1
                                     11.8750            357.88         45
    SCOTTSDALE      AZ    85254      11.6250       04/19/94        135,000.00
    0380016288                         .0000       06/01/94            00
    129717                             .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    028/728                           2.6250       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382578                           7.0000        115,000.00        100
    TRESLAR JR          FREDERICK     7.0000        114,426.07         ZZ
    62 RIVERBEND DRIVE                6.7500            765.10         1
                                     13.0000            765.10         70
    NORTH BRUNSWIC  NJ    08902      12.7500       05/26/94        165,000.00
    0380022716                         .0000       07/01/94            00
    0442105302                         .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    694/728                           2.5000       07/01/95        07/01/95
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1382671                           5.5000        400,000.00        100
    RICE                GEOFFREY      5.5000        386,763.74         ZZ
    1351 RAFELLO DRIVE                5.2500          2,271.16         1
                                     11.5000          2,271.16         80
    UKIAH           CA    95482      11.2500       05/03/94        500,000.00
    300111                             .0000       06/01/94            00
    300111                             .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    420/420                           2.5000       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382717                           5.7500        106,000.00        100
    CASH                PATRICIA      5.7500        105,327.96         ZZ
    29 DRIVING PARK AVENUE            5.5000            618.59         1
                                     11.7500            618.59         66
    LYNBROOK        NY    11563      11.5000       05/12/94        163,000.00
    443549                             .0000       07/01/94            00
    443549                             .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    562/562                           2.6250       07/01/95        07/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382749                           5.5000         92,250.00        100
    WALLS               ANGELA        5.5000         91,740.46         ZZ
    6616 FLORA AVENUE SOUTH           5.2500            523.79         1
                                     11.5000            523.79         90
    SEATTLE         WA    98108      11.2500       06/14/94        103,000.00
    0380035973                         .0000       08/01/94            14
    853129                             .0000       07/01/24           20
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382797                           6.6250        211,500.00        100
    AKIYOSHI            ROD           6.6250        210,364.82         ZZ
    3749 77TH PL SE                   6.3750          1,354.26         1
                                     12.6250          1,354.26         90
    MERCER ISLAND   WA    98040      12.3750       05/25/94        235,000.00
    10853150-0                         .0000       07/01/94            10
    10853150                           .0000       06/01/24           22
    0                                 2.8750       06/01/95        06/01/95
    047/047                           2.6250       07/01/95        07/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382826                           5.6250         55,000.00        100
    PENDLETON           BOYD          5.6250         54,333.62         ZZ
    216 EAST 10600 SOUTH              5.3750            316.61         1
                                     11.6250            316.61         40
    SANDY           UT    84070      11.3750       04/27/94        140,000.00
    0380019522                         .0000       06/01/94            00
    129626                             .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    028/728                           2.6250       06/01/95        06/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382847                           6.7500        181,000.00        100
    SCHUMACHER          HARRO         6.7500        180,212.02         ZZ
    16516 BORDEAUX LANE #201          6.3750          1,173.96         1
                                     12.7500          1,173.96         73
    HUNTINGTON BEA  CA    92649      12.3750       05/27/94        250,000.00
    212624                             .0000       08/01/94            00
    212624                             .0000       07/01/24            0
    0                                 3.0000       07/01/95        07/01/95
    032/032                           2.6250       08/01/95        08/01/95
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1382862                           5.2500        247,500.00        100
    BRADDOCK III        CLARENCE      5.2500        246,068.08         ZZ
    3940 96TH AVENUE SE               5.0000          1,366.70         1
                                     11.2500          1,366.70         90
    MERCER ISLAND   WA    98040      11.0000       06/08/94        275,000.00
    0380034729                         .0000       08/01/94            04
    10853165                           .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382895                           5.3750        308,000.00        100
    HOSTNIK             CARL          5.3750        305,905.84         ZZ
    95 HOPPER AVENUE                  5.1250          1,724.72         1
                                     11.3750          1,724.72         80
    PEQUANNOCK      NJ    07444      11.1250       05/06/94        385,000.00
    0380019084                         .0000       07/01/94            00
    5992086                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    561/728                           2.6250       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           05             E           06/01/99
                                        O            1.1250


    1382962                           6.6250        650,000.00        100
    BENN III            FREDERICK     6.6250        647,100.72         ZZ
    845 CASTLEWOOD PLACE              6.3750          4,162.03         1
                                     12.6250          4,162.03         75
    PLEASANTON      CA    94566      12.3750       06/09/94        873,000.00
    2255347                            .0000       08/01/94            00
    1382962                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    356/356                           2.6250       08/01/95        08/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1382994                           6.5000        145,000.00        100
    MATHANY             RAMONA        6.5000        144,202.78         ZZ
    4685 SW UPPER DRIVE               6.1250            916.50         1
                                     12.5000            916.50         75
    LAKE OSWEGO     OR    97035      12.1250       05/27/94        195,000.00
    215372                             .0000       07/01/94            00
    215372                             .0000       06/01/24            0
    0                                 3.0000       06/01/95        06/01/95
    032/032                           2.6250       07/01/95        07/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383028                           5.8750        276,500.00        100
    QUIROS              ARTURO        5.8750        274,787.70         ZZ
    582 HAYGROUND ROAD                5.6250          1,635.61         1
                                     11.8750          1,635.61         70
    WATER MILL      NY    11976      11.6250       05/04/94        395,000.00
    445262                             .0000       07/01/94            00
    445262                             .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    562/562                           2.5000       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383029                           5.2500        130,000.00        100
    DIFALCO             JOSEPH        5.2500        128,942.35         ZZ
    15 BENT TREE LANE                 5.0000            717.87         1
                                     11.2500            717.87         29
    KINNELON        NJ    07082      11.0000       04/08/94        450,000.00
    0380023326                         .0000       06/01/94            00
    325899                             .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    028/728                           2.6250       06/01/95        06/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          05/01/95
        .0000                           05             E           05/01/99
                                        O            1.1250


    1383046                           5.6250        409,600.00        100
    HAGANDER            BENGT         5.6250        406,821.00         ZZ
    19680 SWEETWATER CURVE            5.2500          2,357.89         1
                                     11.6250          2,357.89         80
    SHOREWOOD       MN    55331      11.2500       05/13/94        512,000.00
    1580383                            .0000       07/01/94            00
    1580383                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    447/447                           2.3750       07/01/95        07/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383049                           5.2500        578,900.00        100
    TORGERSON           ALLAN         5.2500        574,872.02         ZZ
    705 PENNY LANE                    4.8750          3,196.71         1
                                     11.2500          3,196.71         70
    STEVENVILLE     MD    21666      10.8750       04/29/94        827,000.00
    1623728                            .0000       07/01/94            00
    1623728                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    447/447                           2.3750       07/01/95        07/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383124                           5.5000        277,000.00        100
    BROUGHTON           CURTIS        5.5000        275,159.85         ZZ
    10561 SANDSTONE RUN               5.2500          1,572.78         1
                                     11.5000          1,572.78         85
    LITTLETON       CO    80125      11.2500       05/06/94        327,500.00
    0380020959                         .0000       07/01/94            04
    2858041                            .0000       06/01/24           12
    0                                 2.8750       06/01/95        06/01/95
    180/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1383137                           5.6250        275,000.00        100
    GUILD               WILLIAM       5.6250        272,912.85         ZZ
    1400 WESTFORD STREET              5.3750          1,583.06         1
                                     11.6250          1,583.06         80
    CARLISLE        MA    01741      11.3750       04/14/94        345,000.00
    43381                              .0000       06/01/94            00
    43381                              .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    195/195                           2.5000       06/01/95        06/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383157                           5.3750        377,800.00        100
    HARGRAVES           RONALD        5.3750        375,231.34         ZZ
    19720 MOUTH OF MONOCACY ROAD      5.1250          2,115.57         1
                                     11.3750          2,115.57         89
    DICKERSON       MD    20842      11.1250       05/19/94        427,000.00
    0380020538                         .0000       07/01/94            04
    6010089                            .0000       06/01/24           17
    0                                 2.8750       06/01/95        06/01/95
    696/728                           2.6250       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383208                           6.6250        282,150.00        100
    TUCKER              STEVEN        6.6250        280,891.50         ZZ
    6219 PHEASANT COURT               6.3750          1,806.64         1
                                     12.6250          1,806.64         90
    FORT COLLINS    CO    80525      12.3750       06/30/94        316,500.00
    0380038050                         .0000       08/01/94            01
    6726012                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    372/728                           2.6250       08/01/95        08/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O            1.1250


    1383319                           5.5000        405,500.00        100
    FRISCH              FRED          5.5000        402,350.09         ZZ
    1130 ALDERLY ROAD                 5.2500          2,302.38         1
                                     11.5000          2,302.38         68
    INDIANAPOLIS    IN    46260      11.2500       04/25/94        602,000.00
    0380022260                         .0000       06/01/94            00
    324826                             .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    028/728                           2.5000       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383461                           6.1250        426,000.00        100
    BEDDER              MARSHALL      6.1250        423,483.82         ZZ
    9345 NW FULLNER COURT             5.7500          2,588.42         1
                                     12.1250          2,588.42         80
    PORTLAND        OR    97229      11.7500       05/17/94        532,500.00
    32343930                           .0000       07/01/94            00
    32343930                           .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    531/375                           2.5000       07/01/95        07/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1383469                           5.8750        290,000.00        100
    SUTHERLAND          STEVEN        5.8750        287,899.67         T
    155 CARLOS AVENUE                 5.5000          1,715.46         1
                                     11.8750          1,715.46         70
    ROGUE RIVER     OR    97537      11.5000       04/28/94        415,000.00
    1560206                            .0000       06/01/94            00
    1560206                            .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    447/447                           2.3750       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383498                           5.6250        124,000.00        100
    DUNN                ANNE          5.6250        123,195.26         ZZ
    ROUTE 2 BOX 345                   5.3750            713.81         1
                                     11.6250            713.81         80
    DALE            TX    78616      11.3750       05/12/94        155,000.00
    0380023508                         .0000       07/01/94            00
    147029                             .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    028/728                           2.6250       07/01/95        07/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383500                           7.0000        393,750.00        100
    ATKINS              JAMES         7.0000        391,685.32         ZZ
    2332 W DEERFIELD DRIVE            6.7500          2,619.63         1
                                     13.0000          2,619.63         75
    MEDIA           PA    19063      12.7500       05/17/94        525,000.00
    0380025354                         .0000       07/01/94            00
    335212                             .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    028/728                           2.6250       07/01/95        07/01/95
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383514                           5.7500        124,450.00        100
    MCLEOD              GAVIN         5.7500        123,794.05         ZZ
    2514 E INDIGO BRUSH ROAD          5.5000            726.26         1
                                     11.7500            726.26         95
    PHOENIX         AZ    85048      11.5000       06/14/94        131,000.00
    0380032533                         .0000       08/01/94            04
    842849                             .0000       07/01/24           30
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1383516                           5.5000         69,600.00        100
    WELDEN              BRADLEY       5.5000         69,137.65         T
    2703 DUNBARTON DRIVE              5.2500            395.18         1
                                     11.5000            395.18         80
    AUSTIN          TX    78723      11.2500       05/11/94         87,000.00
    0380023821                         .0000       07/01/94            00
    131971                             .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    028/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383599                           5.5000        280,000.00        100
    NAKAO               KENJI         5.5000        278,139.95         ZZ
    5 PARK HILL COURT                 5.2500          1,589.81         1
    COUNTY OF MORRIS                 11.5000          1,589.81         79
    PARSIPPANY-TRO  NJ    07054      11.2500       05/31/94        355,000.00
    1200717153                         .0000       07/01/94            00
    1200717153                         .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    201/201                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           05             C           06/01/99
                                        O            1.1250


    1383635                           6.8750      1,000,000.00        100
    HENKEL              EDUARDO       6.8750        994,886.50         T
    600 VAIL VALLEY DRIVE #B13        6.6250          6,569.29         1
                                     12.8750          6,569.29         51
    VAIL            CO    81657      12.6250       05/18/94      1,975,000.00
    0380046020                         .0000       07/01/94            00
    6640995                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    247/728                           2.5000       07/01/95        07/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1383802                           5.5000         84,000.00        100
    LUONG               TOAN          5.5000         83,536.02         ZZ
    8480 MONA AVENUE                  5.2500            476.95         1
                                     11.5000            476.95         80
    NORFOLK         VA    23518      11.2500       06/14/94        105,000.00
    0380033606                         .0000       08/01/94            00
    334769                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383806                           5.3750        268,000.00        100
    GORDY               FREDDIE       5.3750        266,177.82         ZZ
    8246 GLENMAR ROAD                 5.1250          1,500.73         1
                                     11.3750          1,500.73         90
    ELLICOTT CITY   MD    21043      11.1250       05/24/94        297,885.00
    0380022781                         .0000       07/01/94            04
    4859005                            .0000       06/01/24           17
    0                                 2.8750       06/01/95        06/01/95
    561/728                           2.6250       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           03             E           06/01/99
                                        O            1.1250


    1383867                           5.5000        275,000.00        100
    MACKOWIAK           FRANK         5.5000        266,856.07         ZZ
    1801 MIDSUMMER LANE               5.2500          1,561.42         1
                                     11.5000          1,561.42         69
    JARRETTSVILLE   MD    21084      11.2500       05/27/94        398,952.00
    0380023532                         .0000       07/01/94            00
    4856084                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    561/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          06/01/95
        .0000                           05             E           06/01/99
                                        O            1.1250


    1383881                           5.2500        109,500.00        100
    MARK                JEAN          5.2500        108,738.06         ZZ
    1135 OLD ROAD                     5.0000            604.67         1
                                     11.2500            604.67         95
    CHAPIN          SC    29036      11.0000       05/12/94        115,300.00
    0380022914                         .0000       07/01/94            14
    2266914                            .0000       06/01/24           25
    0                                 2.8750       06/01/95        06/01/95
    757/728                           2.6250       07/01/95        07/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383914                           6.0000         85,000.00        100
    LINDELL JR          WAYNE         6.0000         84,658.97         ZZ
    4211 55TH ST NW                   5.7500            509.62         1
                                     12.0000            509.62         35
    GIG HARBOR      WA    98335      11.7500       07/26/94        249,000.00
    10834257-7                         .0000       09/01/94            00
    834257                             .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    047/047                           2.6250       09/01/95        09/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1383963                           6.1250        275,500.00        100
    SMITH               DARRELL       6.1250        273,872.73         ZZ
    19019 S HARRELL'S FERRY ROAD      5.8750          1,673.97         1
                                     12.1250          1,673.97         80
    BATON ROUGE     LA    70816      11.8750       05/13/94        345,000.00
    756574                             .0000       07/01/94            00
    756574                             .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    217/670                           2.5000       07/01/95        07/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384026                           5.5000        152,000.00        100
    BISHOP              WANDA         5.5000        150,990.26         ZZ
    1218 LANIER BOULEVARD             5.2500            863.04         1
                                     11.5000            863.04         95
    ATLANTA         GA    30306      11.2500       05/31/94        160,000.00
    0380023854                         .0000       07/01/94            04
    2274231                            .0000       06/01/24           25
    0                                 2.8750       06/01/95        06/01/95
    757/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384033                           6.1250        335,000.00        100
    EAGAR               RANDAL        6.1250        333,355.27         ZZ
    2381 EAST WRENHAVEN LANE          5.8750          2,035.50         1
                                     12.1250          2,035.50         69
    SALT LAKE CITY  UT    84121      11.8750       06/22/94        490,000.00
    0380043621                         .0000       08/01/94            00
    3079969                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    637/728                           2.5000       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384043                           5.8750        107,550.00        100
    FRENCH              TIMOTHY       5.8750        106,608.56         ZZ
    120C AMESBURY STREET              5.6250            636.20         1
                                     11.8750            636.20         90
    DRACUT          MA    01826      11.6250       06/01/94        119,500.00
    0380024720                         .0000       07/01/94            04
    606037584                          .0000       06/01/24           20
    0                                 2.8750       06/01/95        06/01/95
    249/728                           2.6250       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384056                           5.5000         96,500.00        100
    ANDRADE             SAMUEL        5.5000         95,750.35         ZZ
    5 SECOND STREET                   5.2500            547.92         1
                                     11.5000            547.92         73
    ENFEILD         CT    06082      11.2500       05/02/94        133,000.00
    0380024654                         .0000       06/01/94            00
    606036826                          .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    249/728                           2.6250       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384069                           5.3750        235,950.00        100
    HALFAR              WAYNE         5.3750        233,145.71         ZZ
    11710 EAST POWERS AVENUE          5.1250          1,321.26         1
                                     11.3750          1,321.26         71
    ENGLEWOOD       CO    80110      11.1250       05/18/94        336,000.00
    0380024225                         .0000       07/01/94            00
    1628022                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    447/728                           2.5000       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384078                           5.3750        231,000.00        100
    THORNBURG           WILLIAM       5.3750        229,429.39         ZZ
    13660 ROSS COURT                  5.1250          1,293.54         1
                                     11.3750          1,293.54         66
    NEWBURG         MD    20664      11.1250       05/19/94        350,000.00
    0380024415                         .0000       07/01/94            00
    1598776                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    447/728                           2.5000       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384081                           5.6250        252,000.00        100
    SMITH               RONALD        5.6250        250,364.48         ZZ
    1611 BIGELOW AVENUE NORTH         5.3750          1,450.66         1
                                     11.6250          1,450.66         87
    SEATTLE         WA    98109      11.3750       05/13/94        289,950.00
    0380026030                         .0000       07/01/94            11
    1596747                            .0000       06/01/24           20
    0                                 2.7500       06/01/95        06/01/95
    447/728                           2.5000       07/01/95        07/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384095                           5.6250        132,050.00        100
    TETREAULT           RUDOLPH       5.6250        131,236.11         ZZ
    14415 142ND STREET EAST           5.3750            760.15         1
                                     11.6250            760.15         95
    ORTING          WA    98360      11.3750       06/29/94        139,740.00
    0380038621                         .0000       08/01/94            10
    834247                             .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384132                           5.5000        156,600.00        100
    PEPPERS             CHARLES       5.5000        155,735.06         ZZ
    4200 WEST 205TH STREET            5.2500            889.16         1
                                     11.5000            889.16         90
    MATTESON        IL    60443      11.2500       06/07/94        174,000.00
    0380024779                         .0000       08/01/94            04
    0094008                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    A07/728                           2.6250       08/01/95        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384197                           5.1250         42,000.00        100
    FURROW              DELMER        5.1250         40,942.79         ZZ
    11992 SW ROYALTY COURT 1          4.8750            228.68         1
                                     11.1250            228.68         50
    KING CITY       OR    97224      10.8750       06/02/94         84,000.00
    0380025560                         .0000       08/01/94            00
    10852160                           .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1384199                           5.6250        103,000.00        100
    COSLETT             FRED          5.6250        101,594.71         ZZ
    4227 BOCA POINTE DRIVE            5.3750            592.93         1
                                     11.6250            592.93         15
    SARASOTA        FL    34238      11.3750       04/14/94        700,000.00
    0380025412                         .0000       06/01/94            00
    151434497                          .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    249/728                           2.6250       06/01/95        06/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384235                           6.5000        310,000.00        100
    LEWER II            JAMES         6.5000        308,869.89         ZZ
    703 ROCKLEDGE DRIVE               6.2500          1,959.41         1
                                     12.5000          1,959.41         54
    ROCKLEDGE       FL    32955      12.2500       07/07/94        575,000.00
    0380043175                         .0000       09/01/94            00
    328892                             .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    028/728                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384248                           6.5000        380,000.00        100
    MCDONALD            STEPHEN       6.5000        378,263.65         T
    10TH AVENUE 2SW OF DOLORES        6.2500          2,401.86         1
    STREET                           12.5000          2,401.86         80
    CARMEL          CA    93921      12.2500       06/23/94        475,000.00
    16880647011                        .0000       08/01/94            00
    16880647011                        .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/447                           2.6250       08/01/95        08/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384254                           5.7500        319,500.00        100
    ADELSON             ANTHONY       5.7500        317,474.38         ZZ
    3347 NW 53 CIRCLE                 5.5000          1,864.52         1
                                     11.7500          1,864.52         90
    BOCA RATON      FL    33496      11.5000       05/27/94        355,000.00
    0380031873                         .0000       07/01/94            04
    328662                             .0000       06/01/24           20
    0                                 2.8750       06/01/95        06/01/95
    028/728                           2.6250       07/01/95        07/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384292                           5.8750         79,500.00        100
    THOMPSON            BARBARA       5.8750         78,924.24         ZZ
    3596 CAMELLIA DRIVE S             5.6250            470.27         1
                                     11.8750            470.27         66
    SALEM           OR    97302      11.6250       04/07/94        121,500.00
    0380027012                         .0000       06/01/94            00
    1177621                            .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    687/728                           2.6250       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          05/01/95
        .0000                           05             E           05/01/99
                                        O             .6250


    1384342                           6.8750        130,000.00        100
    MOINAT              HARRIET       6.8750        129,447.62         ZZ
    1508 41ST AVENUE                  6.6250            854.01         1
                                     12.8750            854.01         58
    GREELEY         CO    80631      12.6250       06/24/94        225,000.00
    10880198-6                         .0000       08/01/94            00
    880198                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/047                           2.6250       08/01/95        08/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384346                           7.1250        607,500.00        100
    ALPERT              BRIAN         7.1250        605,539.40         ZZ
    608 RAVINIA ROAD                  6.7500          4,092.84         1
                                     13.1250          4,092.84         75
    HIGHLAND PARK   IL    60035      12.7500       06/29/94        810,000.00
    216747                             .0000       09/01/94            00
    216747                             .0000       08/01/24            0
    0                                 3.0000       08/01/95        08/01/95
    032/032                           2.6250       09/01/95        09/01/95
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384356                           5.5000        170,500.00        100
    CONLEY              DANIEL        5.5000        169,558.23         ZZ
    311 CARTER STREET                 5.2500            968.09         1
                                     11.5000            968.09         95
    LIBERTYVILLE    IL    60048      11.2500       06/14/94        180,000.00
    0380027129                         .0000       08/01/94            04
    25360                              .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    680/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384361                           5.5000         83,600.00        100
    WEISER              JOHN          5.5000         83,138.28         ZZ
    6407 REDDING ROAD                 5.2500            474.67         1
                                     11.5000            474.67         95
    HOUSTON         TX    77036      11.2500       06/27/94         88,000.00
    0380035643                         .0000       08/01/94            04
    10832183                           .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384362                           5.2500        170,250.00        100
    SAPP                DAVID         5.2500        169,251.21         R
    3932 SUNFLOWER LANE               5.0000            940.13         1
                                     11.2500            940.13         95
    PLANO           TX    75025      11.0000       06/09/94        179,240.00
    0380030016                         .0000       08/01/94            04
    320183                             .0000       07/01/24           25
    0                                 2.6250       07/01/95        07/01/95
    740/728                           2.3750       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384372                           5.3750        225,600.00        100
    OGDEN               DAN           5.3750        224,324.63         ZZ
    402 PRESIDIO COURT                5.1250          1,263.30         1
                                     11.3750          1,263.30         80
    SOUTHLAKE       TX    76092      11.1250       06/07/94        282,000.00
    0380029240                         .0000       08/01/94            00
    2400786                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    638/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O            1.1250


    1384409                           5.1250        113,000.00        100
    SCHOCH              GARY          5.1250        112,059.36         ZZ
    1033 ASHE STREET                  4.8750            615.27         1
                                     11.1250            615.27         37
    DAVIDSONVILLE   MD    21035      10.8750       04/15/94        308,000.00
    0380033150                         .0000       06/01/94            00
    101456672                          .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    249/728                           2.6250       06/01/95        06/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000

    1384432                           5.8750        140,000.00        100
    MULLIGAN            JOHN          5.8750        139,279.27         ZZ
    41 ROCK HILL ROAD                 5.6250            828.16         1
                                     11.8750            828.16         70
    PUTNAM VALLEY   NY    10579      11.6250       06/15/94        200,000.00
    445197                             .0000       08/01/94            00
    445197                             .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    562/562                           2.5000       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384433                           6.3750        252,000.00        100
    STEPAN              JENNIFER      6.3750        250,820.48         ZZ
    51 JACQUELINE DRIVE               6.1250          1,572.16         1
                                     12.3750          1,572.16         90
    AMAGANSETT      NY    11930      12.1250       06/17/94        280,000.00
    447151                             .0000       08/01/94            04
    447151                             .0000       07/01/24           25
    0                                 2.7500       07/01/95        07/01/95
    562/562                           2.5000       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384498                           5.5000        290,500.00        100
    ENGLERT             HANS          5.5000        288,570.18         ZZ
    504 CHAMPIONS POINTE              5.2500          1,649.43         1
                                     11.5000          1,649.43         67
    DULUTH          GA    30136      11.2500       04/29/94        440,000.00
    0380032228                        3.5000       07/01/94            00
    352875                            3.2500       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    514/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384506                           5.3750        125,000.00        100
    HOLDEN              MARIA         5.3750        124,293.39         ZZ
    7795 WEST OTTAWA DRIVE            5.1250            699.96         1
                                     11.3750            699.96         87
    LITTLETON       CO    80123      11.1250       06/15/94        145,000.00
    0380033846                         .0000       08/01/94            10
    350644                             .0000       07/01/24           20
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384517                           5.1250        108,000.00        100
    GRANATA             LINDA         5.1250        106,970.31         ZZ
    12384 N.W. 26TH COURT             4.8750            588.05         1
                                     11.1250            588.05         80
    CORAL SPRINGS   FL    33065      10.8750       03/28/94        135,000.00
    0380031949                         .0000       05/01/94            00
    94000955                           .0000       04/01/24            0
    0                                 2.7500       04/01/95        04/01/95
    693/728                           2.5000       05/01/95        05/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          04/01/95
        .0000                           05             E           04/01/99
                                        O             .6250


    1384545                           5.5000        262,500.00        100
    GALLO               JERRY         5.5000        261,050.16         ZZ
    1249 KENNEDY AVENUE               5.2500          1,490.45         1
                                     11.5000          1,490.45         75
    LOUISVILLE      CO    80027      11.2500       06/13/94        350,000.00
    0380031808                         .0000       08/01/94            00
    10880163                           .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1384553                           6.1250        528,750.00        100
    LUCIA               FRANK         6.1250        526,154.02         ZZ
    5011 NORTHEAST CRYSTAL SPRING     5.7500          3,212.75         1
                                     12.1250          3,212.75         75
    BAINBRIDGE ISL  WA    98110      11.7500       06/08/94        705,000.00
    32351197                           .0000       08/01/94            00
    32351197                           .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    531/375                           2.5000       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384565                           5.3750        144,900.00        100
    BAUER               ROY           5.3750        144,080.84         ZZ
    1029 SOUTH COUNTY LINE ROAD       5.1250            811.40         1
                                     11.3750            811.40         90
    JOHNSTOWN       OH    43031      11.1250       06/08/94        161,000.00
    0380040106                         .0000       08/01/94            10
    3E1304                             .0000       07/01/24           20
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384574                           7.1250        900,000.00        100
    MCGREGOR            WILLIAM       7.1250        897,095.38         T
    128 BEAVER CREEK DRIVE            6.8750          6,063.47         1
                                     13.1250          6,063.47         59
    BEAVER CREEK    CO    81620      12.8750       07/08/94      1,550,000.00
    0380053752                        5.1250       09/01/94            00
    0066452889                        4.8750       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    247/728                           2.6250       09/01/95        09/01/95
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384580                           6.7500        308,000.00        100
    FLYNN               DANIEL        6.7500        306,930.30         ZZ
    1736 ARCH AVENUE SOUTH            6.5000          1,997.68         1
                                     12.7500          1,997.68         80
    SEATTLE         WA    98116      12.5000       07/01/94        385,000.00
    10844625-3                         .0000       09/01/94            00
    64223                              .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    047/047                           2.6250       09/01/95        09/01/95
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384629                           6.6250        297,500.00        100
    WALSH               LOUIS         6.6250        295,903.21         T
    1040 SOUTH OCEAN BLVD             6.3750          1,904.93         1
                                     12.6250          1,904.93         70
    DELRAY BEACH    FL    33483      12.3750       06/08/94        425,000.00
    0380034448                         .0000       07/01/94            00
    1670756                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    447/728                           2.6250       07/01/95        07/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384630                           6.5000        240,000.00        100
    LUI                 CORDELL       6.5000        238,903.33         ZZ
    6070 52ND AVENUE SOUTH            6.2500          1,516.97         1
                                     12.5000          1,516.97         80
    SEATTLE         WA    98118      12.2500       06/08/94        300,000.00
    0380032863                         .0000       08/01/94            00
    1614371                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/728                           2.6250       08/01/95        08/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384631                           6.3750        650,000.00        100
    ELIAS               PAULINE       6.3750        646,901.33         ZZ
    145 SEASPRAY AVE                  6.1250          4,055.16         1
                                     12.3750          4,055.16         55
    PALM BEACH      FL    33480      12.1250       06/10/94      1,200,000.00
    0380032491                         .0000       08/01/94            00
    1667108                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/728                           2.6250       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384633                           6.5000        820,000.00        100
    JIN                 JUN           6.5000        810,522.48         ZZ
    825 VALLEY CREST STREET           6.2500          5,182.96         1
                                     12.5000          5,182.96         75
    LA CANADA-FLIN  CA    91011      12.2500       05/27/94      1,100,000.00
    1648450                            .0000       07/01/94            00
    1648450                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    447/447                           2.6250       07/01/95        07/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384700                           5.7500         93,750.00        100
    SHARP               J             5.7500         93,155.63         ZZ
    5843 SE SKYHIGH COURT             5.5000            547.10         1
                                     11.7500            547.10         74
    MILWAUKIE       OR    97267      11.5000       05/25/94        127,000.00
    0380044348                         .0000       07/01/94            00
    1258699                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    687/728                           2.6250       07/01/95        07/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384729                           6.0000        129,400.00        100
    CREECH, SR          DANNY         6.0000        128,749.43         ZZ
    6412 BEAVER RIDGE ROAD            5.7500            775.82         1
                                     12.0000            775.82         70
    KNOXVILLE       TN    37931      11.7500       06/21/94        184,900.00
    0380032111                        4.0000       08/01/94            00
    95384                             3.7500       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    A01/728                           2.6250       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1384913                           5.5000        134,900.00        100
    WILKERSON           LAWRENCE      5.5000        134,154.91         ZZ
    5520 MAPLEFIELD PLACE             5.2500            765.95         1
                                     11.5000            765.95         95
    ALEXANDRIA      VA    22310      11.2500       06/14/94        142,000.00
    0380032830                         .0000       08/01/94            04
    6191415                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1385024                           6.0000        105,500.00        100
    RAINS               DAVID         6.0000        103,080.82         ZZ
    7183 PUGLIESE PLACE               5.7500            632.53         1
                                     12.0000            632.53         33
    DAYTON          OH    45415      11.7500       05/02/94        325,000.00
    0380033564                         .0000       07/01/94            00
    277567                             .0000       06/01/24            0
    0                                 3.0000       06/01/95        06/01/95
    767/728                           2.7500       07/01/95        07/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385051                           5.5000         98,300.00        100
    FULLERTON           FRANKLIN      5.5000         97,757.06         ZZ
    7171 MEETING STREET               5.2500            558.14         1
                                     11.5000            558.14         95
    CHARLOTTE       NC    28210      11.2500       06/23/94        103,500.00
    0380034547                         .0000       08/01/94            21
    10491741                           .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1385056                           6.5000        217,800.00        100
    DEAN                ROGER         6.5000        217,006.01         ZZ
    170 EAST SPRING DRIVE             6.1250          1,376.64         1
                                     12.5000          1,376.64         90
    WOODLAND HILLS  UT    84653      12.1250       07/06/94        242,000.00
    214627                             .0000       09/01/94            10
    214627                             .0000       08/01/24           20
    0                                 3.0000       08/01/95        08/01/95
    032/032                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385098                           5.2500        227,650.00        100
    ROFF II             THOMAS        5.2500        226,332.93         ZZ
    906 BRAZOS DRIVE                  5.0000          1,257.09         1
                                     11.2500          1,257.09         90
    SOUTHLAKE       TX    76092      11.0000       06/15/94        252,993.00
    0380033663                         .0000       08/01/94            04
    147049                             .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O            1.1250


    1385134                           5.3750        450,000.00        100
    HALL                ANDRIA        5.3750        447,456.05         ZZ
    25 RAVENSWOOD LANE                5.1250          2,519.88         1
                                     11.3750          2,519.88         90
    SCOTCH PLAINS   NJ    07076      11.1250       06/17/94        500,000.00
    0380034844                         .0000       08/01/94            04
    3772944                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385190                           6.2500         85,500.00        100
    HARRIS              STEPHEN       6.2500         85,172.95         ZZ
    751 IVY AVENUE                    6.0000            526.44         1
                                     12.2500            526.44         95
    EUGENE          OR    97404      12.0000       07/08/94         90,000.00
    0380045139                         .0000       09/01/94            11
    10878027                           .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385215                           6.7500        350,000.00        100
    HARRIS              RONALD        6.7500        348,166.34         ZZ
    2510 PICO AVENUE                  6.5000          2,270.09         1
                                     12.7500          2,270.09         90
    CLOVIS          CA    93611      12.5000       05/18/94        390,000.00
    1663823                            .0000       07/01/94            12
    1663823                            .0000       06/01/24           17
    0                                 2.8750       06/01/95        06/01/95
    447/447                           2.6250       07/01/95        07/01/95
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385220                           6.8750        346,500.00        100
    KIM                 SUNG          6.8750        345,027.71         ZZ
    8804 MONTMEDY COURT               6.6250          2,276.26         1
                                     12.8750          2,276.26         90
    BAKERSFIELD     CA    93311      12.6250       06/01/94        385,000.00
    1672188                            .0000       08/01/94            12
    1672188                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    447/447                           2.6250       08/01/95        08/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385221                           6.2500        322,000.00        100
    VONDERHARR          ROBERT        6.2500        320,142.79         ZZ
    1898 E VINTAGE WOODS COURT        6.0000          1,982.61         1
                                     12.2500          1,982.61         68
    SALT LAKE CITY  UT    84117      12.0000       05/19/94        474,557.00
    0380036591                         .0000       07/01/94            00
    1599341                            .0000       06/01/24            0
    0                                 2.7500       06/01/95        06/01/95
    447/728                           2.5000       07/01/95        07/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385222                           5.5000        248,000.00        100
    ENDRESEN            DANNY         5.5000        246,073.51         ZZ
    1416 BIRDIE BLVD                  5.2500          1,408.12         1
                                     11.5000          1,408.12         80
    MCALL           ID    83638      11.2500       04/28/94        310,000.00
    0380035858                         .0000       06/01/94            00
    1592003                            .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    447/728                           2.5000       06/01/95        06/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385233                           5.8750        208,800.00        100
    DYKZEUL             JEANIE        5.8750        206,997.12         ZZ
    15 VILLA MARIA AVENUE             5.6250          1,235.13         1
                                     11.8750          1,235.13         90
    NOVATO          CA    94947      11.6250       05/18/94        232,000.00
    1656400                            .0000       07/01/94            10
    1656400                            .0000       06/01/24           17
    0                                 2.7500       06/01/95        06/01/95
    447/447                           2.5000       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385234                           6.2500        288,000.00        100
    HUTCHINSON          GARY          6.2500        286,619.35         ZZ
    567 RIDGE ROAD                    6.0000          1,773.27         1
                                     12.2500          1,773.27         80
    GOLDEN          CO    80403      12.0000       06/15/94        360,000.00
    1690512                            .0000       08/01/94            00
    1690512                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/447                           2.6250       08/01/95        08/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385256                           6.6250        280,000.00        100
    LESHER              JOHN          6.6250        278,751.10         ZZ
    24 BROOKWOOD ROAD                 6.2500          1,792.87         1
    TOWNSHIP OF                      12.6250          1,792.87         80
    MT. LAUREL      NJ    08054      12.2500       06/23/94        350,625.00
    214947                             .0000       08/01/94            00
    214947                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    032/032                           2.5000       08/01/95        08/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             C           07/01/99
                                        O             .5000


    1385282                           5.5000        136,800.00        100
    KOKENGE             SCOTT         5.5000        134,830.60         ZZ
    709 TIERRA ALEGRE                 5.2500            776.74         1
                                     11.5000            776.74         80
    TIJERAS         NM    87059      11.2500       06/22/94        171,000.00
    0380035932                         .0000       08/01/94            00
    0892005                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385326                           5.3750        328,500.00        100
    HENDRICK            JUDY          5.3750        326,642.61         ZZ
    5901 GLENDOWER LANE               5.1250          1,839.51         1
                                     11.3750          1,839.51         90
    PLANO           TX    75093      11.1250       06/07/94        365,000.00
    0380035197                         .0000       08/01/94            04
    774104                             .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    514/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385345                           6.3750        250,000.00        100
    HANCOCK             GREGORY       6.3750        248,829.92         ZZ
    7420 EAST SOLANO DRIVE            6.1250          1,559.67         1
                                     12.3750          1,559.67         66
    SCOTTSDALE      AZ    85253      12.1250       06/07/94        382,000.00
    0380037565                         .0000       08/01/94            00
    8319832                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    372/728                           2.6250       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385364                           5.6250         96,000.00        100
    ARMAS               JOSE          5.6250         95,482.02         ZZ
    3412 VISTA GRANDE DRIVE NW        5.3750            552.63         1
                                     11.6250            552.63         80
    ALBUQUERQUE     NM    87120      11.3750       06/30/94        120,000.00
    0380036559                         .0000       08/01/94            00
    0862720                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385370                           5.5000        120,000.00        100
    LORIMER             BRIAN         5.5000        119,335.95         ZZ
    5613 NORTH CALLE DE LA REINA      5.2500            681.35         1
                                     11.5000            681.35         80
    TUCSON          AZ    85718      11.2500       06/20/94        150,000.00
    0380038191                         .0000       08/01/94            00
    2367928                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    638/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385383                           5.2500        270,000.00        100
    KARIM               M             5.2500        268,121.36         ZZ
    1437 HIWAN COURT                  5.0000          1,490.95         1
                                     11.2500          1,490.95         87
    FORT COLLINS    CO    80525      11.0000       05/23/94        311,637.00
    0380035833                         .0000       07/01/94            11
    1440696                            .0000       06/01/24           17
    0                                 2.7500       06/01/95        06/01/95
    447/728                           2.5000       07/01/95        07/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385386                           5.8750        232,000.00        100
    TORGERSON           JOSEPH        5.8750        228,927.09         ZZ
    6343 PINE STREET                  5.6250          1,372.37         1
                                     11.8750          1,372.37         80
    COLUMBUS TOWNS  MN    55025      11.6250       04/28/94        290,000.00
    0380035619                         .0000       06/01/94            00
    1464316                            .0000       05/01/24            0
    0                                 2.7500       05/01/95        05/01/95
    447/728                           2.5000       06/01/95        06/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385413                           5.8750        105,200.00        100
    HAYDEN              REGINA        5.8750        104,658.44         ZZ
    2414 VINEYARD LANE                5.6250            622.30         1
                                     11.8750            622.30         85
    CROFTON         MD    21114      11.6250       06/10/94        125,000.00
    0380037672                         .0000       08/01/94            10
    335393                             .0000       07/01/24           12
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1385418                           5.6250        220,000.00        100
    LUNDIN              MICHAEL       5.6250        218,812.98         ZZ
    10804 BIRKDALE COURT              5.3750          1,266.44         1
                                     11.6250          1,266.44         74
    FORT WAYNE      IN    46804      11.3750       06/15/94        300,000.00
    0380036427                         .0000       08/01/94            00
    335583                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385431                           5.5000         66,400.00        100
    WILSON              KATHRYN       5.5000         66,107.29         ZZ
    9116 KINGS CANYON DR              5.2500            377.01         1
                                     11.5000            377.01         80
    CHARLOTTE       NC    28210      11.2500       07/01/94         83,500.00
    0380036930                         .0000       09/01/94            00
    0491703                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1385434                           5.8750        255,600.00        100
    RETSKE              M             5.8750        254,284.21         ZZ
    635 LOGGERHEAD ISLAND DRIVE       5.6250          1,511.97         1
                                     11.8750          1,511.97         90
    SATELLITE BEAC  FL    32937      11.6250       06/27/94        284,000.00
    0380039405                         .0000       08/01/94            12
    0061056415                         .0000       07/01/24           20
    0                                 2.6250       07/01/95        07/01/95
    003/728                           2.3750       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385448                           6.1250        240,000.00        100
    KELLY III           JOHN          6.1250        238,821.68         T
    ASSEMBLY POINT ROAD               5.8750          1,458.27         1
                                     12.1250          1,458.27         80
    LAKE GEORGE     NY    12845      11.8750       07/01/94        300,000.00
    446955                             .0000       08/01/94            00
    446955                             .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    562/562                           2.5000       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385450                           5.5000         75,000.00        100
    HUBER               KENNETH       5.5000         54,201.10         ZZ
    71 THURMAN CIRCLE                 5.2500            425.84         1
                                     11.5000            425.84         66
    KINGSLAND       TX    78639      11.2500       06/22/94        115,000.00
    0380037631                         .0000       08/01/94            00
    2401784                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    638/728                           2.5000       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385480                           5.5000        295,900.00        100
    LOWE                STEPHEN       5.5000        294,265.67         ZZ
    4304 BASAL CREEK LANE             5.2500          1,680.09         1
                                     11.5000          1,680.09         80
    FUQUAY VARINA   NC    27526      11.2500       06/29/94        369,900.00
    0380040221                         .0000       08/01/94            00
    0859328                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385684                           6.5000        382,500.00        100
    MILLER              JEFFREY       6.5000        380,752.25         ZZ
    125 N LEE STREET #300             6.2500          2,417.66         1
                                     12.5000          2,417.66         90
    ALEXANDRIA      VA    22314      12.2500       06/29/94        425,000.00
    0380037284                         .0000       08/01/94            04
    2084667                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    696/728                           2.6250       08/01/95        08/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1385686                           6.6250        410,000.00        100
    PONTON              ANDREW        6.6250        408,171.28         ZZ
    4018 CHANCERY COURT NW            6.3750          2,625.27         1
                                     12.6250          2,625.27         73
    WASHINGTON      DC    20007      12.3750       06/27/94        565,000.00
    0380038449                         .0000       08/01/94            00
    5010476                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    696/728                           2.6250       08/01/95        08/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385792                           5.5000        138,650.00        100
    RIBELIN             BRADLEY       5.5000        137,728.93         ZZ
    304 WOODLAKE DRIVE                5.2500            787.24         1
                                     11.5000            787.24         95
    MURPHY          TX    75094      11.2500       05/31/94        145,990.00
    0380038803                         .0000       07/01/94            04
    774038                             .0000       06/01/24           22
    0                                 2.8750       06/01/95        06/01/95
    514/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385796                           5.3750        137,400.00        100
    ODOM                JOHN          5.3750        135,916.07         ZZ
    6824 ECHO CLIFFS DRIVE            5.1250            769.40         1
                                     11.3750            769.40         90
    EL PASO         TX    79912      11.1250       06/14/94        152,700.00
    0380036864                         .0000       08/01/94            04
    774031                             .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    514/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385807                           6.0000         95,000.00        100
    LANDOLFI            ROMANO        6.0000         93,413.39         ZZ
    5764 ARNOLD ZLOTOFF DRIVE         5.7500            569.57         1
                                     12.0000            569.57         80
    ORLANDO         FL    32821      11.7500       05/26/94        118,780.00
    0380044660                         .0000       07/01/94            00
    3K0074                             .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    687/728                           2.6250       07/01/95        07/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385815                           5.5000        147,500.00        100
    BROWN               MICHAEL       5.5000        146,655.18         ZZ
    164 HUNTER'S RIDGE                5.2500            837.49         1
                                     11.5000            837.49         95
    JASPER          GA    30143      11.2500       06/10/94        156,700.00
    0380036294                         .0000       08/01/94            04
    2274066                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385831                           6.1250        265,900.00        100
    WILSON              TIMOTHY       6.1250        251,804.48         ZZ
    3945 SILVER CREEK ROAD NE         5.8750          1,615.64         1
                                     12.1250          1,615.64         80
    ROCHESTER       MN    55906      11.8750       06/16/94        335,000.00
    0380037268                         .0000       08/01/94            00
    1655720                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385832                           6.0000        208,000.00        100
    CLARK               ALLAN         6.0000        206,954.24         ZZ
    15419 SOUTH 18TH PLACE            5.7500          1,247.07         1
                                     12.0000          1,247.07         80
    PHOENIX         AZ    85048      11.7500       06/06/94        260,000.00
    0380038217                         .0000       08/01/94            00
    1608239                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385833                           5.5000        240,000.00        100
    PLOWDEN             SUZANNE       5.5000        238,673.23         ZZ
    26328 SE 39TH STREET              5.2500          1,362.70         1
                                     11.5000          1,362.70         71
    ISSAQUAH        WA    98027      11.2500       06/07/94        340,000.00
    0380037441                         .0000       08/01/94            00
    1625984                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385834                           5.8750        255,200.00        100
    PRISEMAN            CHRISTOPH     5.8750        253,886.23         ZZ
    14315 173RD PL NE                 5.6250          1,509.61         1
                                     11.8750          1,509.61         80
    REDMOND         WA    98052      11.6250       06/09/94        319,000.00
    0380037433                         .0000       08/01/94            00
    1658418                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385835                           6.2500        435,000.00        100
    CHO                 YONG          6.2500        426,802.88         ZZ
    55 QUAIL DRIVE                    6.0000          2,678.37         1
                                     12.2500          2,678.37         70
    LAKE FOREST     IL    60045      12.0000       06/17/94        621,750.00
    0380038985                         .0000       08/01/94            00
    1606259                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/728                           2.6250       08/01/95        08/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1385860                           5.5000        231,200.00        100
    LEWTER JR           WADE          5.5000        229,880.65         ZZ
    5269 GARNABY LANE                 5.2500          1,312.73         1
                                     11.5000          1,312.73         80
    NORCROSS        GA    30092      11.2500       06/24/94        289,000.00
    0380036898                         .0000       08/01/94            00
    2274405                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385874                           5.5000        112,575.00        100
    BURRUSS             CHARLES       5.5000        111,953.22         ZZ
    405 NOTTINGHAM                    5.2500            639.19         1
                                     11.5000            639.19         95
    VERSAILLES      KY    40383      11.2500       06/30/94        118,500.00
    0380046517                         .0000       08/01/94            04
    10870394                           .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    047/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385882                           6.0000        109,150.00        100
    MCCRARY             CATHERINE     6.0000        108,601.24         ZZ
    2701 VIEWMONT                     5.7500            654.41         1
                                     12.0000            654.41         95
    SNELLVILLE      GA    30278      11.7500       06/29/94        114,900.00
    0380040585                         .0000       08/01/94            04
    0061057096                         .0000       07/01/24           25
    0                                 2.6250       07/01/95        07/01/95
    003/728                           2.3750       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385887                           6.1250        438,000.00        100
    BENTLEY             MORGAN        6.1250        435,849.59         ZZ
    9 SHERMAN AVENUE                  5.8750          2,661.34         1
                                     12.1250          2,661.34         90
    SUMMIT          NJ    07901      11.8750       06/22/94        487,000.00
    0380038415                         .0000       08/01/94            04
    5881008                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O            1.1250


    1385948                           7.0000        211,500.00        100
    CAPRIOLO            RAYMOND       7.0000        210,420.72         ZZ
    12 MALCOLM DRIVE                  6.7500          1,407.11         1
                                     13.0000          1,407.11         90
    FAIRFIELD,      NJ    07006      12.7500       07/07/94        235,000.00
    0380037151                         .0000       08/01/94            04
    NJ940065                           .0000       07/01/24           17
    0                                 2.7500       07/01/95        07/01/95
    A07/728                           2.5000       08/01/95        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385953                           5.5000        159,600.00        100
    COURTNEY            STEVEN        5.5000        158,718.46         ZZ
    4213 EDGEWOOD COURT               5.2500            906.20         1
                                     11.5000            906.20         95
    MARIETTA        GA    30068      11.2500       06/28/94        168,000.00
    0380037060                         .0000       08/01/94            04
    2274462                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385964                           6.3750        105,000.00        100
    BUTLER              DESMOND       6.3750        104,508.57         ZZ
    8052 SOUTH ELIZABETH              6.1250            655.06         4
                                     12.3750            655.06         78
    CHICAGO         IL    60620      12.1250       06/24/94        135,000.00
    0380040171                         .0000       08/01/94            00
    335144                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1385985                           5.1250        275,000.00        100
    DELANCEY            CLYDE         5.1250        273,371.85         ZZ
    6618 MCCAMBELL CLUSTER            4.8750          1,497.34         1
                                     11.1250          1,497.34         85
    CENTREVILLE     VA    22020      10.8750       06/28/94        325,000.00
    0380039801                         .0000       08/01/94            04
    6382212                            .0000       07/01/24           12
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O            1.1250


    1385987                           5.5000        110,000.00        100
    BISS                SHARON        5.5000        109,391.57         ZZ
    106 SHINN CIRCLE                  5.2500            624.57         1
                                     11.5000            624.57         76
    WILMINGTON      DE    19808      11.2500       06/28/94        144,875.00
    0380038829                         .0000       08/01/94            00
    6122808                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386015                           6.8750        270,000.00        100
    CONWAY              STEVEN        6.8750        268,852.76         ZZ
    3630 SNEATH LANE                  6.6250          1,773.71         1
                                     12.8750          1,773.71         90
    SAN BRUNO       CA    94066      12.6250       06/10/94        300,000.00
    1541747                            .0000       08/01/94            04
    1541747                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    447/447                           2.6250       08/01/95        08/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386020                           5.5000        147,250.00        100
    ROOT                JON           5.5000        146,436.72         ZZ
    2516 FERNLEAF COURT               5.2500            836.07         1
                                     11.5000            836.07         95
    ATLANTA         GA    30318      11.2500       06/08/94        155,000.00
    0380037599                         .0000       08/01/94            04
    2274967                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386028                           5.7500         68,400.00        100
    WILSON              JEREMY        5.7500         68,039.51         ZZ
    21 PAXFORD LANE                   5.5000            399.16         1
                                     11.7500            399.16         90
    BOYNTON BEACH   FL    33426      11.5000       06/30/94         76,000.00
    0380039009                         .0000       08/01/94            04
    94SL68                             .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    766/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O            1.1250


    1386056                           5.7500        109,200.00        100
    BICKEL              ROLF          5.7500        108,624.45         ZZ
    9583 EAST BANBRIDGE STREET        5.5000            637.26         1
                                     11.7500            637.26         90
    TUCSON          AZ    85747      11.5000       06/24/94        121,345.00
    0380037862                        2.7500       08/01/94            14
    500095                            2.5000       07/01/24           20
    0                                 2.7500       07/01/95        07/01/95
    740/728                           2.5000       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386074                           5.5000         84,700.00        100
    LEONARD             JOHN          5.5000         84,232.18         ZZ
    12437 WINDSOR ROAD                5.2500            480.92         1
                                     11.5000            480.92         65
    OCEAN CITY      MD    21842      11.2500       06/24/94        131,000.00
    0380038746                         .0000       08/01/94            00
    6283832                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386087                           5.3750         58,500.00        100
    SCHIFF              HASKELL       5.3750         41,006.82         T
    2713 WEST NIDO AVENUE             5.1250            474.12         1
                                     11.3750            474.12         42
    MESA            AZ    85202      11.1250       05/09/94        140,000.00
    0380039280                         .0000       07/01/94            00
    431757608                          .0000       06/01/09            0
    0                                 2.6250       06/01/95        06/01/95
    560/728                           2.3750       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386089                           5.7500        152,000.00        100
    WELCH               JUDITH        5.7500        150,544.04         ZZ
    ALYESKA HIGHWAY                   5.5000            887.03         1
                                     11.7500            887.03         80
    GIRDWOOD        AK    99587      11.5000       06/08/94        190,000.00
    0380039512                         .0000       08/01/94            00
    431237809                          .0000       07/01/24            0
    0                                 2.6250       07/01/95        07/01/95
    560/728                           2.3750       08/01/95        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386091                           5.6250         46,300.00        100
    HOSTETLER           THOMAS        5.6250         45,999.51         ZZ
    224 HIBISCUS COURT                5.3750            266.53         1
                                     11.6250            266.53         88
    BROWNSVILLE     TX    78520      11.3750       05/16/94         53,000.00
    0380039066                         .0000       07/01/94            14
    482915402                          .0000       06/01/24           25
    0                                 2.6250       06/01/95        06/01/95
    560/728                           2.3750       07/01/95        07/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          06/01/95
        .0000                           05             E           06/01/99
                                        O             .6250


    1386094                           5.1250         85,400.00        100
    HENDERSON           ROBERT        5.1250         84,791.98         ZZ
    3943 MISTLETOE                    4.8750            464.99         1
                                     11.1250            464.99         90
    INDIANAPOLIS    IN    46227      10.8750       05/16/94         94,900.00
    0380039231                         .0000       07/01/94            14
    400281309                          .0000       06/01/24           20
    0                                 2.8750       06/01/95        06/01/95
    560/728                           2.6250       07/01/95        07/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           05             E           06/01/99
                                        O             .6250


    1386095                           5.1250        111,150.00        100
    EATON               RICHARD       5.1250        110,358.61         ZZ
    135 CURLY SMART CIRCLE            4.8750            605.20         1
                                     11.1250            605.20         90
    DELAWARE        OH    43015      10.8750       05/13/94        123,500.00
    0380039249                         .0000       07/01/94            14
    401788708                          .0000       06/01/24           17
    0                                 2.8750       06/01/95        06/01/95
    560/728                           2.6250       07/01/95        07/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           05             E           06/01/99
                                        O             .6250


    1386104                           5.2500        119,000.00        100
    NISSEN              TODD          5.2500        116,957.94         ZZ
    520 COUNTRYSIDE                   5.0000            657.12         1
                                     11.2500            657.12         89
    WHEATON         IL    60187      11.0000       05/27/94        134,000.00
    0380039645                         .0000       07/01/94            04
    400341905                          .0000       06/01/24           17
    0                                 2.8750       06/01/95        06/01/95
    560/728                           2.6250       07/01/95        07/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/95
        .0000                           05             E           06/01/99
                                        O             .6250


    1386105                           5.2500        155,000.00        100
    WALLESEN            MICHAEL       5.2500        154,103.22         ZZ
    5201 CHISWICK CIRCLE              5.0000            855.92         1
                                     11.2500            855.92         76
    ORLANDO         FL    32812      11.0000       06/09/94        206,470.00
    0380039678                         .0000       08/01/94            00
    403311905                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    560/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O             .6250


    1386106                           5.2500        107,900.00        100
    CARTER              RONNIE        5.2500        107,275.72         ZZ
    1646 WITT HILL DRIVE              5.0000            595.83         1
                                     11.2500            595.83         80
    SPRING HILL     TN    37174      11.0000       06/16/94        134,900.00
    0380039264                         .0000       08/01/94            00
    403320104                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    560/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           03             E           07/01/99
                                        O             .6250


    1386108                           5.2500         97,500.00        100
    SREDEN              HAL           5.2500         96,935.89         ZZ
    HARDSCRABBLE ROAD                 5.0000            538.40         1
                                     11.2500            538.40         80
    HOLLIS          ME    04042      11.0000       06/06/94        121,900.00
    0380039132                         .0000       08/01/94            00
    198298705                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    560/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386111                           5.3750        109,800.00        100
    MAGEE               MICHAEL       5.3750        109,069.84         ZZ
    8265 CADE ROAD                    5.1250            614.85         1
                                     11.3750            614.85         90
    BROWN CITY      MI    48416      11.1250       06/01/94        122,000.00
    0380039744                         .0000       08/01/94            12
    401816608                          .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    560/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O             .6250


    1386112                           5.3750        159,200.00        100
    WECHSLER            HOWARD        5.3750        158,299.62         ZZ
    4803 POPLAR GROVE                 5.1250            891.47         1
                                     11.3750            891.47         90
    CHARLOTTE       NC    28269      11.1250       06/16/94        176,909.00
    0380039272                         .0000       08/01/94            04
    403312705                          .0000       07/01/24           20
    0                                 2.8750       07/01/95        07/01/95
    560/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O             .6250


    1386125                           5.7500        220,900.00        100
    PERICH              MICHAEL       5.7500        219,735.69         ZZ
    5205 HAYLOFT COURT                5.5000          1,289.12         1
                                     11.7500          1,289.12         85
    FREDERICK       MD    21702      11.5000       06/27/94        260,000.00
    0380040825                         .0000       08/01/94            11
    1660613                            .0000       07/01/24           12
    0                                 2.8750       07/01/95        07/01/95
    447/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386130                           5.8750        306,800.00        100
    HAYUTIN             DAVID         5.8750        303,670.67         ZZ
    7173 SOUTH CHAPPARAL CIRCLE       5.6250          1,814.84         1
    EAST                             11.8750          1,814.84         80
    AURORA          CO    80016      11.6250       05/31/94        385,850.00
    0380040924                         .0000       07/01/94            00
    1563299                            .0000       06/01/24            0
    0                                 2.8750       06/01/95        06/01/95
    447/728                           2.6250       07/01/95        07/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386144                           6.8750         78,500.00        100
    PITCHER             BARBARA       6.8750         78,233.92         ZZ
    2000 5TH STREET #D                6.6250            515.69         1
                                     12.8750            515.69         50
    BOULDER         CO    80302      12.6250       07/28/94        157,000.00
    10880227-3                         .0000       09/01/94            00
    10880227                           .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    047/047                           2.6250       09/01/95        09/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1386197                           5.5000        103,500.00        100
    MONCRIEF            DAVID         5.5000        102,928.31         ZZ
    2004 TYLER TRACE                  5.2500            587.67         1
                                     11.5000            587.67         90
    LAWRENCEVILLE   GA    30243      11.2500       06/27/94        116,000.00
    0380038902                         .0000       08/01/94            11
    2275790                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386240                           5.5000         76,300.00        100
    EXUM                GAIL          5.5000         75,878.55         T
    460 WYN DRIVE                     5.2500            433.23         1
                                     11.5000            433.23         88
    NEWPORT NEWS    VA    23602      11.2500       06/30/94         87,000.00
    0380042375                         .0000       08/01/94            04
    327330                             .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    028/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O            1.1250


    1386249                           5.3750         82,050.00        100
    WRIGLEY             JOSEPH        5.3750         81,586.14         ZZ
    2406 FAIRBROOK DRIVE              5.1250            459.46         1
                                     11.3750            459.46         95
    NASHVILLE       TN    37214      11.1250       06/10/94         86,400.00
    0380040049                         .0000       08/01/94            04
    808311                             .0000       07/01/24           25
    0                                 2.7500       07/01/95        07/01/95
    640/728                           2.5000       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O            1.1250


    1386250                           5.2500         76,000.00        100
    TAYLOR              SONYA         5.2500         75,560.27         ZZ
    1324 GREENBROOK LANE              5.0000            419.68         1
                                     11.2500            419.68         95
    HIXSON          TN    37343      11.0000       06/13/94         80,000.00
    0380044603                         .0000       08/01/94            04
    838318                             .0000       07/01/24           25
    0                                 2.7500       07/01/95        07/01/95
    640/728                           2.5000       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O            1.1250


    1386305                           5.2500        247,500.00        100
    FERA                RICHARD       5.2500        245,668.03         ZZ
    930 HASTY ROAD                    5.0000          1,366.71         1
                                     11.2500          1,366.71         90
    MARSHVILLE      NC    28103      11.0000       06/27/94        275,000.00
    0380039975                         .0000       08/01/94            01
    2276442                            .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    757/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386327                           5.5000        173,850.00        100
    GIUFFRE             STEVEN        5.5000        172,695.10         ZZ
    7609 HAMNER LANE                  5.2500            987.10         1
                                     11.5000            987.10         95
    PLANO           TX    75024      11.2500       05/20/94        183,000.00
    0380041518                         .0000       07/01/94            04
    532764                             .0000       06/01/24           25
    0                                 2.8750       06/01/95        06/01/95
    687/728                           2.6250       07/01/95        07/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386358                           5.2500         80,750.00        100
    HUTCHINSON          ERIC          5.2500         80,228.86         ZZ
    6909 SAWTOOTH COURT               5.0000            445.90         1
                                     11.2500            445.90         95
    ORLANDO         FL    32818      11.0000       06/24/94         85,000.00
    0380046772                         .0000       08/01/94            04
    3K1684                             .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386362                           5.7500        131,800.00        100
    NAVIDI              VAHID         5.7500        131,245.59         ZZ
    8743 WEST TIERRA BUENA LANE       5.5000            769.15         1
                                     11.7500            769.15         90
    PEORIA          AZ    85382      11.5000       07/05/94        146,447.00
    0380040866                         .0000       09/01/94            04
    105725                             .0000       08/01/24           22
    0                                 2.6250       08/01/95        08/01/95
    028/728                           2.3750       09/01/95        09/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386367                           6.0000         90,000.00        100
    FIELDS              KENNETH       6.0000         89,547.49         ZZ
    3819 CALCULUS DRIVE               5.7500            539.60         1
                                     12.0000            539.60         80
    DALLAS          TX    75244      11.7500       06/03/94        112,500.00
    0380040395                         .0000       08/01/94            00
    4299368                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    462/728                           2.6250       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386398                           7.1250        334,000.00        100
    POLLOCK JR          WILSON        7.1250        144,607.15         ZZ
    37 HAWTHORNE LANE                 6.8750          2,250.22         1
                                     13.1250          2,250.22         80
    WESTON          MA    02193      12.8750       07/13/94        417,500.00
    311754                             .0000       09/01/94            00
    311754                             .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    724/724                           2.6250       09/01/95        09/01/95
      45                              5.1250          .0000           .0000
    A                                 9.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386400                           5.5000        170,900.00        100
    STAGER              CHRISTOPH     5.5000        169,956.09         ZZ
    8903 PINYON COURT                 5.2500            970.35         1
                                     11.5000            970.35         95
    INDIANAPOLIS    IN    46260      11.2500       06/29/94        180,000.00
    0380042011                         .0000       08/01/94            04
    1188101                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386448                           5.2500        164,350.00        100
    RODMAN              JOSEPH        5.2500        163,398.72         ZZ
    1417 WABASH DRIVE                 5.0000            907.55         1
                                     11.2500            907.55         95
    BELAIR          MD    21015      11.0000       06/17/94        173,000.00
    0380049628                         .0000       08/01/94            14
    371049853                          .0000       07/01/24           22
    0                                 2.7500       07/01/95        07/01/95
    163/728                           2.5000       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386466                           6.3750         77,900.00        100
    WASHBURN JR         HARRILL       6.3750         77,535.42         ZZ
    10870 HINSDALE STREET             6.1250            485.99         1
                                     12.3750            485.99         95
    BOISE           ID    83704      12.1250       06/15/94         82,000.00
    0380044355                         .0000       08/01/94            04
    32367123                           .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    531/728                           2.6250       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386487                           6.2500        108,000.00        100
    SILVER              BRUCE         6.2500        106,873.04         ZZ
    3235 SILVER COURT                 6.0000            664.98         1
                                     12.2500            664.98         80
    COMMERCE TOWNS  MI    48382      12.0000       07/18/94        135,000.00
    0380042607                         .0000       09/01/94            00
    940003089                          .0000       08/01/24            0
    0                                 2.7500       08/01/95        08/01/95
    A06/728                           2.5000       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386527                           5.7500        650,000.00        100
    SCHOOLER            MARK          5.7500        638,586.67         ZZ
    4411 ARCADY AVENUE                5.5000          3,793.22         1
                                     11.7500          3,793.22         74
    HIGHLAND PARK   TX    75205      11.5000       04/28/94        885,000.00
    0380044983                         .0000       06/01/94            00
    131938                             .0000       05/01/24            0
    0                                 2.8750       05/01/95        05/01/95
    028/728                           2.6250       06/01/95        06/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386542                           5.5000        203,150.00        100
    HENLEY              RAY           5.5000        200,943.41         ZZ
    11501 PINETOP LANE NE             5.2500          1,153.46         1
                                     11.5000          1,153.46         90
    ALBUQUERQUE     NM    87111      11.2500       07/07/94        226,500.00
    0380042953                         .0000       09/01/94            04
    0892015                            .0000       08/01/24           20
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386569                           5.2500        126,350.00        100
    ZALONIS             JOSEPH        5.2500        125,618.99         ZZ
    3321 BRADFORD DRIVE               5.0000            697.71         1
                                     11.2500            697.71         95
    FLOWER MOUND    TX    75028      11.0000       06/14/94        133,000.00
    0380043712                         .0000       08/01/94            04
    532964                             .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386570                           5.3750        139,650.00        100
    CHAFIN              DONALD        5.3750        138,700.36         ZZ
    7331 MOSS WOOD DRIVE              5.1250            782.00         1
                                     11.3750            782.00         95
    SUGAR LAND      TX    77479      11.1250       05/27/94        147,000.00
    0380043233                         .0000       07/01/94            04
    532884                             .0000       06/01/24           25
    0                                 2.8750       06/01/95        06/01/95
    687/728                           2.6250       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386573                           5.7500        153,000.00        100
    BENTLEY             CHRISTOPH     5.7500        152,193.59         ZZ
    806 ROSWELL COVE                  5.5000            892.87         1
                                     11.7500            892.87         80
    HEATHROW        FL    32746      11.5000       06/30/94        191,333.00
    0380044553                         .0000       08/01/94            00
    SK1084                             .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000

    1386580                           5.3750         77,900.00        100
    MARTIN              KEVIN         5.3750         77,459.61         ZZ
    5618 ABERTON LANE                 5.1250            436.22         1
                                     11.3750            436.22         95
    SPRING          TX    77379      11.1250       06/24/94         82,000.00
    0380042474                         .0000       08/01/94            04
    533114                             .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    687/728                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386673                           5.3750        248,900.00        100
    JACKSON             GARY          5.3750        247,144.03         ZZ
    3648 ELDERBERRY PLACE             5.1250          1,393.77         1
                                     11.3750          1,393.77         95
    FAIRFAX         VA    22033      11.1250       06/15/94        262,000.00
    1646111                            .0000       08/01/94            04
    1646111                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    447/447                           2.6250       08/01/95        08/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1386679                           6.3750        283,200.00        100
    SNOW                KERRY         6.3750        281,874.50         ZZ
    3040 HOMESTEAD ROAD               6.1250          1,766.80         1
                                     12.3750          1,766.80         80
    PARK CITY       UT    84060      12.1250       06/29/94        354,000.00
    0380043860                         .0000       08/01/94            00
    3076171                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    637/728                           2.5000       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386721                           5.5000        300,000.00        100
    LEWING              DOUGLAS       5.5000        298,677.45         ZZ
    1500 BROOKFIELD ROAD              5.2500          1,703.37         1
                                     11.5000          1,703.37         89
    YARDLEY         PA    19067      11.2500       07/15/94        340,000.00
    0380042920                         .0000       09/01/94            04
    5984687                            .0000       08/01/24           17
    0                                 2.8750       08/01/95        08/01/95
    561/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386737                           5.5000         89,600.00        100
    PAULSON             MARTHA        5.5000         89,205.01         ZZ
    7348 N CERRADA GUERRERO           5.2500            508.74         1
                                     11.5000            508.74         80
    TUCSON          AZ    85704      11.2500       07/06/94        112,000.00
    0380043217                         .0000       09/01/94            00
    2380418                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    638/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386817                           6.1250         47,600.00        100
    MCMICHAEL           PAUL          6.1250         47,413.53         T
    303 FARLEY STREET                 5.8750            289.22         1
                                     12.1250            289.22         90
    WAXAHACHIE      TX    75165      11.8750       07/05/94         53,000.00
    0380045501                         .0000       09/01/94            10
    147158                             .0000       08/01/24           17
    0                                 2.8750       08/01/95        08/01/95
    028/728                           2.6250       09/01/95        09/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386838                           5.2500        130,000.00        100
    WINDISCH            CARL          5.2500        129,247.84         ZZ
    7782 CAMERON CIRCLE               5.0000            717.87         1
                                     11.2500            717.87         95
    FT MYERS        FL    33912      11.0000       06/29/94        136,900.00
    0380044819                         .0000       08/01/94            04
    4145934                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    462/728                           2.6250       08/01/95        08/01/95
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386848                           6.5000        222,300.00        100
    BURKHART            RALPH         6.5000        221,037.15         ZZ
    92 TADMUCK ROAD                   6.2500          1,405.09         1
                                     12.5000          1,405.09         95
    WESTFORD        MA    01886      12.2500       07/15/94        234,000.00
    1683658                            .0000       09/01/94            04
    1683658                            .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    447/447                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386851                           6.0000        287,950.00        100
    PAIVA               FRANK         6.0000        286,502.30         ZZ
    8816 207TH PLACE SW               5.7500          1,726.41         1
                                     12.0000          1,726.41         80
    EDMONDS         WA    98020      11.7500       06/07/94        359,950.00
    0380043969                         .0000       08/01/94            00
    1662575                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386852                           6.3750        215,000.00        100
    CONNORS             MICHAEL       6.3750        213,993.66         ZZ
    1410 VIA NORTE                    6.1250          1,341.33         1
                                     12.3750          1,341.33         69
    LAS CRUCES      NM    88005      12.1250       07/01/94        315,000.00
    0380044165                         .0000       08/01/94            00
    1666422                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1386860                           5.7500        128,850.00        100
    MUNSEY              THOMAS        5.7500        128,394.49         ZZ
    831 GLACIER BAY SE                5.5000            751.93         1
                                     11.7500            751.93         95
    ALBUQUERQUE     NM    87123      11.5000       08/03/94        135,665.00
    0380050469                         .0000       10/01/94            04
    0862566                            .0000       09/01/24           25
    0                                 2.8750       09/01/95        09/01/95
    047/728                           2.6250       10/01/95        10/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1387110                           6.6250        100,000.00        100
    MASON               DANIEL        6.6250         99,644.12         T
    965 WEST BEACH BLVD #2801         6.3750            640.32         1
                                     12.6250            640.32         72
    GULF SHORES     AL    36542      12.3750       07/05/94        139,900.00
    0380044272                         .0000       09/01/94            00
    4299624                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    462/728                           2.6250       09/01/95        09/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    1387118                           7.2500        499,200.00        100
    LUCCISANO           VINCENT       7.2500        497,628.11         ZZ
    156-40 89TH STREET                7.0000          3,405.43         1
                                     13.2500          3,405.43         80
    HOWARD BEACH    NY    11414      13.0000       07/14/94        624,000.00
    0380043944                         .0000       09/01/94            00
    94517                              .0000       08/01/24            0
    0                                 2.7500       08/01/95        08/01/95
    A22/728                           2.5000       09/01/95        09/01/95
      45                              5.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          08/01/95
        .0000                           05             C           08/01/99
                                        O             .5000


    1387126                           5.7500        137,250.00        100
    HOU                 ESTHER        5.7500        136,526.64         ZZ
    615 STONEY SPRING DRIVE           5.5000            800.95         1
                                     11.7500            800.95         75
    BALTIMORE       MD    21210      11.5000       06/08/94        183,000.00
    0380049289                         .0000       08/01/94            00
    2437376                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    177/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          07/01/95
        .0000                           09             E           07/01/99
                                        O             .6250


    1387127                           6.5000        800,000.00        100
    DERDERIAN JR        LEVON         6.5000        796,344.59         ZZ
    861 SW BAY POINTE                 6.2500          5,056.54         1
                                     12.5000          5,056.54         64
    PALM CITY       FL    34990      12.2500       06/14/94      1,250,000.00
    0380049107                         .0000       08/01/94            00
    4684214                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    177/728                           2.6250       08/01/95        08/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          07/01/95
        .0000                           03             E           07/01/99
                                        O             .6250


    1387135                           5.3750         55,000.00        100
    CLARK               DENNIS        5.3750         54,345.99         ZZ
    530 CLEVELAND ST                  5.1250            307.98         1
                                     11.3750            307.98         76
    MASURY          OH    44438      11.1250       07/15/94         72,500.00
    0380045519                         .0000       09/01/94            00
    1267175                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    687/728                           2.6250       09/01/95        09/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387137                           6.1250        232,000.00        100
    REA                 ERNEST        6.1250        230,860.98         ZZ
    2422 PLEASANTVIEW                 5.8750          1,409.66         1
                                     12.1250          1,409.66         90
    ROCHESTER HILL  MI    48363      11.8750       06/10/94        257,800.00
    0380049206                         .0000       08/01/94            11
    4684290                            .0000       07/01/24           20
    0                                 2.8750       07/01/95        07/01/95
    177/728                           2.6250       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O             .6250


    1387184                           5.5000        171,500.00        100
    SCHORR              GARRY         5.5000        170,743.95         ZZ
    1511 DONEGAL ROAD                 5.2500            973.76         1
                                     11.5000            973.76         90
    BEL AIR         MD    21014      11.2500       07/21/94        191,000.00
    0380046061                         .0000       09/01/94            11
    1356861                            .0000       08/01/24           20
    0                                 2.8750       08/01/95        08/01/95
    687/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387199                           5.5000        143,300.00        100
    HOFFMAN             THOMAS        5.5000        142,508.48         ZZ
    8320 N MILLER COURT               5.2500            813.65         1
                                     11.5000            813.65         95
    ARVADA          CO    80005      11.2500       06/29/94        150,850.00
    0380044421                         .0000       08/01/94            04
    3889920                            .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    561/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387221                           6.8750        225,000.00        100
    RANIERI             RICHARD       6.8750        224,237.36         ZZ
    277 CARDINAL DRIVE                6.6250          1,478.09         1
                                     12.8750          1,478.09         80
    BLOOMINGDALE    IL    60108      12.6250       07/11/94        281,711.00
    0380050675                         .0000       09/01/94            00
    1941178                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    664/728                           2.6250       09/01/95        09/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387261                           5.1250         98,000.00        100
    SHELEHEDA           MICHAEL       5.1250         97,536.81         ZZ
    8 SILO MILL COURT                 4.8750            533.60         1
                                     11.1250            533.60         68
    STERLING        VA    20164      10.8750       07/18/94        145,000.00
    0380044744                         .0000       09/01/94            00
    0694398                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    561/728                           2.6250       09/01/95        09/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1387300                           5.5000         90,150.00        100
    GLOVER              FRANCES       5.5000         89,652.10         ZZ
    609 EAST ROCKBOROUGH COURT        5.2500            511.86         1
                                     11.5000            511.86         95
    STONE MOUNTAIN  GA    30083      11.2500       06/30/94         94,900.00
    0380045915                         .0000       08/01/94            04
    353292                             .0000       07/01/24           22
    0                                 2.8750       07/01/95        07/01/95
    514/728                           2.6250       08/01/95        08/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387329                           5.8750        100,000.00        100
    COLAO               RAYMOND       5.8750         99,589.16         ZZ
    6161 KENDRA WAY                   5.6250            591.54         1
                                     11.8750            591.54         61
    CENTREVILLE     VA    22020      11.6250       07/26/94        164,500.00
    0380049677                         .0000       09/01/94            00
    330273                             .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    028/728                           2.6250       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1387355                           7.0000        291,500.00        100
    DRUMMOND            GERARD        7.0000        290,535.83         T
    WEST OF MILEPOST 6                6.6250          1,939.36         1
    PACIFIC HIGHWAY                  13.0000          1,939.36         80
    LONG BEACH      WA    98631      12.6250       07/12/94        364,400.00
    31952665                           .0000       09/01/94            00
    31952665                           .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    531/375                           2.5000       09/01/95        09/01/95
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387363                           6.3750         74,575.00        100
    GANN                DOUGLAS       6.3750         74,296.50         ZZ
    1737 N OLD COLONY DRIVE           6.1250            465.25         1
                                     12.3750            465.25         95
    MESA            AZ    85201      12.1250       07/26/94         78,500.00
    0380046368                         .0000       09/01/94            12
    10842908                           .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387396                           5.8750         69,150.00        100
    FORTMAN             MARJORIE      5.8750         68,865.91         ZZ
    1603 BERRY ROSE COURT F           5.6250            409.05         1
                                     11.8750            409.05         80
    FREDERICK       MD    21701      11.6250       07/22/94         86,450.00
    0380049719                         .0000       09/01/94            00
    WF4464                             .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    687/728                           2.6250       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1387481                           6.6250        168,000.00        100
    PENOVICH            PAUL          6.6250        167,402.15         ZZ
    STEBBINS ROAD                     6.3750          1,075.73         1
                                     12.6250          1,075.73         70
    MAHOPAC         NY    10541      12.3750       07/29/94        240,000.00
    445502                             .0000       09/01/94            00
    445502                             .0000       08/01/24            0
    0                                 2.7500       08/01/95        08/01/95
    562/562                           2.5000       09/01/95        09/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387493                           5.5000         71,000.00        100
    BAZAN               SALLY         5.5000         70,607.80         ZZ
    14180 GARFIELD AVE.               5.2500            403.14         1
                                     11.5000            403.14         79
    REDFORD         MI    48239      11.2500       07/01/94         91,000.00
    0380047523                         .0000       08/01/94            00
    940002382                          .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    A06/728                           2.5000       08/01/95        08/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/95
        .0000                           05             E           07/01/99
                                        O             .6250


    1387524                           6.0000        229,500.00        100
    JACKSON             TOMMY         6.0000        228,579.25         ZZ
    10 PINCKNEY LANE                  5.7500          1,375.97         1
                                     12.0000          1,375.97         90
    GEORGETOWN      SC    29440      11.7500       07/29/94        255,000.00
    0380048398                         .0000       09/01/94            10
    0881032                            .0000       08/01/24           20
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1387539                           5.6250        154,000.00        100
    FEINBERG            JANET         5.6250        153,336.82         ZZ
    10929 WICKSHIRE WAY               5.3750            886.51         1
                                     11.6250            886.51         67
    ROCKVILLE       MD    20852      11.3750       07/29/94        230,000.00
    0380048208                         .0000       09/01/94            00
    3013009                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    696/728                           2.6250       09/01/95        09/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1387728                           5.8750        188,600.00        100
    GORMLEY             WILLIAM       5.8750        187,412.51         ZZ
    307 FAIRWAYS DRIVE                5.6250          1,115.65         1
                                     11.8750          1,115.65         95
    VICKSBURG       MS    39180      11.6250       07/08/94        198,600.00
    0380056714                         .0000       09/01/94            04
    845016                             .0000       08/01/24           25
    0                                 2.7500       08/01/95        08/01/95
    640/728                           2.5000       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1387768                           5.5000        136,500.00        100
    SHERRILL            KIMBERLY      5.5000        135,898.26         ZZ
    1590 EAST DEER SHADOW LANE        5.2500            775.03         1
                                     11.5000            775.03         75
    TUCSON          AZ    85737      11.2500       07/21/94        182,000.00
    0380049222                         .0000       09/01/94            00
    2407641                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    638/728                           2.6250       09/01/95        09/01/95
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1387823                           5.7500         91,050.00        100
    VILAGOS JR          JOSEPH        5.7500         90,667.03         T
    148 ROSE STREET                   5.5000            531.34         1
                                     11.7500            531.34         75
    MOORESVILLE     NC    28115      11.5000       07/29/94        121,465.00
    0380051764                         .0000       09/01/94            00
    1345451                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    687/728                           2.6250       09/01/95        09/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             D           08/01/99
                                        O             .6250


    1387825                           5.8750        109,350.00        100
    MEFFORD JR          FREDERICK     5.8750        108,900.75         ZZ
    7991 S LAUDER ST                  5.6250            646.85         1
                                     11.8750            646.85         90
    TUCSON          AZ    85747      11.6250       07/22/94        121,500.00
    0380049511                         .0000       09/01/94            10
    1271687                            .0000       08/01/24           22
    0                                 2.8750       08/01/95        08/01/95
    687/728                           2.6250       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387868                           6.8750        499,000.00        100
    YEH                 H             6.8750        495,874.04         ZZ
    10717 BALANTRE LANE               6.6250          3,278.07         1
                                     12.8750          3,278.07         68
    POTOMAC         MD    20854      12.6250       06/13/94        740,000.00
    0380048984                         .0000       08/01/94            00
    101462902                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    249/728                           2.6250       08/01/95        08/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387871                           6.7500        107,000.00        100
    TONAZZI             CARLOS        6.7500        106,534.17         ZZ
    335 CAMBRIDGE DRIVE               6.5000            694.00         1
                                     12.7500            694.00         62
    FT LAUDERDALE   FL    33326      12.5000       06/14/94        175,000.00
    0380048489                         .0000       08/01/94            00
    151436120                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    249/728                           2.6250       08/01/95        08/01/95
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1387873                           6.2500        140,000.00        100
    SHOTWELL            JOHN          6.2500        139,328.88         ZZ
    44 HOMESTEAD CIRCLE               6.0000            862.00         1
                                     12.2500            862.00         60
    HAMILTON        MA    01936      12.0000       06/15/94        236,000.00
    0380048661                         .0000       08/01/94            00
    606041214                          .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    249/728                           2.6250       08/01/95        08/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387876                           6.5000        331,500.00        100
    DRAKE               NANCY         6.5000        330,291.49         ZZ
    3 AVENIDA DE LA SCALA #3          6.2500          2,095.31         1
                                     12.5000          2,095.31         70
    SANTA FE        NM    87501      12.2500       07/18/94        475,000.00
    1702792                            .0000       09/01/94            00
    1702792                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    447/447                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1387901                           5.7500        138,000.00        100
    MILICH              MICHAEL       5.7500        137,363.99         ZZ
    2734 ALPINE DRIVE SE              5.5000            805.33         1
                                     11.7500            805.33         95
    AUBURN          WA    98002      11.5000       07/25/94        145,800.00
    0380050188                         .0000       09/01/94            04
    10844648                           .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    047/728                           2.6250       09/01/95        09/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387933                           6.2500        225,000.00        100
    MONA                TALAL         6.2500        224,356.18         ZZ
    5890 CHRISTINA DRIVE              6.0000          1,385.37         1
                                     12.2500          1,385.37         75
    WEST BLOOMFIEL  MI    48324      12.0000       08/02/94        300,000.00
    0380049123                         .0000       10/01/94            00
    940003153                          .0000       09/01/24            0
    0                                 2.7500       09/01/95        09/01/95
    A06/728                           2.5000       10/01/95        10/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387988                           6.3750        310,000.00        100
    PETRETTO            MARY          6.3750        308,932.45         ZZ
    1468 WEST STREET                  6.1250          1,934.00         1
                                     12.3750          1,934.00         68
    GUILFORD        CT    06437      12.1250       07/28/94        460,000.00
    0380049495                         .0000       10/01/94            00
    185                                .0000       09/01/24            0
    0                                 2.8750       09/01/95        09/01/95
    A48/728                           2.6250       10/01/95        10/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387996                           6.0000        480,000.00        100
    CHRISTIAN III       JOHN          6.0000        477,586.74         ZZ
    205 AMPTHILL ROAD                 5.7500          2,877.85         1
                                     12.0000          2,877.85         80
    RICHMOND        VA    23226      11.7500       06/27/94        600,000.00
    0380049941                         .0000       08/01/94            00
    1660178                            .0000       07/01/24            0
    0                                 2.7500       07/01/95        07/01/95
    447/728                           2.5000       08/01/95        08/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1387998                           5.8750         98,100.00        100
    STENNER JR          CHARLES       5.8750         97,696.62         ZZ
    710 SOUTH CHIMNEY CANYON DRIV     5.6250            580.30         1
                                     11.8750            580.30         90
    TUCSON          AZ    85748      11.6250       07/22/94        109,000.00
    0380050113                         .0000       09/01/94            10
    2421352                            .0000       08/01/24           17
    0                                 2.8750       08/01/95        08/01/95
    638/728                           2.6250       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1388019                           6.6250        384,000.00        100
    KRUTSCH             JOHN          6.6250        382,633.54         ZZ
    25699 W NORTH AVE                 6.3750          2,458.80         1
                                     12.6250          2,458.80         80
    ANTIOCH         IL    60002      12.3750       07/28/94        480,000.00
    0380050634                         .0000       09/01/94            00
    1942176                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    664/728                           2.6250       09/01/95        09/01/95
      45                              4.6250          .0000           .0000
    A                                 8.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1388050                           6.2500        300,000.00        100
    BELL                RICHARD       6.2500        298,852.48         ZZ
    NORTH 675 REYNOLDS ROAD           6.0000          1,847.15         1
                                     12.2500          1,847.15         71
    COEUR D'ALENE   ID    83814      12.0000       07/11/94        425,000.00
    0380050121                         .0000       09/01/94            00
    32359610                           .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    531/728                           2.6250       09/01/95        09/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1388055                           6.1250         94,900.00        100
    MARR                RONALD        6.1250         94,431.51         ZZ
    2339 ALVARADO NE                  5.8750            576.62         1
                                     12.1250            576.62         95
    ALBUQUERQUE     NM    87110      11.8750       06/28/94         99,900.00
    0380050253                         .0000       08/01/94            04
    371513114                          .0000       07/01/24           22
    0                                 2.7500       07/01/95        07/01/95
    163/728                           2.5000       08/01/95        08/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389314                           5.7500        220,000.00        100
    WIENKE              BRUCE         5.7500        219,074.57         ZZ
    24 VIA BRISA                      5.5000          1,283.87         1
                                     11.7500          1,283.87         80
    SANTA FE        NM    87501      11.5000       07/28/94        275,000.00
    0380050360                         .0000       09/01/94            00
    1695948                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    447/728                           2.6250       09/01/95        09/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389408                           6.8750         77,000.00        100
    WALKER              PHILLIP       6.8750         74,976.13         ZZ
    2250 EAST LEE ROAD                6.6250            505.84         1
                                     12.8750            505.84         54
    SMYRNA          GA    30080      12.6250       07/12/94        145,000.00
    0380053323                         .0000       09/01/94            00
    15751010                           .0000       08/01/24            0
    0                                 3.0000       08/01/95        08/01/95
    249/728                           2.7500       09/01/95        09/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.0000


    1389416                           5.6250        190,000.00        100
    BARCELLONA          BRUCE         5.6250        189,085.75         ZZ
    204 SUMMER OAK TRAIL              5.3750          1,093.75         1
                                     11.6250          1,093.75         95
    MADISON         MS    39110      11.3750       07/15/94        200,000.00
    0380051145                         .0000       09/01/94            04
    844993                             .0000       08/01/24           25
    0                                 2.7500       08/01/95        08/01/95
    640/728                           2.5000       09/01/95        09/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1389478                           6.5000        240,000.00        100
    HELM                MARK          6.5000        238,721.82         ZZ
    5231 NORTH LAKEMONT LANE          6.2500          1,516.96         1
                                     12.5000          1,516.96         74
    BOISE           ID    83703      12.2500       07/14/94        327,500.00
    0380051806                         .0000       09/01/94            00
    32365471                           .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    531/728                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1389547                           6.5000        242,525.00        100
    MCGOLDRICK          MARY          6.5000        241,640.89         ZZ
    1673 SW MONTGOMERY DRIVE          6.2500          1,532.92         1
    UNIT #B                          12.5000          1,532.92         89
    PORTLAND        OR    97201      12.2500       07/19/94        272,500.00
    0380054065                         .0000       09/01/94            04
    31962532                           .0000       08/01/24           17
    0                                 2.8750       08/01/95        08/01/95
    531/728                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000

    1389598                           5.3750         87,850.00        100
    FISHER JR           HARRY         5.3750         87,252.69         ZZ
    1430 LAKEVIEW PARKWAY             5.1250            491.94         1
                                     11.3750            491.94         95
    LOCUST GROVE    VA    22508      11.1250       05/27/94         92,500.00
    0380056920                         .0000       07/01/94            12
    287439660                          .0000       06/01/24           25
    0                                 2.9500       06/01/95        06/01/95
    822/728                           2.7000       07/01/95        07/01/95
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389603                           6.3750        350,000.00        100
    POTTER              PETER         6.3750        348,028.99         ZZ
    320 FRONTIER WAY                  6.1250          2,183.54         1
                                     12.3750          2,183.54         88
    TEMPLETON       CA    93465      12.1250       05/12/94        400,000.00
    1628752                            .0000       07/01/94            11
    1628752                            .0000       06/01/24           17
    0                                 2.7500       06/01/95        06/01/95
    447/447                           2.5000       07/01/95        07/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389605                           6.2500        141,250.00        100
    THROUPE JR          RONALD        6.2500        140,703.06         ZZ
    1295 SE EARTHTONE COURT           6.0000            869.71         1
                                     12.2500            869.71         95
    PULLMAN         WA    99163      12.0000       07/18/94        149,000.00
    0380053596                         .0000       09/01/94            11
    1716420                            .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    447/728                           2.6250       09/01/95        09/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389615                           5.7500        237,120.00        100
    HURSH               TERY          5.7500        235,870.22         ZZ
    3250 HIGHWAY 278                  5.5000          1,383.77         1
                                     11.7500          1,383.77         65
    DILLON          MT    59725      11.5000       06/17/94        364,800.00
    0380053893                         .0000       08/01/94            00
    1670588                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    447/728                           2.6250       08/01/95        08/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389664                           5.8750        328,000.00        100
    TERAMAE             MARK          5.8750        326,652.52         ZZ
    45-508 NAKULUAI STREET            5.6250          1,940.24         1
                                     11.8750          1,940.24         88
    KANEOHE         HI    96744      11.6250       08/02/94        375,000.00
    0380053828                         .0000       09/01/94            10
    68139                              .0000       08/01/24           17
    0                                 2.8750       08/01/95        08/01/95
    353/728                           2.6250       09/01/95        09/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389666                           5.1250        336,000.00        100
    BRENNAN             NEIL          5.1250        328,459.27         T
    9 SEA WAY OLD MILL POINT          4.8750          1,829.48         1
                                     11.1250          1,829.48         80
    WEST HARWICH    MA    02671      10.8750       06/16/94        420,000.00
    0380054024                         .0000       08/01/94            00
    1924190                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    241/728                           2.6250       08/01/95        08/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389673                           6.8750        600,000.00        100
    OLKOWSKI            JOHN          6.8750        598,278.52         ZZ
    54 LUMAHAI STREET                 6.6250          3,941.57         1
                                     12.8750          3,941.57         78
    HONOLULU        HI    96825      12.6250       08/02/94        770,000.00
    0380053869                         .0000       10/01/94            00
    1940705633                         .0000       09/01/24            0
    0                                 2.8750       09/01/95        09/01/95
    274/728                           2.6250       10/01/95        10/01/95
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389681                           6.3750        575,600.00        100
    MASON               BRIAN         6.3750        573,450.45         ZZ
    5213 CORINTHIAN BAY DRIVE         6.1250          3,591.00         1
                                     12.3750          3,591.00         75
    PLANO           TX    75093      12.1250       07/27/94        767,500.00
    0380053349                         .0000       09/01/94            00
    3169778                            .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    180/728                           2.6250       09/01/95        09/01/95
      45                              4.3750          .0000           .0000
    A                                 8.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1389711                           5.1250        135,800.00        100
    BRENNAN             NEIL          5.1250        133,786.46         ZZ
    10400 PAWNEE LANE                 4.8750            739.42         1
                                     11.1250            739.42         70
    LEAWOOD         KS    66206      10.8750       06/10/94        194,000.00
    0380054321                         .0000       08/01/94            00
    1924182                            .0000       07/01/24            0
    0                                 2.8750       07/01/95        07/01/95
    241/728                           2.6250       08/01/95        08/01/95
      45                              3.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1389715                           5.8750        350,000.00        100
    DE MARCO            EUGENE        5.8750        348,198.19         ZZ
    4481 EAST SUNSET DRIVE            5.6250          2,070.39         1
                                     11.8750          2,070.39         84
    PHOENIX         AZ    85028      11.6250       06/17/94        417,000.00
    0380054438                         .0000       08/01/94            04
    94052699                           .0000       07/01/24           17
    0                                 2.8750       07/01/95        07/01/95
    429/728                           2.6250       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389741                           5.8750        115,852.00        100
    DRAIN               DEBORAH       5.8750        115,495.90         ZZ
    919 128TH STREET COURT EAST       5.6250            685.31         1
                                     11.8750            685.31         95
    TACOMA          WA    98445      11.6250       08/12/94        121,950.00
    0380054362                         .0000       10/01/94            01
    10835493                           .0000       09/01/24           25
    0                                 2.8750       09/01/95        09/01/95
    047/728                           2.6250       10/01/95        10/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1389757                           6.1250        110,400.00        100
    SON                 YOUNG         6.1250        109,966.70         ZZ
    216 SHAWNEE TRAIL                 5.8750            670.81         1
                                     12.1250            670.81         60
    AURORA          OH    44202      11.8750       07/29/94        184,000.00
    0380054339                         .0000       09/01/94            00
    94076283                           .0000       08/01/24            0
    0                                 2.8750       08/01/95        08/01/95
    429/728                           2.6250       09/01/95        09/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389760                           6.1250        295,500.00        100
    PROPER              JERRY         6.1250        294,633.97         ZZ
    37 PINE HILL ROAD                 5.8750          1,795.49         1
                                     12.1250          1,795.49         70
    SOUTHBOROUGH    MA    01772      11.8750       08/05/94        428,000.00
    0380054636                         .0000       10/01/94            00
    94076415                           .0000       09/01/24            0
    0                                 2.8750       09/01/95        09/01/95
    429/728                           2.6250       10/01/95        10/01/95
      45                              4.1250          .0000           .0000
    A                                 8.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389809                           5.8750        445,000.00        100
    O'CONNOR            DAVID         5.8750        441,307.64         ZZ
    13617 KICKAPOO TRAIL              5.6250          2,632.34         1
                                     11.8750          2,632.34         69
    LOCKPORT        IL    60441      11.6250       03/23/94        650,000.00
    0380057100                         .0000       05/01/94            00
    3084698                            .0000       04/01/24            0
    0                                 2.8750       04/01/95        04/01/95
    177/728                           2.6250       05/01/95        05/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389896                           6.2500        273,150.00        100
    SLATE               EDWARD        6.2500        272,368.43         ZZ
    2642 LACLEDE AVENUE               6.0000          1,681.83         1
                                     12.2500          1,681.83         90
    RICHMOND        VA    23233      12.0000       08/09/94        303,500.00
    0380054610                         .0000       10/01/94            04
    6174908                            .0000       09/01/24           17
    0                                 2.6250       09/01/95        09/01/95
    372/728                           2.3750       10/01/95        10/01/95
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/95
        .0000                           03             E           09/01/99
                                        O            1.5000


    1389904                           5.8750        152,000.00        100
    DOLAN               JOSEPH        5.8750        151,216.94         ZZ
    7108 NORTH 15TH PLACE             5.6250            899.14         1
                                     11.8750            899.14         95
    PHOENIX         AZ    85020      11.6250       06/24/94        160,000.00
    0380054982                         .0000       08/01/94            04
    94050734                           .0000       07/01/24           25
    0                                 2.8750       07/01/95        07/01/95
    429/728                           2.6250       08/01/95        08/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389925                           6.0000        211,850.00        100
    LANEY               SEAN          6.0000        211,000.06         ZZ
    8960 EASTERLING DRIVE             5.7500          1,270.15         1
                                     12.0000          1,270.15         95
    ORLANDO         FL    32819      11.7500       07/15/94        223,000.00
    1675840                            .0000       09/01/94            11
    1675840                            .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    447/447                           2.6250       09/01/95        09/01/95
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000

    1389940                           5.6250        101,650.00        100
    JONES               JEFFREY       5.6250        101,212.22         ZZ
    2124 GRAND AVENUE                 5.3750            585.16         1
                                     11.6250            585.16         95
    EVERETT         WA    98201      11.3750       07/07/94        107,000.00
    0380055195                         .0000       09/01/94            04
    1604507                            .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    447/728                           2.6250       09/01/95        09/01/95
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1389954                           5.8750        284,000.00        100
    LOW                 J             5.8750        283,127.08         ZZ
    30 GRIFFITHS SPRING               5.6250          1,679.97         1
                                     11.8750          1,679.97         78
    FLAGSTAFF       AZ    86001      11.6250       08/02/94        365,770.00
    0380055237                         .0000       10/01/94            00
    1563159                            .0000       09/01/24            0
    0                                 2.8750       09/01/95        09/01/95
    447/728                           2.6250       10/01/95        10/01/95
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1390088                           5.5000        142,000.00        100
    DRUMMOND            MARLON        5.5000        141,374.01         ZZ
    46 CROYDON DRIVE                  5.2500            806.26         1
                                     11.5000            806.26         95
    BLOOMFIELD      CT    06002      11.2500       07/29/94        150,000.00
    221524812                          .0000       09/01/94            04
    410777341                          .0000       08/01/24           30
    0                                 2.8750       08/01/95        08/01/95
    560/728                           2.6250       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1390092                           5.5000         81,700.00        100
    VAN ETTEN           CRAIG         5.5000         81,339.85         ZZ
    510 GRANDVIEW ROAD                5.2500            463.88         1
                                     11.5000            463.88         95
    BETHLEHEM       PA    18018      11.2500       07/21/94         86,000.00
    221515893                          .0000       09/01/94            04
    412116421                          .0000       08/01/24           30
    0                                 2.8750       08/01/95        08/01/95
    560/728                           2.6250       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           07             E           08/01/99
                                        O             .6250


    1390098                           5.5000        150,000.00        100
    TAYLOR              ALLEN         5.5000        149,338.75         ZZ
    1205 NOTTINGHAM DRIVE             5.2500            851.68         1
                                     11.5000            851.68         95
    CARY            NC    27511      11.2500       07/29/94        157,900.00
    221525660                          .0000       09/01/94            04
    415903591                          .0000       08/01/24           30
    0                                 2.6250       08/01/95        08/01/95
    560/728                           2.3750       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1390101                           5.5000        192,350.00        100
    CHEVERTON           RUSSELL       5.5000        191,455.05         ZZ
    31 MCGREEVEY DRIVE                5.2500          1,092.14         1
                                     11.5000          1,092.14         95
    MANASGUAN       NJ    08736      11.2500       07/08/94        202,500.00
    221508526                          .0000       09/01/94            04
    483408921                          .0000       08/01/24           30
    0                                 2.8750       08/01/95        08/01/95
    560/728                           2.6250       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1390102                           5.5000        115,900.00        100
    RHOADS              MICHAEL       5.5000        115,389.06         ZZ
    1453 ASHSTONE STREET              5.2500            658.07         1
                                     11.5000            658.07         95
    GERMANTOWN      TN    38138      11.2500       07/29/94        122,000.00
    221531536                          .0000       09/01/94            04
    184394961                          .0000       08/01/24           30
    0                                 2.6250       08/01/95        08/01/95
    560/728                           2.3750       09/01/95        09/01/95
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1390158                           5.7500         91,200.00        100
    NICHOLS             ROBERT        5.7500         90,816.37         ZZ
    507 ECHO SPRINGS ROAD             5.5000            532.22         1
                                     11.7500            532.22         95
    KNOXVILLE       TN    37923      11.5000       08/01/94         96,000.00
    0380056771                         .0000       09/01/94            04
    774067                             .0000       08/01/24           25
    0                                 2.7500       08/01/95        08/01/95
    640/728                           2.5000       09/01/95        09/01/95
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/95
        .0000                           05             E           08/01/99
                                        O            1.1250


    1390277                           6.5000         69,800.00        100
    ALLEY               CARL          6.5000         69,609.65         ZZ
    337 RIMROCK CIRCLE                6.2500            441.19         1
                                     12.5000            441.19         95
    PRESCOTT        AZ    86303      12.2500       08/11/94         73,500.00
    0380056698                         .0000       10/01/94            04
    2033013261                         .0000       09/01/24           25
    0                                 2.7500       09/01/95        09/01/95
    324/728                           2.5000       10/01/95        10/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1390412                           6.5000         85,500.00        100
    BUTLER              JEANIE        6.5000         85,099.39         ZZ
    9408 NE 67TH STREET               6.2500            540.42         1
                                     12.5000            540.42         95
    VANCOUVER       WA    98662      12.2500       07/19/94         90,000.00
    0380059726                         .0000       09/01/94            10
    2094010192                         .0000       08/01/24           25
    0                                 2.8750       08/01/95        08/01/95
    862/728                           2.6250       09/01/95        09/01/95
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1393141                           4.9900        133,450.00        100
    JOHNSON             MARY          4.9900        133,128.03         ZZ
    781 BRADFORD TERRACE              4.7400            715.58         1
                                     10.9900            715.58         95
    WEST CHESTER    PA    19382      10.7400       09/16/94        140,500.00
    0380067265                         .0000       11/01/94            14
    94076904                           .0000       10/01/24           25
    0                                 2.8750       10/01/95        10/01/95
    429/728                           2.6250       11/01/95        11/01/95
      45                              2.9900          .0000           .0000
    A                                 6.9900           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1393256                           4.9900         94,500.00        100
    GRISTE              FREDRIC       4.9900         94,272.01         ZZ
    306 SNOWDON COURT                 4.7400            506.72         1
                                     10.9900            506.72         95
    EXTON           PA    19341      10.7400       09/23/94         99,500.00
    0380067117                         .0000       11/01/94            14
    94076486                           .0000       10/01/24           25
    0                                 2.8750       10/01/95        10/01/95
    429/728                           2.6250       11/01/95        11/01/95
      45                              2.9900          .0000           .0000
    A                                 6.9900           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1394834                           8.0000        487,500.00        100
    LIFTON              DONALD        8.0000        468,515.46         ZZ
    1198 CHARRINGTON                  7.6250          3,577.10         1
                                     14.0000          3,243.98         75
    BIRMINGHAM      MI    48010      13.6250       04/22/91        650,000.00
    1385194                            .0000       06/01/91            00
    1385194                            .0000       05/01/21            0
    0                                 2.7500       05/01/92        05/01/95
    177/177                           2.3750       06/01/92        06/01/95
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        414
   TOTAL ORIGINAL BALANCE  :   108,658,722.00
   TOTAL PRINCIPAL BALANCE :   107,242,895.81
   TOTAL ORIGINAL P+I      :       630,770.64
   TOTAL CURRENT P+I       :       635,909.01

                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 12/21/94           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 14.06.54            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RFMSI I 1994-S20                               CUTOFF : 12/01/94
  POOL       : 0004163
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP

- -------------------------------------------------------------------------------

       1207659                  .3750              13.6250
       786,316.68               .0800              13.5450
             8.2500             .0000              13.5450
             7.8750             .0000               2.2950
             7.7950             .0000               2.2950
             7.7950             .0000

       1258995                  .2500              13.1250
       106,018.29               .0800              13.0450
             7.8750             .0000              13.0450
             7.6250             .0000               2.2950
             7.5450             .0000               2.2950
             7.5450             .0000

       1259034                  .2500              14.1250
       145,950.64               .0800              14.0450
             6.5000             .0000              14.0450
             6.2500             .0000               2.2950
             6.1700             .0000               2.2950
             6.1700             .0000

       1259090                  .3750              13.8750
       278,494.90               .0800              13.7950
             6.2500             .0000              13.7950
             5.8750             .0000               2.2950
             5.7950             .0000               2.2950
             5.7950             .0000

       1259091                  .3750              13.8750
       200,942.35               .0800              13.7950
             6.3750             .0000              13.7950
             6.0000             .0000               2.2950
             5.9200             .0000               2.2950
             5.9200             .0000

       1259125                  .3750              15.3750
       270,516.55               .0800              15.2950
             7.5000             .0000              15.2950
             7.1250             .0000               2.2950
             7.0450             .0000               2.2950
             7.0450             .0000

       1259152                  .3750              15.2500
        43,783.52               .0800              15.1700
             8.1250             .0000              15.1700
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1259155                  .3750              15.5000
       286,034.33               .0800              15.4200
             8.1250             .0000              15.4200
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1303638                  .2500              11.3750
       310,882.93               .0800              11.2950
             8.0000             .0000              11.2950
             7.7500             .0000               2.2950
             7.6700             .0000               2.2950
             7.6700             .0000

       1349297                  .2500              10.8750
       257,498.47               .0800              10.7950
             7.1250             .0000              10.7950
             6.8750             .0000               2.4200
             6.7950             .0000               2.4200
             6.7950             .0000

       1353643                  .2500              11.2500
       265,599.55               .0800              11.1700
             7.5000             .0000              11.1700
             7.2500             .0000               2.5450
             7.1700             .0000               2.5450
             7.1700             .0000

       1359322                  .2500              10.6250
       236,415.77               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1359496                  .3750              11.1250
       319,390.75               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1360562                  .2500              11.2500
       939,384.55               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000


       1364300                  .3750              10.1250
       155,175.29               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.5450
             4.0450             .0000               2.5450
             4.0450             .0000

       1364340                  .2500              11.2500
       945,564.79               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1364396                  .2500              10.7500
       381,755.59               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1364480                  .3750              10.1250
       257,365.88               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.5450
             4.0450             .0000               2.5450
             4.0450             .0000

       1364502                  .2500              11.1250
       909,480.65               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1364613                  .3750              10.1250
       305,916.99               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.4200
             4.0450             .0000               2.4200
             4.0450             .0000

       1365720                  .2500              11.1250
       210,861.13               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1366112                  .2500              10.5000
       214,436.20               .0800              10.4200
             6.7500             .0000              10.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000


       1367277                  .2500              10.6250
       246,330.28               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1368397                  .2500              10.8750
       301,074.58               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1368409                  .2500              10.5000
       204,618.62               .0800              10.4200
             4.7500             .0000              10.4200
             4.5000             .0000               2.5450
             4.4200             .0000               2.5450
             4.4200             .0000

       1368597                  .3750              10.1250
       211,325.25               .0800              10.0450
             6.5000             .0000              10.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1368769                  .3750              10.5000
       252,629.60               .0800              10.4200
             6.8750             .0000              10.4200
             6.5000             .0000               2.2950
             6.4200             .0000               2.2950
             6.4200             .0000

       1368806                  .2500              11.0000
       574,896.15               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1368821                  .2500              10.6250
       222,182.30               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1369021                  .3750              10.1250
       239,088.47               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.4200
             4.0450             .0000               2.4200
             4.0450             .0000

       1369167                  .3750              10.8750
       474,957.17               .0800              10.7950
             5.2500             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1369241                  .2500              10.3750
       244,094.01               .0800              10.2950
             4.6250             .0000              10.2950
             4.3750             .0000               2.5450
             4.2950             .0000               2.5450
             4.2950             .0000

       1369264                  .3750              10.1250
       229,610.17               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.4200
             4.0450             .0000               2.4200
             4.0450             .0000

       1369324                  .3750              10.8750
       347,213.45               .0800              10.7950
             5.2500             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1369350                  .3750              11.1250
       586,060.14               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1369379                  .2500              11.2500
       325,203.95               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1369382                  .2500              10.5000
       229,028.58               .0800              10.4200
             4.7500             .0000              10.4200
             4.5000             .0000               2.5450
             4.4200             .0000               2.5450
             4.4200             .0000

       1369635                  .3750              10.3750
       257,008.84               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.4200
             4.2950             .0000               2.4200
             4.2950             .0000

       1369822                  .2500              10.6250
       295,636.84               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1369893                  .3750              10.8750
       404,592.69               .0800              10.7950
             5.2500             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1370243                  .3750              10.6250
       296,327.06               .0800              10.5450
             5.0000             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1370247                  .2500              10.2500
       217,573.76               .0800              10.1700
             4.5000             .0000              10.1700
             4.2500             .0000               2.5450
             4.1700             .0000               2.5450
             4.1700             .0000

       1370271                  .2500              10.6250
       677,295.24               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1370281                  .2500              10.6250
       215,211.69               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1370589                  .3750              10.2500
       491,365.56               .0800              10.1700
             6.7500             .0000              10.1700
             6.3750             .0000               2.2950
             6.2950             .0000               2.2950
             6.2950             .0000

       1370591                  .3750              10.2500
       470,455.09               .0800              10.1700
             6.8000             .0000              10.1700
             6.4250             .0000               2.2950
             6.3450             .0000               2.2950
             6.3450             .0000

       1370614                  .2500              11.1250
       744,773.74               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1370624                  .2500              10.7500
       287,998.02               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1370702                  .3750              10.8750
       221,639.54               .0800              10.7950
             7.2500             .0000              10.7950
             6.8750             .0000               2.2950
             6.7950             .0000               2.2950
             6.7950             .0000

       1370910                  .2500              11.0000
       494,747.06               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000

       1370999                  .2500              10.5000
       377,368.53               .0800              10.4200
             6.7500             .0000              10.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1371184                  .3750              11.0000
       561,178.30               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000

       1371341                  .2500              11.2500
       692,976.52               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1371436                  .3750              10.3750
       213,233.46               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.4200
             4.2950             .0000               2.4200
             4.2950             .0000

       1371475                  .3750              10.3750
       251,473.32               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.2950
             4.2950             .0000               2.2950
             4.2950             .0000

       1371529                  .2500              10.3750
       197,380.42               .0800              10.2950
             4.6250             .0000              10.2950
             4.3750             .0000               2.5450
             4.2950             .0000               2.5450
             4.2950             .0000

       1371535                  .3750              11.1250
       754,397.62               .0800              11.0450
             6.9500             .0000              11.0450
             6.5750             .0000               2.5450
             6.4950             .0000               2.5450
             6.4950             .0000

       1371545                  .3750              11.1250
       456,861.29               .0800              11.0450
             7.5000             .0000              11.0450
             7.1250             .0000               2.4200
             7.0450             .0000               2.4200
             7.0450             .0000

       1371546                  .3750              10.0000
       355,000.23               .0800               9.9200
             6.7500             .0000               9.9200
             6.3750             .0000               2.4200
             6.2950             .0000               2.4200
             6.2950             .0000

       1371606                  .3750              10.5750
       738,093.85               .0800              10.4950
             7.5000             .0000              10.4950
             7.1250             .0000               2.4200
             7.0450             .0000               2.4200
             7.0450             .0000

       1371716                  .2500              10.1250
       303,844.59               .0800              10.0450
             4.3750             .0000              10.0450
             4.1250             .0000               2.5450
             4.0450             .0000               2.5450
             4.0450             .0000

       1371814                  .3750              11.0000
       244,380.05               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.2950
             4.9200             .0000               2.2950
             4.9200             .0000

       1372191                  .3750              11.0000
       226,381.66               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000

       1372271                  .2500              10.5000
       435,944.08               .0800              10.4200
             4.7500             .0000              10.4200
             4.5000             .0000               2.4200
             4.4200             .0000               2.4200
             4.4200             .0000

       1372349                  .2500              10.8750
       593,550.84               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1372363                  .2500              10.6250
       298,688.75               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1372533                  .2500              10.2500
       320,677.52               .0800              10.1700
             4.5000             .0000              10.1700
             4.2500             .0000               2.5450
             4.1700             .0000               2.5450
             4.1700             .0000

       1372551                  .2500              10.0000
       261,487.53               .0800               9.9200
             4.2500             .0000               9.9200
             4.0000             .0000               2.5450
             3.9200             .0000               2.5450
             3.9200             .0000

       1372702                  .3750              10.5000
       218,514.15               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.5450
             4.4200             .0000               2.5450
             4.4200             .0000

       1372775                  .2500              10.6250
       225,230.08               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1372780                  .2500              10.7500
       277,268.87               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1372821                  .3750              10.1250
       106,048.52               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.5450
             4.0450             .0000               2.5450
             4.0450             .0000

       1373638                  .2500              11.2500
       337,083.50               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1373807                  .2500              10.8750
       261,162.31               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1374483                  .2500              10.3750
       282,635.12               .0800              10.2950
             4.6250             .0000              10.2950
             4.3750             .0000               2.5450
             4.2950             .0000               2.5450
             4.2950             .0000

       1374492                  .2500              11.2500
       356,796.57               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1374499                  .2500              10.7500
       257,463.98               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1374637                  .2500              11.0000
       120,718.28               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1374774                  .2500              10.6250
       372,265.19               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.4200
             4.5450             .0000               2.4200
             4.5450             .0000

       1374959                  .2500              10.6250
       304,142.92               .0800              10.5450
             4.8750             .0000              10.5450
             4.6250             .0000               2.5450
             4.5450             .0000               2.5450
             4.5450             .0000

       1374971                  .2500              11.2500
       393,016.60               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1374980                  .2500              11.0000
       566,670.04               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375017                  .2500              10.8750
       280,301.89               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1375094                  .2500              11.0000
       261,899.81               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375121                  .2500              11.2500
       231,652.13               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1375178                  .3750              11.0000
       204,874.64               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375210                  .3750              10.8750
       495,932.28               .0800              10.7950
             5.2500             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1375292                  .2500              10.8750
       214,766.41               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1375477                  .2500              10.8750
       302,092.12               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1375479                  .2500              10.8750
       643,620.63               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1375509                  .5000              11.1250
       430,735.22               .0800              11.0450
             5.6250             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1375530                  .2500              10.7500
       338,239.30               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.4200
             4.6700             .0000               2.4200
             4.6700             .0000

       1375642                  .2500              11.0000
       280,895.99               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375809                  .2500              10.7500
       203,198.51               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1375836                  .3750              10.3750
       222,485.67               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.2950
             4.2950             .0000               2.2950
             4.2950             .0000

       1375852                  .3750              11.1250
       248,580.55               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1375899                  .2500              11.1250
       211,555.30               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1375901                  .2500              10.8750
       248,477.61               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1375912                  .2500              11.0000
       368,533.67               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375916                  .2500              11.0000
       339,395.40               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1375952                  .3750              10.3750
       268,448.83               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.2950
             4.2950             .0000               2.2950
             4.2950             .0000

       1376042                  .3750              10.7500
       224,114.84               .0800              10.6700
             5.1250             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1376131                  .3750              10.5000
       262,019.27               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.2950
             4.4200             .0000               2.2950
             4.4200             .0000

       1376132                  .3750              10.5000
       228,401.76               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.2950
             4.4200             .0000               2.2950
             4.4200             .0000

       1376135                  .2500              10.2500
       332,945.56               .0800              10.1700
             4.5000             .0000              10.1700
             4.2500             .0000               2.4200
             4.1700             .0000               2.4200
             4.1700             .0000

       1376213                  .3750              10.5000
       495,070.60               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.2950
             4.4200             .0000               2.2950
             4.4200             .0000

       1376216                  .3750              10.1250
       217,053.51               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.2950
             4.0450             .0000               2.2950
             4.0450             .0000

       1376231                  .3750              11.0000
       245,164.34               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.2950
             4.9200             .0000               2.2950
             4.9200             .0000

       1376238                  .3750              10.5000
       201,381.24               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.2950
             4.4200             .0000               2.2950
             4.4200             .0000

       1376320                  .2500              11.1250
       205,806.20               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1376353                  .3750              11.2500
       614,798.31               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1376365                  .2500              11.2500
       267,290.85               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1376866                  .2500              10.7500
        79,120.69               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1376962                  .2500              11.0000
       339,217.66               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1377191                  .2500              11.0000
       341,039.07               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1377318                  .3750              11.1250
       287,253.90               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.2950
             5.0450             .0000               2.2950
             5.0450             .0000

       1377319                  .3750              11.1250
       227,692.24               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.2950
             5.0450             .0000               2.2950
             5.0450             .0000

       1377566                  .2500              11.2500
        77,691.75               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1378351                  .3750              10.6250
       280,877.09               .0800              10.5450
             5.0000             .0000              10.5450
             4.6250             .0000               2.2950
             4.5450             .0000               2.2950
             4.5450             .0000

       1378352                  .3750              10.5000
       218,699.37               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.2950
             4.4200             .0000               2.2950
             4.4200             .0000

       1378608                  .2500              11.2500
       318,623.43               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1378614                  .2500              10.8750
       207,061.88               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1378678                  .3750              11.0000
       911,622.30               .0800              10.9200
             5.3750             .0000              10.9200
             5.0000             .0000               2.2950
             4.9200             .0000               2.2950
             4.9200             .0000

       1378679                  .3750              11.2500
       289,956.94               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1378682                  .3750              10.1250
       259,597.26               .0800              10.0450
             4.5000             .0000              10.0450
             4.1250             .0000               2.2950
             4.0450             .0000               2.2950
             4.0450             .0000

       1378684                  .3750              11.2500
       269,635.16               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1378757                  .2500              11.0000
       424,011.89               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1378761                  .3750              11.2500
       342,991.83               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1378774                  .3750              10.7500
       216,677.50               .0800              10.6700
             5.1250             .0000              10.6700
             4.7500             .0000               2.4200
             4.6700             .0000               2.4200
             4.6700             .0000

       1378978                  .2500              11.1250
       125,348.09               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1379003                  .2500              10.7500
       133,683.23               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.4200
             4.6700             .0000               2.4200
             4.6700             .0000

       1379005                  .2500              11.2500
       245,297.66               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1379068                  .2500              10.7500
       238,011.25               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1379285                  .2500              10.2500
       208,174.03               .0800              10.1700
             4.5000             .0000              10.1700
             4.2500             .0000               2.5450
             4.1700             .0000               2.5450
             4.1700             .0000

       1379289                  .2500              10.2500
       276,120.84               .0800              10.1700
             4.5000             .0000              10.1700
             4.2500             .0000               2.5450
             4.1700             .0000               2.5450
             4.1700             .0000

       1379336                  .2500              11.5000
       360,513.32               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1379387                  .2500              10.8750
       325,368.12               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1379428                  .2500              11.2500
       610,222.16               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1379486                  .2500              11.2500
       202,184.78               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1379502                  .3750              11.2500
       221,705.51               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1379511                  .3750              11.2500
       267,652.52               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1379513                  .3750              11.2500
       228,099.07               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1379515                  .5000              10.8750
       257,285.55               .0800              10.7950
             5.3750             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1379520                  .3750              11.1250
       218,042.35               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1379526                  .3750              11.1250
       239,846.63               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.2950
             5.0450             .0000               2.2950
             5.0450             .0000

       1379614                  .2500              11.2500
       168,982.85               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1379616                  .2500              10.5000
       290,356.19               .0800              10.4200
             4.7500             .0000              10.4200
             4.5000             .0000               2.4200
             4.4200             .0000               2.4200
             4.4200             .0000

       1379707                  .3750              12.0000
       455,023.00               .0800              11.9200
             6.3750             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1379780                  .2500              10.8750
       289,216.03               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1379825                  .2500              11.5000
        80,052.04               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.6700
             5.4200             .0000               2.6700
             5.4200             .0000



       1379832                  .2500              11.0000
       190,210.96               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1379849                  .3750              10.3750
       256,455.68               .0800              10.2950
             4.7500             .0000              10.2950
             4.3750             .0000               2.4200
             4.2950             .0000               2.4200
             4.2950             .0000

       1379944                  .2500              10.3750
       206,956.08               .0800              10.2950
             6.6250             .0000              10.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1379945                  .2500              11.1250
       146,327.37               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1379986                  .2500              10.8750
       645,372.06               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1380121                  .2500              11.1250
        83,235.04               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1380180                  .3750              11.2500
       277,565.63               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1380236                  .2500              11.2500
        82,856.05               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000



       1380317                  .3750              10.5000
       216,695.39               .0800              10.4200
             4.8750             .0000              10.4200
             4.5000             .0000               2.4200
             4.4200             .0000               2.4200
             4.4200             .0000

       1380336                  .3750              11.1250
       216,251.47               .0800              11.0450
             5.5000             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1380500                  .3750              11.2500
       594,783.49               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1380509                  .2500              10.7500
       643,660.06               .0800              10.6700
             5.0000             .0000              10.6700
             4.7500             .0000               2.5450
             4.6700             .0000               2.5450
             4.6700             .0000

       1380615                  .3750              11.7500
        89,468.42               .0800              11.6700
             6.1250             .0000              11.6700
             5.7500             .0000               2.2950
             5.6700             .0000               2.2950
             5.6700             .0000

       1380748                  .3750              11.3750
       282,886.43               .0800              11.2950
             5.7500             .0000              11.2950
             5.3750             .0000               2.2950
             5.2950             .0000               2.2950
             5.2950             .0000

       1380875                  .2500              11.2500
       222,006.78               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1380876                  .3750              11.2500
       496,059.93               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000



       1381395                  .3750              11.5000
       320,660.64               .0800              11.4200
             5.8750             .0000              11.4200
             5.5000             .0000               2.4200
             5.4200             .0000               2.4200
             5.4200             .0000

       1381657                  .2500              11.6250
       486,965.57               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.6700
             5.5450             .0000               2.6700
             5.5450             .0000

       1381672                  .2500              11.1250
       343,304.76               .0800              11.0450
             7.3750             .0000              11.0450
             7.1250             .0000               2.5450
             7.0450             .0000               2.5450
             7.0450             .0000

       1381677                  .2500              11.2500
       297,669.56               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1381789                  .2500              11.2500
        67,394.91               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1381799                  .3750              11.5000
       218,406.60               .0800              11.4200
             5.8750             .0000              11.4200
             5.5000             .0000               2.4200
             5.4200             .0000               2.4200
             5.4200             .0000

       1381800                  .3750              11.5000
        62,464.21               .0800              11.4200
             5.8750             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1382154                  .2500              12.1250
       377,737.58               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000



       1382166                  .2500              11.6250
        60,061.83               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1382578                  .2500              12.7500
       114,426.07               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.4200
             6.6700             .0000               2.4200
             6.6700             .0000

       1382671                  .2500              11.2500
       386,763.74               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1382717                  .2500              11.5000
       105,327.96               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1382749                  .2500              11.2500
        91,740.46               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1382797                  .2500              12.3750
       210,364.82               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1382826                  .2500              11.3750
        54,333.62               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1382847                  .3750              12.3750
       180,212.02               .0800              12.2950
             6.7500             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000



       1382862                  .2500              11.0000
       246,068.08               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1382895                  .2500              11.1250
       305,905.84               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1382962                  .2500              12.3750
       647,100.72               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1382994                  .3750              12.1250
       144,202.78               .0800              12.0450
             6.5000             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1383028                  .2500              11.6250
       274,787.70               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1383029                  .2500              11.0000
       128,942.35               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1383046                  .3750              11.2500
       406,821.00               .0800              11.1700
             5.6250             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1383049                  .3750              10.8750
       574,872.02               .0800              10.7950
             5.2500             .0000              10.7950
             4.8750             .0000               2.2950
             4.7950             .0000               2.2950
             4.7950             .0000



       1383124                  .2500              11.2500
       275,159.85               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1383137                  .2500              11.3750
       272,912.85               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.4200
             5.2950             .0000               2.4200
             5.2950             .0000

       1383157                  .2500              11.1250
       375,231.34               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1383208                  .2500              12.3750
       280,891.50               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1383319                  .2500              11.2500
       402,350.09               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1383461                  .3750              11.7500
       423,483.82               .0800              11.6700
             6.1250             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000

       1383469                  .3750              11.5000
       287,899.67               .0800              11.4200
             5.8750             .0000              11.4200
             5.5000             .0000               2.2950
             5.4200             .0000               2.2950
             5.4200             .0000

       1383498                  .2500              11.3750
       123,195.26               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000



       1383500                  .2500              12.7500
       391,685.32               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1383514                  .2500              11.5000
       123,794.05               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1383516                  .2500              11.2500
        69,137.65               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1383599                  .2500              11.2500
       278,139.95               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1383635                  .2500              12.6250
       994,886.50               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.4200
             6.5450             .0000               2.4200
             6.5450             .0000

       1383802                  .2500              11.2500
        83,536.02               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1383806                  .2500              11.1250
       266,177.82               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1383867                  .2500              11.2500
       266,856.07               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000



       1383881                  .2500              11.0000
       108,738.06               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1383914                  .2500              11.7500
        84,658.97               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1383963                  .2500              11.8750
       273,872.73               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.4200
             5.7950             .0000               2.4200
             5.7950             .0000

       1384026                  .2500              11.2500
       150,990.26               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384033                  .2500              11.8750
       333,355.27               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.4200
             5.7950             .0000               2.4200
             5.7950             .0000

       1384043                  .2500              11.6250
       106,608.56               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1384056                  .2500              11.2500
        95,750.35               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384069                  .2500              11.1250
       233,145.71               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000



       1384078                  .2500              11.1250
       229,429.39               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1384081                  .2500              11.3750
       250,364.48               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.4200
             5.2950             .0000               2.4200
             5.2950             .0000

       1384095                  .2500              11.3750
       131,236.11               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1384132                  .2500              11.2500
       155,735.06               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384197                  .2500              10.8750
        40,942.79               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1384199                  .2500              11.3750
       101,594.71               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1384235                  .2500              12.2500
       308,869.89               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1384248                  .2500              12.2500
       378,263.65               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000



       1384254                  .2500              11.5000
       317,474.38               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1384292                  .2500              11.6250
        78,924.24               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1384342                  .2500              12.6250
       129,447.62               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1384346                  .3750              12.7500
       605,539.40               .0800              12.6700
             7.1250             .0000              12.6700
             6.7500             .0000               2.5450
             6.6700             .0000               2.5450
             6.6700             .0000

       1384356                  .2500              11.2500
       169,558.23               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384361                  .2500              11.2500
        83,138.28               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384362                  .2500              11.0000
       169,251.21               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.2950
             4.9200             .0000               2.2950
             4.9200             .0000

       1384372                  .2500              11.1250
       224,324.63               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000



       1384409                  .2500              10.8750
       112,059.36               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1384432                  .2500              11.6250
       139,279.27               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1384433                  .2500              12.1250
       250,820.48               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1384498                  .2500              11.2500
       288,570.18               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384506                  .2500              11.1250
       124,293.39               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1384517                  .2500              10.8750
       106,970.31               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.4200
             4.7950             .0000               2.4200
             4.7950             .0000

       1384545                  .2500              11.2500
       261,050.16               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1384553                  .3750              11.7500
       526,154.02               .0800              11.6700
             6.1250             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000



       1384565                  .2500              11.1250
       144,080.84               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1384574                  .2500              12.8750
       897,095.38               .0800              12.7950
             7.1250             .0000              12.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1384580                  .2500              12.5000
       306,930.30               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1384629                  .2500              12.3750
       295,903.21               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1384630                  .2500              12.2500
       238,903.33               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1384631                  .2500              12.1250
       646,901.33               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1384633                  .2500              12.2500
       810,522.48               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1384700                  .2500              11.5000
        93,155.63               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000



       1384729                  .2500              11.7500
       128,749.43               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1384913                  .2500              11.2500
       134,154.91               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385024                  .2500              11.7500
       103,080.82               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.6700
             5.6700             .0000               2.6700
             5.6700             .0000

       1385051                  .2500              11.2500
        97,757.06               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385056                  .3750              12.1250
       217,006.01               .0800              12.0450
             6.5000             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1385098                  .2500              11.0000
       226,332.93               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1385134                  .2500              11.1250
       447,456.05               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1385190                  .2500              12.0000
        85,172.95               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000



       1385215                  .2500              12.5000
       348,166.34               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1385220                  .2500              12.6250
       345,027.71               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1385221                  .2500              12.0000
       320,142.79               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1385222                  .2500              11.2500
       246,073.51               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1385233                  .2500              11.6250
       206,997.12               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1385234                  .2500              12.0000
       286,619.35               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1385256                  .3750              12.2500
       278,751.10               .0800              12.1700
             6.6250             .0000              12.1700
             6.2500             .0000               2.4200
             6.1700             .0000               2.4200
             6.1700             .0000

       1385282                  .2500              11.2500
       134,830.60               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000



       1385326                  .2500              11.1250
       326,642.61               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1385345                  .2500              12.1250
       248,829.92               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1385364                  .2500              11.3750
        95,482.02               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1385370                  .2500              11.2500
       119,335.95               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385383                  .2500              11.0000
       268,121.36               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000

       1385386                  .2500              11.6250
       228,927.09               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1385413                  .2500              11.6250
       104,658.44               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1385418                  .2500              11.3750
       218,812.98               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000



       1385431                  .2500              11.2500
        66,107.29               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385434                  .2500              11.6250
       254,284.21               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.2950
             5.5450             .0000               2.2950
             5.5450             .0000

       1385448                  .2500              11.8750
       238,821.68               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.4200
             5.7950             .0000               2.4200
             5.7950             .0000

       1385450                  .2500              11.2500
        54,201.10               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1385480                  .2500              11.2500
       294,265.67               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385684                  .2500              12.2500
       380,752.25               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1385686                  .2500              12.3750
       408,171.28               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1385792                  .2500              11.2500
       137,728.93               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000



       1385796                  .2500              11.1250
       135,916.07               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1385807                  .2500              11.7500
        93,413.39               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1385815                  .2500              11.2500
       146,655.18               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385831                  .2500              11.8750
       251,804.48               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.4200
             5.7950             .0000               2.4200
             5.7950             .0000

       1385832                  .2500              11.7500
       206,954.24               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000

       1385833                  .2500              11.2500
       238,673.23               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1385834                  .2500              11.6250
       253,886.23               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1385835                  .2500              12.0000
       426,802.88               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000



       1385860                  .2500              11.2500
       229,880.65               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385874                  .2500              11.2500
       111,953.22               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385882                  .2500              11.7500
       108,601.24               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.2950
             5.6700             .0000               2.2950
             5.6700             .0000

       1385887                  .2500              11.8750
       435,849.59               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1385948                  .2500              12.7500
       210,420.72               .0800              12.6700
             7.0000             .0000              12.6700
             6.7500             .0000               2.4200
             6.6700             .0000               2.4200
             6.6700             .0000

       1385953                  .2500              11.2500
       158,718.46               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1385964                  .2500              12.1250
       104,508.57               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1385985                  .2500              10.8750
       273,371.85               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000



       1385987                  .2500              11.2500
       109,391.57               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386015                  .2500              12.6250
       268,852.76               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1386020                  .2500              11.2500
       146,436.72               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386028                  .2500              11.5000
        68,039.51               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1386056                  .2500              11.5000
       108,624.45               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.4200
             5.4200             .0000               2.4200
             5.4200             .0000

       1386074                  .2500              11.2500
        84,232.18               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386087                  .2500              11.1250
        41,006.82               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.2950
             5.0450             .0000               2.2950
             5.0450             .0000

       1386089                  .2500              11.5000
       150,544.04               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.2950
             5.4200             .0000               2.2950
             5.4200             .0000



       1386091                  .2500              11.3750
        45,999.51               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.2950
             5.2950             .0000               2.2950
             5.2950             .0000

       1386094                  .2500              10.8750
        84,791.98               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1386095                  .2500              10.8750
       110,358.61               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1386104                  .2500              11.0000
       116,957.94               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386105                  .2500              11.0000
       154,103.22               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386106                  .2500              11.0000
       107,275.72               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386108                  .2500              11.0000
        96,935.89               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386111                  .2500              11.1250
       109,069.84               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000



       1386112                  .2500              11.1250
       158,299.62               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1386125                  .2500              11.5000
       219,735.69               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1386130                  .2500              11.6250
       303,670.67               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1386144                  .2500              12.6250
        78,233.92               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1386197                  .2500              11.2500
       102,928.31               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386240                  .2500              11.2500
        75,878.55               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386249                  .2500              11.1250
        81,586.14               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.4200
             5.0450             .0000               2.4200
             5.0450             .0000

       1386250                  .2500              11.0000
        75,560.27               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000



       1386305                  .2500              11.0000
       245,668.03               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386327                  .2500              11.2500
       172,695.10               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386358                  .2500              11.0000
        80,228.86               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386362                  .2500              11.5000
       131,245.59               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.2950
             5.4200             .0000               2.2950
             5.4200             .0000

       1386367                  .2500              11.7500
        89,547.49               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1386398                  .2500              12.8750
       144,607.15               .0800              12.7950
             7.1250             .0000              12.7950
             6.8750             .0000               2.5450
             6.7950             .0000               2.5450
             6.7950             .0000

       1386400                  .2500              11.2500
       169,956.09               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386448                  .2500              11.0000
       163,398.72               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.4200
             4.9200             .0000               2.4200
             4.9200             .0000



       1386466                  .2500              12.1250
        77,535.42               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1386487                  .2500              12.0000
       106,873.04               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1386527                  .2500              11.5000
       638,586.67               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1386542                  .2500              11.2500
       200,943.41               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386569                  .2500              11.0000
       125,618.99               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386570                  .2500              11.1250
       138,700.36               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1386573                  .2500              11.5000
       152,193.59               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1386580                  .2500              11.1250
        77,459.61               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000



       1386673                  .2500              11.1250
       247,144.03               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1386679                  .2500              12.1250
       281,874.50               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1386721                  .2500              11.2500
       298,677.45               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386737                  .2500              11.2500
        89,205.01               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1386817                  .2500              11.8750
        47,413.53               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1386838                  .2500              11.0000
       129,247.84               .0800              10.9200
             5.2500             .0000              10.9200
             5.0000             .0000               2.5450
             4.9200             .0000               2.5450
             4.9200             .0000

       1386848                  .2500              12.2500
       221,037.15               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1386851                  .2500              11.7500
       286,502.30               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000



       1386852                  .2500              12.1250
       213,993.66               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1386860                  .2500              11.5000
       128,394.49               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1387110                  .2500              12.3750
        99,644.12               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1387118                  .2500              13.0000
       497,628.11               .0800              12.9200
             7.2500             .0000              12.9200
             7.0000             .0000               2.4200
             6.9200             .0000               2.4200
             6.9200             .0000

       1387126                  .2500              11.5000
       136,526.64               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1387127                  .2500              12.2500
       796,344.59               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1387135                  .2500              11.1250
        54,345.99               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.5450
             5.0450             .0000               2.5450
             5.0450             .0000

       1387137                  .2500              11.8750
       230,860.98               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000



       1387184                  .2500              11.2500
       170,743.95               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1387199                  .2500              11.2500
       142,508.48               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1387221                  .2500              12.6250
       224,237.36               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1387261                  .2500              10.8750
        97,536.81               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1387300                  .2500              11.2500
        89,652.10               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1387329                  .2500              11.6250
        99,589.16               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1387355                  .3750              12.6250
       290,535.83               .0800              12.5450
             7.0000             .0000              12.5450
             6.6250             .0000               2.4200
             6.5450             .0000               2.4200
             6.5450             .0000

       1387363                  .2500              12.1250
        74,296.50               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000



       1387396                  .2500              11.6250
        68,865.91               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1387481                  .2500              12.3750
       167,402.15               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.4200
             6.2950             .0000               2.4200
             6.2950             .0000

       1387493                  .2500              11.2500
        70,607.80               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.4200
             5.1700             .0000               2.4200
             5.1700             .0000

       1387524                  .2500              11.7500
       228,579.25               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1387539                  .2500              11.3750
       153,336.82               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1387728                  .2500              11.6250
       187,412.51               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.4200
             5.5450             .0000               2.4200
             5.5450             .0000

       1387768                  .2500              11.2500
       135,898.26               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1387823                  .2500              11.5000
        90,667.03               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000



       1387825                  .2500              11.6250
       108,900.75               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1387868                  .2500              12.6250
       495,874.04               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1387871                  .2500              12.5000
       106,534.17               .0800              12.4200
             6.7500             .0000              12.4200
             6.5000             .0000               2.5450
             6.4200             .0000               2.5450
             6.4200             .0000

       1387873                  .2500              12.0000
       139,328.88               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1387876                  .2500              12.2500
       330,291.49               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1387901                  .2500              11.5000
       137,363.99               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1387933                  .2500              12.0000
       224,356.18               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.4200
             5.9200             .0000               2.4200
             5.9200             .0000

       1387988                  .2500              12.1250
       308,932.45               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000



       1387996                  .2500              11.7500
       477,586.74               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.4200
             5.6700             .0000               2.4200
             5.6700             .0000

       1387998                  .2500              11.6250
        97,696.62               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1388019                  .2500              12.3750
       382,633.54               .0800              12.2950
             6.6250             .0000              12.2950
             6.3750             .0000               2.5450
             6.2950             .0000               2.5450
             6.2950             .0000

       1388050                  .2500              12.0000
       298,852.48               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1388055                  .2500              11.8750
        94,431.51               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.4200
             5.7950             .0000               2.4200
             5.7950             .0000

       1389314                  .2500              11.5000
       219,074.57               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1389408                  .2500              12.6250
        74,976.13               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.6700
             6.5450             .0000               2.6700
             6.5450             .0000

       1389416                  .2500              11.3750
       189,085.75               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.4200
             5.2950             .0000               2.4200
             5.2950             .0000



       1389478                  .2500              12.2500
       238,721.82               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1389547                  .2500              12.2500
       241,640.89               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1389598                  .2500              11.1250
        87,252.69               .0800              11.0450
             5.3750             .0000              11.0450
             5.1250             .0000               2.6200
             5.0450             .0000               2.6200
             5.0450             .0000

       1389603                  .2500              12.1250
       348,028.99               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.4200
             6.0450             .0000               2.4200
             6.0450             .0000

       1389605                  .2500              12.0000
       140,703.06               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.5450
             5.9200             .0000               2.5450
             5.9200             .0000

       1389615                  .2500              11.5000
       235,870.22               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.5450
             5.4200             .0000               2.5450
             5.4200             .0000

       1389664                  .2500              11.6250
       326,652.52               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1389666                  .2500              10.8750
       328,459.27               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000



       1389673                  .2500              12.6250
       598,278.52               .0800              12.5450
             6.8750             .0000              12.5450
             6.6250             .0000               2.5450
             6.5450             .0000               2.5450
             6.5450             .0000

       1389681                  .2500              12.1250
       573,450.45               .0800              12.0450
             6.3750             .0000              12.0450
             6.1250             .0000               2.5450
             6.0450             .0000               2.5450
             6.0450             .0000

       1389711                  .2500              10.8750
       133,786.46               .0800              10.7950
             5.1250             .0000              10.7950
             4.8750             .0000               2.5450
             4.7950             .0000               2.5450
             4.7950             .0000

       1389715                  .2500              11.6250
       348,198.19               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1389741                  .2500              11.6250
       115,495.90               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1389757                  .2500              11.8750
       109,966.70               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1389760                  .2500              11.8750
       294,633.97               .0800              11.7950
             6.1250             .0000              11.7950
             5.8750             .0000               2.5450
             5.7950             .0000               2.5450
             5.7950             .0000

       1389809                  .2500              11.6250
       441,307.64               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000



       1389896                  .2500              12.0000
       272,368.43               .0800              11.9200
             6.2500             .0000              11.9200
             6.0000             .0000               2.2950
             5.9200             .0000               2.2950
             5.9200             .0000

       1389904                  .2500              11.6250
       151,216.94               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1389925                  .2500              11.7500
       211,000.06               .0800              11.6700
             6.0000             .0000              11.6700
             5.7500             .0000               2.5450
             5.6700             .0000               2.5450
             5.6700             .0000

       1389940                  .2500              11.3750
       101,212.22               .0800              11.2950
             5.6250             .0000              11.2950
             5.3750             .0000               2.5450
             5.2950             .0000               2.5450
             5.2950             .0000

       1389954                  .2500              11.6250
       283,127.08               .0800              11.5450
             5.8750             .0000              11.5450
             5.6250             .0000               2.5450
             5.5450             .0000               2.5450
             5.5450             .0000

       1390088                  .2500              11.2500
       141,374.01               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1390092                  .2500              11.2500
        81,339.85               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1390098                  .2500              11.2500
       149,338.75               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000



       1390101                  .2500              11.2500
       191,455.05               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.5450
             5.1700             .0000               2.5450
             5.1700             .0000

       1390102                  .2500              11.2500
       115,389.06               .0800              11.1700
             5.5000             .0000              11.1700
             5.2500             .0000               2.2950
             5.1700             .0000               2.2950
             5.1700             .0000

       1390158                  .2500              11.5000
        90,816.37               .0800              11.4200
             5.7500             .0000              11.4200
             5.5000             .0000               2.4200
             5.4200             .0000               2.4200
             5.4200             .0000

       1390277                  .2500              12.2500
        69,609.65               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.4200
             6.1700             .0000               2.4200
             6.1700             .0000

       1390412                  .2500              12.2500
        85,099.39               .0800              12.1700
             6.5000             .0000              12.1700
             6.2500             .0000               2.5450
             6.1700             .0000               2.5450
             6.1700             .0000

       1393141                  .2500              10.7400
       133,128.03               .0800              10.6600
             4.9900             .0000              10.6600
             4.7400             .0000               2.5450
             4.6600             .0000               2.5450
             4.6600             .0000

       1393256                  .2500              10.7400
        94,272.01               .0800              10.6600
             4.9900             .0000              10.6600
             4.7400             .0000               2.5450
             4.6600             .0000               2.5450
             4.6600             .0000



       1394834                  .3750              13.6250
       468,515.46               .0800              13.5450
             8.0000             .0000              13.5450
             7.6250             .0000               2.2950
             7.5450             .0000               2.2950
             7.5450             .0000

  TOTAL NUMBER OF LOANS:      414
  TOTAL BALANCE........:        107,242,895.81



  RUN ON     : 12/28/94            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 13.55.28            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1994-S20      ARM SUMMARY REPORT       CUTOFF : 12/01/94
  POOL       : 0004163
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO

- -------------------------------------------------------------------------------
  CURR NOTE RATE                       5.7645            4.2500      8.2500
  RFC NET RATE                         5.4805            4.0000      7.8750
  NET MTG RATE(INVSTR RATE)            5.4005            3.9200      7.7950
  POST STRIP RATE                      5.4005            3.9200      7.7950
  SUB SERV FEE                          .2840             .2500       .5000
  MSTR SERV FEE                         .0800             .0800       .0800
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      11.3862           10.0000     15.5000
  MAX NET MTG RT(MAX INV RT)          11.3062            9.9200     15.4200
  MAX POST STRIP RATE                 11.3062            9.9200     15.4200
  INV RATE MARGIN                      2.4806            2.2950      2.6700
  POST STRIP MARGIN                    2.4806            2.2950      2.6700

  TOTAL NUMBER OF LOANS:   414
  TOTAL BALANCE........:   107,242,895.81

                             ***************************
                             *      END OF REPORT      *
                             ***************************

                             EXHIBIT G

                 FORM OF SELLER/SERVICER CONTRACT


            This Seller/Servicer Contract (as may be
amended, supplemented or otherwise modified from time
to time, this "Contract") is made this         day of
            , 19  , by and between Residential Funding
Corporation, its successors and assigns ("Residential
Funding") and                   (the "Seller/Servicer"
and, together with Residential Funding, the "parties" and each, individually, a "party").

            WHEREAS, the Seller/Servicer desires to sell
Loans to, and/or service Loans for, Residential
Funding, and Residential Funding desires to purchase
Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential
Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

            NOW, THEREFORE, in consideration of the
premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

      1.    Incorporation of Guides by Reference.

            The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing; provided, further that if the Seller/Servicer does not service Loans for Residential
Funding, the provisions of the Residential Funding
Servicer Guide shall be inapplicable, and if the Seller/Servicer does not sell Loans to Residential
Funding, the provisions of the Residential Funding
Seller Guide shall be inapplicable, in each case until such time as the Seller/Servicer does service Loans for or, as appropriate, does sell Loans to Residential
Funding. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

      2.    Amendments.

            This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

      3.    Representations and Warranties.

            a.    Reciprocal Representations and
Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1)   Each party is duly organized, validly
                  existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides.

            (2)   This Contract has been duly authorized,
                  executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3)   There is no action, proceeding or
                  investigation pending or threatened, nor any basis therefor known to either party, that questions the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and no such obligation adversely affects its capacity to fulfill any of its promises or duties under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.
            b.    Seller/Servicer's Representations,
                  Warranties and Covenants.

            In addition to the representations,
warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

      4.    Remedies of Residential Funding.

            If an Event of Seller Default, or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

      5.    Seller/Servicer's Status as Independent
Contractor.

            At no time shall the Seller/Servicer
represent that it is acting as an agent of Residential
Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

      6.    Prior Agreements Superseded.

            This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer
Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

      7.    Assignment.

            This Contract may not be assigned or
transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan. Unless Residential Funding specifies otherwise, any such sale, assignment, conveyance, hypothecation, pledge or transfer shall be effective upon written notice by Residential Funding to the Seller/Servicer.

      8.    Notices.

            All notices, requests, demands or other
communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by certified mail, return receipt requested, postage prepaid, to the addresses below.
However, another name or address or both may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or by Residential
Funding pursuant to an amendment to the Guides.

            If to Residential Funding, notice must be sent to the appropriate address specified in the Guides.

            If to the Seller/Servicer, notice must be sent to:




      Attention:

      9.    Jurisdiction and Venue.

            Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

      10.   Miscellaneous.

            This Contract, including all documents
incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All section headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

            IN WITNESS WHEREOF, the duly authorized
officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:     SELLER/SERVICER

[Corporate Seal]
(If none, so state.)

By:
         (Name of Seller/Servicer)


(Typed Name)      (Typed Name)
Title:          Title:


ATTEST:     RESIDENTIAL FUNDING CORPORATION

                       By:
                              (Signature)


(Typed Name)                  (Typed Name)
Title:                        Title:

                             EXHIBIT H

                   FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)
                              Mortgage Loan Prepaid in Full
                              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."


Residential Funding Corporation
Authorized Signature
*******************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

      Enclosed Documents:     [] Promissory Note
                              [] Primary Insurance Policy
                              [] Mortgage or Deed of Trust
                              [] Assignment(s) of Mortgage
                              or Deed of Trust
                              [] Title Insurance Policy
                              [] Other:


Name                          Date

Title

DATE:

TO:

RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request (circle one):
                              Mortgage Loan Prepaid in Full
                              Mortgage Loan in Foreclosure

"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
*******************************************************
******

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

      Enclosed Documents:     [] Promissory Note
                              [] Primary Insurance Policy
                              [] Mortgage or Deed of Trust
                              [] Assignment(s) of Mortgage
                                    or  Deed of Trust
                              [] Title Insurance Policy
                              [] Other:


Name                    Date

Title

                            EXHIBIT I-1

             FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) :ss.
COUNTY OF   )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Pass-Through Certificates, Series 1994-S20 Class R (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
              ] [the United States], on behalf of which he makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3.  That the Owner is aware (i) of the tax
that would be imposed on transfers of Class R
Certificates to disqualified organizations under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4.  That the Owner is aware of the tax
imposed on a "pass-through entity" holding Class R
Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R
Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6.  That the Owner has reviewed the
restrictions set forth on the face of the Class R
Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The
Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8.  The Owner's Taxpayer Identification
Number is           .

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The
Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11.  That the Owner has no present knowledge
or expectation that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R
Certificate.

            12.  That the Owner has no present knowledge
or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

            13.  The Owner is a citizen or resident of
the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            IN WITNESS WHEREOF, the Owner has caused this
instrument to be executed on its behalf, pursuant to
the authority of its Board of Directors, by its [Title
of Officer] and its corporate seal to be hereunto
attached, attested by its [Assistant] Secretary, this
  day of               , 19__.


                  [NAME OF OWNER]


                  By:
                           [Name of Officer]
                           [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary



      Personally appeared before me the above-named
[Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

      Subscribed and sworn before me this     day of
        , 19__.




                        NOTARY PUBLIC

                  COUNTY OF
                  STATE OF
                  My Commission expires the       day of
                       , 19  .

                            EXHIBIT I-2

                  FORM OF TRANSFEROR CERTIFICATE


                              __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

      Re:   Mortgage Pass-Through Certificates,
            Series 1994-S20, Class R

Ladies and Gentlemen:

      This letter is delivered to you in connection with
the transfer by                                (the
"Seller") to ______________________________________
(the "Purchaser") of $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1994-S20, Class R (the
"Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of December 1, 1994, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National
Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

      1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

      2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1.
The Seller does not know or believe that any representation contained therein is false.

      3. The Seller, at the time of the transfer, has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury
Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

      4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                  Very truly yours,




                        (Seller)


            By:
            Name:
            Title:

                             EXHIBIT J

              FORM OF INVESTOR REPRESENTATION LETTER


                                         , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re:   Mortgage Pass-Through Certificates,
                  Series 1994-S20, Class

Ladies and Gentlemen:

                                   (the "Purchaser")
intends to purchase from                    (the
"Seller") $           Initial Certificate Principal
Balance of Mortgage Pass-Through Certificates, Series
1994-S20, Class    (the "Certificates"), issued
pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of December 1, 1994 among Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),
Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1.    The Purchaser understands that (a)
            the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
            "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the
            Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.    The Purchaser is acquiring the
            Certificates for its own account for
            investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.    The Purchaser is (a) a substantial,
            sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.    The Purchaser has been furnished
            with, and has had an opportunity to review
            (a) [a copy of the Private Placement
            Memorandum, dated     , 19  , relating to the
            Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the
            Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the
            Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private
            Placement Memorandum (the "Memorandum")
            relating to the original sale (the "Original
            Sale") of the Certificates by the Company, the Purchaser acknowledges that such
            Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
            (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5.  The Purchaser has not and will not
            nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.  The Purchaser is not an employee
            benefit plan or other plan subject to the Employee Retirement Income Security Act of
            1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any Person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, will not be made unless plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of or with "plan assets" if any such plan is permissible under applicable law, would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability
            (including liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability.

                  7.  The Purchaser is not a non-United
            States person.

                  Very truly yours,


            By:
            Name:
            Title:

                             EXHIBIT K

             FORM OF TRANSFEROR REPRESENTATION LETTER




                                       , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series
1994-S20

            Re:   Mortgage Pass-Through Certificates,
                  Series 1994-S20, Class

Ladies and Gentlemen:

            In connection with the sale by
(the "Seller") to                    (the "Purchaser")
of $            Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 1994-S20,
Class   (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of December 1, 1994 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National
Bank of Chicago, as trustee (the "Trustee").  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the
"Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.
The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing
Agreement.

                  Very truly yours,


                        (Seller)



            By:
            Name:
            Title:

                             EXHIBIT L

            [Text of Amendment to Pooling and Servicing
           Agreement Pursuant to Section 11.01(e) for a
                         Limited Guaranty]

                            ARTICLE XII

      Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 11.01.  Subordinate Certificate Loss
Coverage; Limited Guaranty.  (a) Subject to subsection
(c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related
Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a).

            (b)   Subject to subsection (c) below, prior
to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard
Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B
Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.
Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments pursuant to this
Section shall be made prior to the later of the third
Business Day prior to each Distribution Date or the
related Determination Date by the Master Servicer with
written notice thereof to the Trustee.  The maximum
amount that Residential Funding shall be required to
pay pursuant to this Section on any Distribution Date
(the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all
previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate
Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d)   The Trustee will promptly notify General
Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty
(the "Limited Guaranty"), executed by General Motors
Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount
Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master
Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

            (f)   The Company shall have the option, in
its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate
Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute
Limited Guaranty or Subordinate Certificate Loss
Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate
Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate
Loss Obligation (if not supported by the Limited
Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General
Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors
Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of
(a) the then-current rating assigned to the Class B
Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 11.02.  Amendments Relating to the
Limited Guaranty.  Notwithstanding Sections 10.01 or
11.01: (i) the provisions of this Article XI may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master
Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class
B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is
Residential Funding or an Affiliate of Residential
Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section
11.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate
Certificate Loss Obligation), an Opinion of Counsel
(which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.
A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 11.02.

                             EXHIBIT M

                    [FORM OF LIMITED GUARANTY]

                         LIMITED GUARANTY

          RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                Mortgage Pass-Through Certificates
                          Series 1994-S20



                                    , 199__

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a
Delaware corporation ("Residential Funding"), an
indirect wholly-owned subsidiary of General Motors
Acceptance Corporation, a New York corporation
("GMAC"), plans to incur certain obligations as
described under Section 11.01 of the Pooling and
Servicing Agreement dated as of December 1, 1994 (the
"Servicing Agreement"), among Residential Funding
Mortgage Securities I, Inc. (the "Company"),
Residential Funding and The First National Bank of
Chicago (the "Trustee") as amended by Amendment No. 1
thereto, dated as of         , with respect to the
Mortgage Pass-Through Certificates, Series 1994-S20
(the "Certificates"); and

            WHEREAS, pursuant to Section 11.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the
premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1.    Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate
Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 11.01 of the Servicing
Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential
Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 11.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2.    Waiver.  GMAC hereby waives any failure
or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3.    Modification, Amendment and Termination.
This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 11.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4.    Successor.  Except as otherwise
expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5.    Governing Law.  This Limited Guaranty
shall be governed by the laws of the State of New York.

            6.    Authorization and Reliance.  GMAC
understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this
Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                  GENERAL MOTORS ACCEPTANCE CORPORATION


                  By:
                  Name:
                  Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                             EXHIBIT N

      FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE
LOAN


                        __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois  60602

Attention:  Corporate Trust Administration

            Re:   Mortgage Pass-Through Certificates,
                  Series 1994-S20,
                  Assignment of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the
"Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of December 1, 1994, among Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),
Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i)       the Mortgage Loan is secured by
Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii)       the substance of the assignment is, and
is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

       (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                  Very truly yours,


                        (Lender)

                  By:
                  Name:
                  Title:

                             EXHIBIT O


           [FORM OF RULE 144A INVESTMENT REPRESENTATION]


      Description of Rule 144A Securities, including numbers:
          _______________________________________________
          _______________________________________________
          _______________________________________________
          _______________________________________________


            The undersigned  seller, as registered holder
(the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer
(the "Buyer").

            1.  In connection with such transfer and in
accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A
Securities under the Securities Act of 1933, as amended
(the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A
Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing
Agreement (the "Agreement"), dated as of November 1,
1993 among Residential Funding Corporation as Master
Servicer, Residential Funding Mortgage Securities I,
Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a.  The Buyer understands that the Rule
      144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b.  The Buyer considers itself a
      substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c.  The Buyer has been furnished with
      all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d.  Neither the Buyer nor anyone acting
      on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
      Securities, any interest in the Rule 144A
      Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
      Securities, any interest in the Rule 144A
      Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
      144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A
      Securities a violation of Section 5 of the 1933
      Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e.  The Buyer is a "qualified
      institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The
      Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that either (1) the Buyer (A) is not an employee benefit plan (within the meaning of Section
3(3) of the Employee Retirement Income Security Act of
1974, as amended ("ERISA")) which is subject to ERISA
(a "Plan"), or a plan (within the meaning of Section
4975(e)(1) of the Internal Revenue Code of 1986 (the
"Code")) which is subject to Section 4975 of the Code
(also a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing the Rule 144A
Securities with "plan assets" of any Plan, will not be made unless such Plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability.

            4.  This document may be executed in one or
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                      Print Name of Buyer

By:                                       By:
Name:                                     Name:
Title:                                    Title:

Taxpayer Identification:                  Taxpayer Identification:
No.                                       No.
Date:                                     Date:

ANNEX 1 TO EXHIBIT O


        QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

      [For Buyers Other Than Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice
President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ___   Corporation, etc.  The Buyer is a corporation
            (other than a bank, savings and loan
            association or similar institution),
            Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements.

      ___   Broker-Dealer.  The Buyer is a dealer
            registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

      ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Adviser.   The Buyer is an
            investment adviser registered under the
            Investment Advisers Act of 1940.

      ___   SBIC.  The Buyer is a Small Business
            Investment Company licensed by the U.S. Small
            Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      ___ Business Development Company. The Buyer is a business development company as defined in
            Section 202(a)(22) of the Investment Advisers
            Act of 1940.

      ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
            Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3.    The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4.    For purposes of determining the
aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5.    The Buyer acknowledges that it is
familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___   ___       Will the Buyer be purchasing the Rule
  Yes   No        144A Securities only for the Buyer's own
                  account?

            6.    If the answer to the foregoing question
is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7.    The Buyer will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                        Print Name of Buyer

            By:
            Name:
            Title:
            Date:

ANNEX 2 TO EXHIBIT O


        QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

       [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____        The Buyer owned $___________________ in
            securities (other than the excluded
            securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____        The Buyer is part of a Family of Investment
            Companies which owned in the aggregate
            $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3.    The term "Family of Investment
Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4.    The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.
In addition, the Buyer will only purchase for the Buyer's own account.

            6.    The undersigned will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                        Print Name of Buyer


                  By:
                  Name:
                  Title:

                        IF AN ADVISER:


                              Print Name of Buyer


                  Date: